As filed with the Securities and Exchange Commission
                                on April 17, 1998

                            Registration No. 33-19718


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                         POST-EFFECTIVE AMENDMENT NO. 17

                                       TO

                                    FORM S-6

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                              (Exact Name of Trust)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                            (319) 352-4090, ext. 2157
                (Name, Address and Telephone Number of Depositor)

                 Name and complete address of agent for service:

                             Barbara L. Secor, Esq.
                       CUNA Mutual Life Insurance Company
                                2000 Heritage Way
                                Waverly, IA 50677

It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 1998 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485
     |_| 75 days after filing  pursuant to paragraph  (a)(ii)
     |_| on pursuant to paragraph (a)(ii) of Rule 485


Title of Securities: Interest in the Seperate Account issued through Variable Life Insurance Policies.


The index to attached exhibits is found following the signature pages and consents after page II-4.

================================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2
N-8B-2 Item                   Caption in Prospectus

 1 . . . . .  . .. . . . .. The Company Separate Account
 2  . . . . . . . . . . . . The Company
 3  . . . . . . . . . . . . The Company
 4  . . . . . . . . . . . . Distribution of the Policies
 5  . . . . . . . . . . . . The Separate Account
 6(a) . . . . . . . . . . . Not Applicable
  (b) . . . . . . . . . . . Not Applicable
 9  . . . . . . . . . . . . Legal Proceedings
10  . . . . . . . . . . . . The Policy
11  . . . . . . . . . . . . The Funds
12  . . . . . . . . . . . . The Funds
13  . . . . . . . . . . . . Charges and Deductions
14  . . . . . . . . . . . . The Policy
15  . . . . . . . . . . . . The Separate Account
16  . . . . . . . . . . . . Policy Values
17  . . . . . . . . . . . . The Policy-Owner's Rights
18  . . . . . . . . . . . . The Policy
19  . . . . . . . . . . . . Not Applicable
20  . . . . . . . . . . . . Not Applicable
21  . . . . . . . . . . . . Not Applicable
22  . . . . . . . . . . . . Not Applicable
23  . . . . . . . . . . . . Not Applicable
24  . . . . . . . . . . . . Not Applicable
25  . . . . . . . . . . . . The Company
26  . . . . . . . . . . . . Charges and Deductions
27  . . . . . . . . . . . . The Company
28  . . . . . . . . . . . . The Company, CUNA Mutual Life Insurance Company
                            Directors and Executive Officers
29  . . . . . . . . . . . . The Company
30  . . . . . . . . . . . . The Company
31  . . . . . . . . . . . . Not Applicable
32  . . . . . . . . . . . . Not Applicable
33  . . . . . . . . . . . . Not Applicable
34  . . . . . . . . . . . . Not Applicable
35  . . . . . . . . . . . . Not Applicable
37  . . . . . . . . . . . . Not Applicable
38  . . . . . . . . . . . . Distribution of the Policies
39  . . . . . . . . . . . . Distribution of the Policies
40  . . . . . . . . . . . . Not Applicable
41(a) . . . . . . . . . . . Distribution of the Policies
42. . . . . . . . .  . . . .Not Applicable
43  . . . . . . . . . . . . Not Applicable
44  . . . . . . . . . . . . The Policy
45  . . . . . . . . . . . . Not Applicable
46  . . . . . . . . . . . . The Policy-Owner's Rights
47  . . . . . . . . . . . . Not Applicable
48  . . . . . . . . . . . . The Company
49  . . . . . . . . . . . . The Company
50  . . . . . . . . . . . . Not Applicable
51  . . . . . . . . . . . . The Company, The Policy
52  . . . . . . . . . . . . The Funds
53  . . . . . . . . . . . . Federal Tax Matters
54  . . . . . . . . . . . . Financial Statements
55  . . . . . . . . . . . . Not Applicable

CUNA MUTUAL LIFE INSURANCE COMPANY                                    PROSPECTUS
2000 Heritage Way, Waverly, Iowa  50677

(319) 352-4090        (800) 798-5500                                 MAY 1, 1998
--------------------------------------------------------------------------------

This Prospectus describes the MEMBERS(R) Variable Universal Life Policy ("Policy") an individual flexible premium variable universal life insurance Policy issued by CUNA Mutual Life Variable Account ("Separate Account") and CUNA Mutual Life Insurance Company ("Company") .

The Policy's flexibility allows you to provide for changing insurance needs under a single insurance policy. The Policy allows you to make the following choices:

(1) You must choose how you want your premiums allocated. Premiums may be allocated to one or more of the Subaccounts of the Separate Account. Each Subaccount invests solely in the corresponding portfolio or Series of Class Z of the following investment options ("Funds"):

o        Ultra Series Fund
         o  Capital Appreciation Stock Fund
         o  Growth and Income Stock Fund
         o  Balanced Fund
         o  Bond Fund
         o  Money Market Fund
         o  Treasury 2000 Fund

o        T. Rowe Price International Series, Inc.
         o  International Stock Portfolio

o        MFS(R) Variable  Insurance  TrustSM ("MFS Variable  Insurance Trust")
         o MFS(R) World Governments  SeriesSM ("MFS World  Governments  Series")
         o MFS(R) Emerging Growth SeriesSM ("MFS Emerging Growth Series")

You may also choose to allocate all or a portion of premium to the Interest Bearing Account, an account held in the general account of the Company. The Company guarantees the principal held within the Interest Bearing Account and will pay interest of at least 4% annually. At its discretion, the Company may pay a higher rate.

(2)  You must choose one of two death benefit options:
         Option 1 is equal to the  Specified  Amount  (or Face  Amount)  of your
         Policy
         Option 2 is equal to the Specified Amount plus the Accumulated Value of your Policy

(3) You may choose to increase or decrease the size of the Specified Amount when you need more or less insurance protection.

(4)  You may choose to vary the size and frequency of premium payments.


Replacing existing insurance with the Policy described in this Prospectus may not be advantageous. In addition, a person who currently owns a flexible premium life insurance policy should compare the benefit and cost of purchasing additional life insurance under the existing policy with the benefits and cost of purchasing the Policy described in this Prospectus. Since the charges imposed upon surrender or Lapse during the first nine Policy years will be significant, purchase a Policy only if you have the financial capability to keep it In Force for a substantial period.


PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. This prospectus must be accompanied by a current prospectus for the Ultra Series Fund, T. Rowe Price International Series, Inc., and MFS Variable Insurance Trust.

Unlike credit union and bank accounts, policy value invested in the Separate Account is not insured. Investment of policy value in the Separate Account involves certain risks including loss of purchase payments (principal). Variable policy value is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                                                            PAGE
DEFINITIONS....................................................................1
SUMMARY OF THE POLICY..........................................................3
THE COMPANY....................................................................6
THE SEPARATE ACCOUNT...........................................................6
THE FUNDS......................................................................7
Ultra Series Fund..............................................................7
   Capital Appreciation Stock Fund.............................................7
   Growth and Income Stock Fund................................................7
   Balanced Fund...............................................................7
   Bond Fund...................................................................8
   Money Market Fund...........................................................8
   Treasury 2000 Fund..........................................................8
T. Rowe Price International Series, Inc........................................8
   International Stock Portfolio...............................................8
MFS Variable Insurance Trust...................................................8
   MFS World Governments Series................................................8
   MFS Emerging Growth Series..................................................8
Availability of the Funds......................................................8
Resolving Material Conflicts...................................................9
Addition, Deletion or Substitution of Investments.............................10
INTEREST BEARING ACCOUNT......................................................10
THE POLICY....................................................................10
Policy Benefits...............................................................10
   Death Proceeds.............................................................10
   Minimum Death Benefit Guarantee............................................11
   Surrender Proceeds.........................................................12
   Maturity Proceeds..........................................................13
   Payment of Proceeds........................................................13
Policy Values.................................................................13
   Accumulated Value..........................................................13
   Cash Value.................................................................13
   Net Cash Value.............................................................13
Unit Value Guarantee..........................................................14
Premiums......................................................................14
   Initial Premium............................................................14
   Flexibility of Premiums....................................................14
   No-Lapse Guarantee.........................................................14
   Minimum Death Benefit Guarantee............................................14
   Target Premium.............................................................14
   Net Premiums...............................................................14
   Allocation of Net Premiums.................................................14
Charges And Deductions........................................................15
   State Premium Taxes........................................................15
   Monthly Deduction..........................................................15
   Mortality and Expense Risk Charge..........................................16
   Contingent Deferred Sales and Administrative Charges.......................16
   Transfer Fee...............................................................17
   Federal and State Income Taxes.............................................18
   Duplicate Policy Charge....................................................18
Grace Period..................................................................18
Lapse.........................................................................18
No-Lapse Guarantee............................................................18
Reinstatement.................................................................18
Owner's Rights................................................................19
   Right-to-Examine Period....................................................19
   Policy Loans...............................................................19
   Transfer of Values.........................................................20
   Dollar Cost Averaging......................................................21
   Change of Allocations......................................................21
   Change of Death Benefit Option.............................................21
   Change of Specified Amount.................................................22
   Conversion/Exchange of Policy..............................................23
   Transfer of Ownership......................................................23
   Collateral Assignments.....................................................23
   Settlement Options.........................................................23
Other Policy Provisions, Definitions..........................................24
Riders........................................................................26
   Children's Insurance.......................................................26
   Guaranteed Insurability....................................................26
   Accidental Death Benefit...................................................27
   Automatic Increase.........................................................27
   Other Insured..............................................................27
   Term Insurance.............................................................27
   Disability Waiver of Monthly Deductions....................................27
   Waiver of Premium and Monthly Deduction Disability Benefit.................27
REPORTS TO OWNERS.............................................................27
VOTING RIGHTS.................................................................27
DISTRIBUTION OF POLICIES......................................................28
PREPARING FOR YEAR 2000.......................................................28
UNISEX POLICIES...............................................................28
FEDERAL INCOME TAX MATTERS....................................................29
Taxation Of The Company.......................................................29
Tax Status Of The Policy......................................................29
Tax Treatment Of Policy Proceeds..............................................30
   Proceeds Other Than Accelerated Benefits...................................30
   Proceeds from Accelerated Benefits.........................................31
CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS...........31
STATE REGULATION..............................................................33
LEGAL PROCEEDINGS.............................................................33
INDEPENDENT AUDITORS..........................................................33
ACTUARIAL MATTERS.............................................................33
REGISTRATION STATEMENT........................................................33
FINANCIAL STATEMENTS..........................................................33
APPENDIX A ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS..................70
APPENDIX B  FIRST YEAR CONTINGENT DEFERRED CHARGES PER $1,000 OF
            SPECIFIED AMOUNT..................................................80
APPENDIX C  FIRST YEAR CONTINGENT DEFERRED CHARGES PER $1,000 OF
            SPECIFIED AMOUNT UNISEX...........................................82
APPENDIX D DEATH BENEFIT RATIO................................................83

                                   DEFINITIONS


Accumulated Value. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.


Age. The number of completed years from the Insured's date of birth.


Attained Age. Age of the Insured on the most recent Policy Anniversary.


Beneficiary.  Person  or  entity  named  to  receive  all or part  of the  Death
Proceeds.


Cash Value.  Accumulated Value minus Deferred Charges, but not less than zero.


Code. The Internal Revenue Code of 1986, as amended.


Company. CUNA Mutual Life Insurance Company


Cost of Insurance. It is the amount necessary to pay for the insurance provided by the Policy. One factor of the Monthly Deduction.


CUNA  Mutual  Group.  CUNA  Mutual  Insurance  Society,   its  subsidiaries  and
affiliates, including the Company.


Death Benefit Ratio. The ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.


Death Proceeds. Amount to be paid if the Insured dies while the Policy is In Force.


Deferred Charges. The contingent deferred sales charge and contingent deferred administrative charge which are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable.


Deferred Charges Account. A portion of the Company's general account in which Policy values are held in support of Deferred
Charges.



Face Amount. Under death benefit option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under death benefit option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.



Fund. An investment portfolio (sometimes called a Series) of the Ultra Series Fund, the T. Rowe Price International Series, Inc. or the MFS Variable Insurance Trust or any other open-end management investment company or unit investment trust in which a Subaccount invests.


Home Office. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677



In Force. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.



Indebtedness. Policy loans plus accrued interest on the loans.


Insured. Person whose life is insured under the Policy.


Interest Bearing Account. An option under the Policy where premiums may be allocated and values transferred to the Company's general account.


Irrevocable Beneficiaries. Beneficiaries who have certain rights which cannot be changed unless he or she consents to the change.



Issue Age. Age of Insured at the time the Policy was issued.


Issue Date. The date from which Policy Anniversaries, Policy years, and Policy months are determined.



Lapse. Condition when the Insured's life is no longer insured under the Policy.


Loan Account. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.



Monthly Day. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.


Monthly Deduction. Amounts withdrawn from the Accumulated Value on each Monthly Day to pay for the Cost of Insurance for the month, the monthly Policy fee, the monthly administrative fee, and the cost of any additional benefits provided by rider.


Net Asset Value. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.


Net Cash Value. The Cash Value of the Policy minus any Policy Indebtedness.


Net Premiums. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).


Owner. The Owner as named in the application. The Owner may be other than the Insured.


Policy. A MEMBERS(R) Variable Universal Life Policy issued by the Company.


Policy Anniversary. Same day and month as the issue day and month for each year the Policy remains In Force.


Portfolio Maturity. Day upon which the Stripped Treasury Securities in a Treasury Series become payable.



Premium Tax. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.



Record Date. The date the Company records the Policy on its books as an In Force Policy.


Separate Account. CUNA Mutual Life Variable Account, a segregated investment account of CUNA Mutual Life Insurance Company into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.


Specified Amount. The amount chosen by the Owner which is used to determine the Face Amount.


Subaccount. A division of the Separate Account which invests exclusively in the shares of a corresponding Fund.



Surrender the Policy. To terminate the Policy at the option of the Owner. After the Policy has been surrendered, the Insured's life is no longer insured under the Policy.

Target Premium. The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by .60.


Unit Value. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.



Valuation Day. Any day the New York Stock Exchange is open for business, except the following Company holidays: (1) Thanksgiving Day; (2) Christmas Day; (3) New Year's Day; and (4) Independence Day, the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday; and (5) any day that a Subaccount's corresponding Fund does not value its shares. Federal securities regulations will be followed in case of an emergency which makes valuation extremely difficult, for example, fire, blizzard or tornado.



Valuation Period. The period commencing at the close of the New York Stock Exchange (currently 3:00 p.m. Central Standard Time) of one Valuation Day and continuing to 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange, whichever is earlier, of the next succeeding Valuation Day.

                              SUMMARY OF THE POLICY


The following summary of the prospectus and information about the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insured is alive, the Policy is In Force, and there is no outstanding Policy loan.

The Owner has flexibility, within limitations, to determine the frequency and amount of Premiums. (See "Premiums - Flexibility of Premiums"). Thus, unlike conventional fixed-benefit life insurance, the Policy does not require the Owner to adhere to a fixed premium schedule. Also, unlike fixed-benefit life insurance, the amount and/or duration of the life insurance coverage and Accumulated Value of the Policy is not guaranteed, and may increase or decrease to reflect the investment performance of any Subaccounts to which Accumulated Value is allocated. Accordingly, the Owner bears the investment risk of any depreciation of, but reaps the benefit of any appreciation in, the value of the underlying assets. As long as the Policy remains In Force, the Policy will provide for death proceeds payable to the Beneficiary upon the Insured's death, Accumulated Value, surrender rights, and Policy loan privileges. The Policy will remain In Force so long as Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Policy, otherwise, after a grace period, the Policy will Lapse without value. (See "Grace Period, Lapse, No-Lapse Guarantee, And Reinstatement "). However, the Company guarantees that the Policy will remain In Force during the first three Policy Years as long as certain requirements related to the required minimum premium are met during those years. If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Tax Status of the Policy"). The minimum Specified Amount for which the Policy normally will be issued is $50,000 ($10,000 for Issue Ages 65 and over).

The most important features of the Policy, such as charges and deductions, Accumulated Value benefits, death benefits, and calculations of Accumulated Value, are summarized in the following pages.

Purpose of the Policy. The Policy is designed to provide lifetime insurance benefits and long-term investment of Accumulated Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as his or her needs for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations. (see below).

Policy Benefits. Two death benefit options are available under the Policy: a level death benefit ("Option 1") and a death benefit that may increase or decrease ("Option 2"). The Owner may change the death benefit option and the Specified Amount. Death Proceeds are available as a lump sum or under a variety of settlement options. (See "Policy Benefits - Death Proceeds"). Supplemental benefits and/or riders are available. (See "Other Policy Provisions, Definitions").

The Owner may surrender the Policy in full at any time. Declining contingent deferred sales and sales and administrative charges are deducted from the proceeds in the event of a full surrender during the first ten Policy years. (See "Surrender Proceeds Policy Surrender").

Within limits, the Owner also make a partial surrender from the Policy and obtain a Policy loan. The Owner may make a partial surrender so long as the Specified Amount remaining is not less than $40,000 ($8,000 if Issue Age is 65 and over). Each partial surrender will be assessed a charge. (See "Surrender Proceeds - Partial Surrender"). Loans may be taken from amounts up to 80% (90% for Virginia residents) of Cash Value, at an 8% interest rate compounded annually. (See "Owner's Rights - Policy Loans").

The Owner may transfer Accumulated Value between and among the Subaccounts and the Interest Bearing Account. The Owner may make four transfers a year without charge. (See "Owner's Rights - Transfer of Values).

The Separate Account. The Owner may allocate Net Premiums to the Separate Account, the Interest Bearing Account, or both. The Separate Account consists of nine Subaccounts. Each Subaccount invests in the corresponding portfolio or series of Ultra Series Fund, T. Rowe Price International Series, Inc., and the MFS Variable Insurance Trust.

The Interest Bearing Account. As an alternative to the Separate Account, the Owner may allocate or transfer all or a portion of the Accumulated Value to the Interest Bearing Account, which guarantees a specified minimum rate of return. (See "Interest Bearing Account").

Premiums. There is an initial premium required by the Policy. Thereafter, the Owner may select an annual premium plan, and pay premiums in accordance with a schedule. The Owner may vary the amount and frequency and skip planned annual payments. (See "Premiums - Flexibility of Premiums").

The initial premium and the minimum premium depend on the Insured's age, sex, and risk class, Specified Amount selected, and any supplemental riders. Premiums after the initial premium may be paid at any time while the Policy is In Force, within limits. (See "Premiums - Flexibility of Premiums").

Illustrations. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

Tax Considerations. The Company intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of Code. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of premiums made in relation to the Death Benefit provided under the Policy. The Company will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Federal Income Tax Matters."

Cancellation Privilege. For a limited time after the Policy is issued, the Owner may cancel the Policy and receive a refund. This refund will equal Accumulated Value on the date the Company receives the returned Policy, plus any charges the Company deducted, minus any Policy Indebtedness. A refund will equal the exact amount of premiums paid if required by applicable state law. (See "Owner's Rights - Right-to-Examine Period").

Conversion/Exchange Right. At any time within 24 months after the Issue Date, the Owner may exchange the Policy for a policy of permanent fixed benefit insurance or for any other policy that the Company may agree to issue on the life of the Insured. The Owner also may transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new policy. (See - "Owner's Rights - Conversions/Exchange Privilege").

Charges and Expenses.

State Taxes. A charge is deducted from premium payments to cover state taxes. The charge deducted is equal to the actual amount of Premium Tax (or tax in lieu of Premium Tax) in the Owner's state of residence. (See "Charges and Deductions
- State Premium Taxes").

Monthly Deductions. The Monthly Deductions, are deducted from Net Cash Value (or, in limited circumstances, the Deferred Charges Account) on each Monthly Day. The Monthly Deductions equal the sum of a cost of insurance charge, the cost of additional insurance riders and benefits, if any, a policy fee of $3 per month for Policies with Issue Ages 0-19 and $6 per month for all remaining Policies, and an administrative fee which equals $.45 per thousand dollars of Specified Amount per year. The administrative fee is assessed only during the first 10 Policy years, or on an increase in Specified Amount, during the first 10 years after the increase. (See "Charges and Deductions - Monthly Deduction").

Daily Charges. Mortality and expense risk charges are assessed against net assets (whether held in the Subaccounts and/or Interest Bearing Account) equal on an annual basis, to .9% of the average daily net assets. (See "Charges and Deductions Mortality and Expense Risk Charge").

Fund Expenses. Fund expenses are described in the Fund prospectuses which accompany this prospectus.


         Annual Fund Expenses
         (as percentage of average net assets)

         Capital Appreciation Stock Fund
         Management Fees ..............................................0.80%
         Other Expenses ...............................................0.01%
         Total Annual Fund Expenses....................................0.81%

         Growth and Income Stock Fund
         Management Fees ..............................................0.60%
         Other Expenses ...............................................0.01%
         Total Annual Fund Expenses....................................0.61%

         Balanced Fund
         Management Fees ..............................................0.70%
         Other Expenses ...............................................0.01%
         Total Annual Fund Expenses....................................0.71%

         Bond Fund
         Management Fees ..............................................0.55%
         Other Expenses ...............................................0.01%
         Total Annual Fund Expenses....................................0.56%

         Money Market Fund
         Management Fees ..............................................0.45%
         Other Expenses ...............................................0.01%
         Total Annual Fund Expenses....................................0.46%

         Treasury 2000
         Management Fees...............................................0.45%
         Other Expenses................................................0.00%
         Total Annual Fund Expenses....................................0.45%

         International Stock Portfolio
         Management Fees ..............................................1.05%
         Other Expenses................................................0.00%
         Total Annual Fund Expenses....................................1.05%


         MFS World Governments Series
         Management Fees ..............................................0.75%
         Other Expenses (after expense limitation)(1)..................0.25%(2)
         Total Annual Fund Expenses (after expense limitation).........1.00%

         MFS Emerging Growth Series
         Management Fees...............................................0.75%
         Other Expenses (after expense limitation)(1)..................0.12%
         Total Annual Fund Expenses (after expense limitation).........0.87%


(1) These Series have an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".

(2) The annual expenses listed for the MFS World Governments Series are net of certain reimbursements by its investment adviser. The investment adviser has agreed to bear, subject to reimbursement, until December 31, 2004, expenses of the World Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. See "Information Concerning Shares of The Series
     - Expenses" in the prospectus of the MFS World Governments Series. For the 1997 fiscal year, absent this expense arrangement, the "Other Expenses" and the "Total Annual Fund Expenses" shown above would be .40% and 1.15%, respectively.

Partial Surrender Charge. Each partial surrender is assessed a charge equal to the lesser of $25 or 2% of the amount surrendered.

Contingent Deferred Charges. Contingent deferred sales and administrative charges are assessed upon full surrender of Policy. The charges vary by the age of Insured at issue, sex, and smoking status. In no instance will the charges exceed 30% of the lesser of premiums paid or the guideline annual premium of the Policy. (See "The Policy - Contingent Deferred Sales and Administrative Charges").

Transfer Fee. After the fourth transfer in an Policy year, an Owner is charged $20 per transfer for Accumulated Value transferred between and among the Subaccounts and the Interest Bearing Account. (See "Charges and Deductions - Transfer Fee").

Owner Inquiries. If you have questions, you may write or call the Company at its Home Office, 2000 Heritage Way, Waverly, Iowa 50677, 1-800-798-5500.


                                   THE COMPANY


CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677. The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, the Company changed its name to "Century Life of America." On January 1, 1997 the Company changed its name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, the Company entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of the directors of the Company are also directors of CUNA Mutual and many of the senior executive officers of the Company hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective Owners retain their voting rights. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."


As of December 31, 1997, the Company had more than $3.4 billion in assets and $13.3 billion of life insurance In Force. Effective March 17, 1997 and through the date of this Prospectus, A.M. Best rated the Company A (Excellent). Effective February 11, 1997 and through the date of this Prospectus, Duff & Phelps rated the Company AA. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain our current ratings, contact the Company at the address and telephone number shown on the first page of this Prospectus.

The objective of A.M. Best's rating system is to evaluate the factors affecting overall performance of an insurance company. Then provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.

Duff & Phelps Credit Rating Co. rates insurance companies on their claims paying abilities. It bases these ratings on its assessment of the economic fundamentals of the company's principal lines of business, the company's competitive position, the company's management capability, the relationship of the company to its affiliates and the company's asset and liability management practices.

The Company and CUNA Mutual are members of the Insurance Marketplace Standards Association (IMSA). IMSA is a newly formed independent industry organization dedicated to the practice of high ethical standards in the sale of individually-sold life insurance and annuity products. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

The Company and CUNA Mutual Investment Corporation each own a one-half interest in CIMCO Inc. (the investment adviser to the Ultra Series Fund). CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation owns CUNA Brokerage Services, Inc.

                              THE SEPARATE ACCOUNT

The Separate Account was established by the Company on August 16, 1983. The Separate Account will receive and invest Net Premium payments made under the Policy. In addition, the Separate Account may receive and invest purchase payments for other variable life insurance policies issued now or in the future by the Company.

Although the assets in the Separate Account are the property of the Company, the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. The Company has the right to transfer to the general account any assets of the Separate Account which are in excess of reserves and other contract liabilities. The Company has placed seed money in the Treasury 2000 Separate Account and reserves the right to withdraw it. Periodically, the Separate Account makes payments to the Company for mortality and expense charges.


The Separate Account is divided into Subaccounts. In the future, additional Subaccounts may be added. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.


The Separate Account has been registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of a Separate Account under the federal securities laws. Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

The Company does not guarantee the investment performance of the Separate Account. Accumulated Value of Policies will vary daily with the value of the assets under the Separate Account and, depending upon the death benefit option chosen. The Death Proceeds may also vary with the value of the assets under the Separate Account. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value of the Policy, such amounts are general obligations of the Company and payable out of the general account of the Company.

The Company may, from time to time, offer other policies which may be similar to those offered herein. The Company will act as custodian of the assets of the Separate Account.

                                    THE FUNDS

The Separate Account invests in shares of open-end management investment companies of the series type with one or more investment portfolios or series. Each investment company is registered with the SEC. Such registration does not involve supervision of the management, investment practices, or policies of the investment company by the SEC.

The Separate Account has invested and will continue to invest in Class Z shares of the Ultra Series Fund. The Separate Account, CUNA Mutual Group qualified retirement plans, and two other separate accounts of the Company are shareholders of the Ultra Series Fund. Other Separate Accounts of the Company or separate accounts of other affiliated and unaffiliated life insurance companies and qualified retirement plans may also invest in the Ultra Series Fund. The Separate Account also invests in shares of the MFS Variable Insurance Trust and the T. Rowe Price International Series, Inc.

The Ultra Series Fund currently has six Funds available as investment options under the Policies. The T. Rowe Price International Series, Inc. has one Fund available as an investment option under the Policy. The MFS Variable Insurance Trust has two Funds available as investment options under the Policies. The MFS Variable Insurance Trust also has other funds that are not available under the Policy. All three investment companies may, in the future, create additional funds that may or may not be available as investment options under the Policies. Each Fund has its own investment objectives and policies. The income, gains and losses for each Fund are determined separately for that Fund.

The investment objectives and policies of each Fund are summarized below. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust which follow this prospectus. These prospectuses should be read carefully and retained for future reference.


Ultra Series Fund

The Ultra Series Fund is a series fund with two classes of shares within each of six investment portfolios. Class C shares are offered to unaffiliated insurance company separate accounts and unaffiliated qualified retirement plans. Class Z shares are offered to CUNA Mutual Group affiliates separate accounts and qualified retirement plans. Currently, the Ultra Series Fund offers six Funds as investment options under the Policies.

Capital Appreciation Stock Fund. This Fund seeks a high level of long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock and Growth and Income Stock Funds, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable Net Asset Value of $1.00 per share.

Treasury 2000 Fund. The investment objective of this Fund is to provide safety of capital and a relatively predictable payout upon Portfolio Maturity, primarily by investing in Stripped Treasury Securities. The Stripped Treasury Securities held by this Fund mature November 15, 2000.

CIMCO Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. One half of CIMCO Inc.'s outstanding common stock is owned by the Company and one half indirectly by CUNA Mutual.

T. Rowe Price International Series, Inc.

T. Rowe Price International Series, Inc. currently has one investment portfolio or Fund available as an investment option under the Policies.

International  Stock  Portfolio.  This Fund  seeks  long-term  growth of capital
through  investments  primarily  in  common  stocks  of  established,   non-U.S.
companies.

Rowe Price-Fleming International, Inc. ("RPFI") serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. RPFI was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.

MFS Variable Insurance Trust

The MFS Variable Insurance Trust currently has two investment series or Funds available as investment options under the Policies.

MFS World Governments Series. This Fund seeks not only preservation but also growth of capital, together with moderate current income.

MFS Emerging Growth Series. This Fund seeks long-term growth of capital through investments primarily in common stocks of emerging growth companies.

Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the MFS World Governments Series and MFS Emerging Growth Series and
manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

Availability of the Funds


The Separate Account purchases shares of International Stock Portfolio, MFS World Governments Series, and MFS Emerging Growth Series in accordance with separate participation agreements between the Company and T. Rowe Price International Series, Inc. and MFS Variable Insurance Trust, as appropriate. The termination provisions of these agreements vary and are summarized below.


The agreement between the Company and T. Rowe Price International Series, Inc. (and its principal underwriter) provides for termination as it applies to any Fund covered by the agreement:

(1) by any party upon six months prior written notice to the other parties, or in the event that (subject to certain conditions) formal proceedings are initiated against any other party by the SEC or another regulator, or in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity,

(2) by the Company upon written notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Policies or are not registered, issued or sold in conformity with applicable laws or such laws preclude the use of such shares as investment media for the Policies,

(3) by the Company upon written notice to the other parties in the event that the Fund fails to meet certain Code requirements described in the agreement,

(4)  by  the  T.  Rowe  Price  International   Series,  Inc.  or  its  principal
     underwriter upon 45 days written notice to the Company, and

(5)  by  the  T.  Rowe  Price  International   Series,  Inc.  or  its  principal
     underwriter upon written notice to the Company in the event that the Policies fail to meet certain Code requirements described in the agreement.

The agreement between the Company and the MFS Variable Insurance Trust (and its investment adviser) provides for termination as it applies to any Fund covered by the agreement:

(1) by any party upon six months prior written notice to the other parties, or in the event that (subject to certain conditions) formal proceedings are initiated against any other party by the SEC or another regulator, or (subject to certain conditions) in the event that the Company should substitute shares of another Fund for the Fund,

(2) by any party upon written notice to the other parties in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, or in the event that another party materially breaches any provision of the agreement,

(3) by the Company upon prompt written notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Policies or are not appropriate funding vehicles for the Policies, and

(4) upon assignment of the agreement by any party unless the other parties agree in writing to the assignment.

If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Policy value to the Subaccount investing in that Fund.

Resolving Material Conflicts

Ultra Series Fund. The Ultra Series Fund may sell shares to the Separate Account and to other separate accounts of the Company and to affiliated and unaffiliated insurance company separate accounts supporting individual variable annuity contracts and to variable annuity contracts sold solely in connection with qualified retirement plans (annuity contracts). Currently, the Company does not foresee any disadvantages to Owners arising from the sale of shares to support such annuity contracts or that would arise if the Ultra Series Fund were to offer its shares to support products other than the Policies and such annuity contracts. However, the management of the Ultra Series Fund will monitor events in order to identify any material irreconcilable conflicts that might possibly arise

(1) as a result of the Ultra Series Fund offering its shares to support both the Policies and such annuity contracts,

(2) as a result of the Ultra Series Fund offering its shares to support products other than the Policies or such annuity contracts or

(3)  is a result of the sale of its shares to qualified retirement plans.

In the event of such a conflict, the Company would determine what action, if any, should be taken in response to the conflict. In addition, if the Company believes that Ultra Series Fund's response to any such conflict insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Separate Account's investment in the Ultra Series Fund.

The T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust. The T. Rowe Price International Series, Inc. currently sells shares of the International Stock Portfolio to the Separate Account and to separate accounts of life insurance companies not affiliated with the Company to support other variable annuity contracts. The MFS Variable Insurance Trust currently sells shares of its MFS World Governments Series and MFS Emerging Growth Series to Separate Accounts of the Company for annuity contracts, sells shares to companies not affiliated with the Company, and has sold shares to MFS as a seed money investment. Shares of both the International Stock Portfolio, the MFS World Governments Series and the MFS Emerging Growth Series may in the future be sold to other separate accounts of the Company and shares of the MFS World Governments Series and the MFS Emerging Growth Series may in the future be sold to separate accounts of other affiliated or unaffiliated life insurance companies to support other variable annuity or variable life insurance contracts. Shares of the MFS World Governments Series and MFS Emerging Growth Series may in the future also be sold to qualified retirement plans. Currently, the Company does not foresee any disadvantages to Owners arising from the sale of such shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust will each monitor events related to their Fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such Fund's offering its shares to (1) support both variable life insurance contracts and variable annuity contracts, or (2) support the variable life insurance contracts and/or variable annuity contracts issued by various unaffiliated insurance companies. In addition, the management of the MFS Variable Insurance Trust will monitor the Trust in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans. In the event of such a conflict, the management of the appropriate Fund would determine what action, if any, should be taken in response to the conflict. In addition, if the Company believes that the response of the T. Rowe Price International Series, Inc. or the MFS Variable Insurance Trust to any such conflict insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Separate Account's investment in the International Stock Portfolio or the MFS World Governments Series or the MFS Emerging Growth Series, as appropriate.

Addition, Deletion or Substitution of Investments

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in the Company's judgment, further investment in any Fund should become inappropriate, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund. The Company will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

The Company also reserves the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by the Company. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in the sole discretion of the Company, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, the Company (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If an Owner objects to the change, the Owner may exchange the Policy for a fixed benefit whole life insurance policy then issued by the Company. The new policy will be subject to normal underwriting rules and other conditions determined by the Company. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to the Owner of the investment policy change. The Owner may also Surrender the Policy. (See Section entitled THE POLICY, Policy Benefits Surrender Proceeds.)

If the Company considers it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of the Company. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

                            INTEREST BEARING ACCOUNT

The Interest Bearing Account is an investment option under the Policy. Premiums may be allocated and values transferred to the general account of the Company. Assets attributable to the Interest Bearing Account are subject to the claims of the Company's general creditors. Net premiums allocated and values transferred to the Interest Bearing Account will earn interest at a rate of no less than 4% annually, with the Company crediting a higher rate solely at its discretion. (See Section entitled THE POLICY, Owner's Rights - Transfer of Values.)

                                   THE POLICY

Policy Benefits

Death Proceeds

Payment of Death Proceeds. When the Company receives proof of the Insured's death in writing on a form satisfactory to the Company, the Company will pay the Death Proceeds to the Beneficiary or Beneficiaries provided the Policy was In
Force on the date of the Insured's death. If no Beneficiary survives the Insured, the Death Proceeds will be paid to the Owner, if living, or to the Owner's estate.


Death Proceeds payable to an estate will be paid in one sum. Death Proceeds payable to other beneficiaries will be paid in one sum unless another settlement option is selected. If the Owner, Beneficiary, or payee is not a natural person, any Death Proceeds due will be applied only under settlement options consented to by the Company.


Interest will accumulate from the Insured's date of death until a lump sum payment is made or until a settlement option is effective. Each year the Company determines the interest rate. The rate will not be less than 3.5% per year.

During the Insured's lifetime, the Owner may direct that the Death Proceeds be paid under one of the settlement options. The written consent of all Irrevocable Beneficiaries must be obtained prior to the selection. After the Insured's death, if the Owner did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.
(See Section entitled THE POLICY, Owner's Rights - Settlement Options.)

An accelerated payment of a portion of the eligible death benefit may be elected if the Insured is terminally ill. See Section entitled THE POLICY, Other Policy Provisions, Definitions - Accelerated Benefit Option.

Death Benefit Options 1 and 2. The Owner may select one of two death benefit options. The Owner's selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

         o the Face Amount on the date of death; plus

         o any premiums received after date of death; minus

         o Policy Indebtedness.

The Face Amount, however, differs under the two death benefit options.

Under death benefit option 1, the Face Amount is the greater of:

         o The Specified Amount, or

         o The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Under death benefit option 2, the Face Amount is the greater of:

         o The Specified Amount plus the Accumulated Value on the date of death, or

         o The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix D. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

The illustrations in Appendix A show how the death benefit option affects Policy values. Illustrations 1, 2, 5 and 6 assume death benefit option 1 is in effect. Illustrations 3, 4, 7, and 8 assume death benefit option 2 is in effect.


The Owner may change from one death benefit option to the other. (See Section entitled THE POLICY, Owner's Rights - Change of Death Benefit Option.)


Minimum Death Benefit Guarantee


The minimum death benefit guarantee provides that a minimum amount of death benefit will be paid if, at all times, the sum of the premiums received to date, less all partial surrenders and Policy loans, is at least equal to the monthly target premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is determined by dividing the minimum premium by .60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In Force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly target premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

The Target Premium will be increased or decreased, as appropriate, when the Owner requests the following: increase or decrease in the Specified Amount, change in the death benefit option, or adds or deletes riders.


If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. Notice of this loss will be mailed to the Owner, after which the Owner has 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60-day grace period, the minimum death benefit guarantee cannot be reinstated.

Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the Monthly Deduction during the first nine Policy years. (See Section entitled THE POLICY, Charges and Deductions - Contingent Deferred Sales and Administrative Charges.) During those years, any Monthly Deduction remaining after amounts in the Deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived. (See Section entitled THE POLICY, Charges and Deductions Monthly Deduction.)

Surrender Proceeds


Policy Surrender. The Owner may Surrender the Policy for its Net Cash Value. The written consent of all assignees or Irrevocable Beneficiaries must be obtained prior to any partial or total surrender. The Company may require the return of the Policy.


The surrender date of the Policy is the date a written request for surrender is received at the Home Office in a form satisfactory to the Company and containing all necessary signatures. The Net Cash Value will be determined as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance will terminate as of the surrender date.

To reimburse the Company for sales expenses and Policy expenses incurred at issue, contingent deferred sales and administrative charges ("Deferred Charges") will be deducted from the proceeds in the event of a complete surrender of the Policy during the first nine Policy years. (See Section entitled THE POLICY, Charges and Deductions - Contingent Deferred Sales and Administrative Charges.)

Partial Surrender. The Owner may also surrender a portion of the Policy for an amount less than the full Net Cash Value. The effective date of such partial surrender will be the date the partial surrender request is received at the Home Office. No contingent deferred sales or administrative charges will be deducted in the case of a partial surrender, but a service charge equal to the lesser of $25 or 2% of the amount surrendered will be charged for each partial surrender. The Owner may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the surrender is to be made. If no specification is made, the surrendered amount will be withdrawn from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If there are insufficient values to follow these percentages, the partial surrender amount will be withdrawn on a pro rata basis based on values in the Subaccounts and Interest Bearing Account. The partial surrender fee will be deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis unless otherwise directed by the Owner. No partial surrender will be allowed if the Specified Amount remaining would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see UNISEX POLICIES.)

Unless the Face Amount derived from application of the Death Benefit Ratio applies, under either death benefit option 1 or option 2, a partial surrender will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial surrender under death benefit option 2.

If the Face Amount derived from application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

Payment will be made within seven days of the surrender or partial surrender date unless a suspension of payments is in effect. (See Section entitled THE POLICY, Other Policy Provisions, Definitions - Suspension of Payments.) For information on possible tax effects of partial surrenders see Section entitled FEDERAL INCOME TAX MATTERS, Tax Treatment Of Policy Proceeds.

Maturity Proceeds


The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date, and the Owner will receive maturity proceeds equal to the Net Cash Value as of that date.


Payment of Proceeds

Settlement options are available for Death Proceeds, surrender proceeds, and maturity proceeds. (See Section entitled THE POLICY, Owner's Rights - Settlement Options.)

Policy Values


Accumulated Value. The Accumulated Value of the Policy is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's general account into which is transferred an amount equal to any Policy loans. (See Section entitled THE POLICY, Owner's Rights - Policy Loans.) The Deferred Charges Account is part of the Company's general account in which Policy values are held in support of the deferred sales and administrative charges. (See Section entitled THE POLICY, Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Accumulated Value will increase whenever there is:
          o    an investment gain in any Subaccount;
          o interest credited to the Policy for amounts held in the Deferred Charges Account and/or Interest Bearing Account;
          o interest credited to the Policy for any loan amounts held in the Loan Account;
          o    additional premium paid; or
          o    Policy dividends paid into the Subaccounts.

Accumulated Value will decrease whenever there is:
         o        an investment loss in any Subaccount;
         o        a Monthly Deduction;
         o        a partial surrender; or
         o a charge made for reallocating Net Cash Value between the Subaccounts or between the Interest Bearing Account and Subaccounts. The amount reallocated would be reduced by the amount of the transfer charge.

Accumulated Value will neither increase nor decrease when:
         o        a Policy loan is either disbursed or repaid; or
         o amounts are transferred between any Subaccount and either the Deferred Charges Account or the Loan Account, or when amounts are transferred among the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

The Owner may, at any time, surrender or partially Surrender the Policy for some or all of its Net Cash Value (Accumulated Value less Deferred Charges and Indebtedness). In addition, the Owner can borrow at any time up to 80% (90% for Virginia residents) of the Policy's Cash Value (Accumulated Value less current Deferred Charges). The written consent of all assignees and Irrevocable Beneficiaries, if any, must be furnished before the Company will release either loan or surrender proceeds.


The value in a Subaccount attributable to a Policy is equal to the number of units that the Policy has in each Subaccount, multiplied by the Unit Value of that Subaccount. Because the Separate Account purchases shares of the Fund, the value of the Subaccounts will reflect the investment advisory or advisory/administrative fee and other expenses incurred by the Fund.

The Unit Value of each Subaccount (other than the Treasury 2000 Subaccount) was set at $10 for the first Valuation Period. The Unit Value of the Treasury 2000 Subaccount was originally set at $3.62 per unit. The Unit Value may increase or decrease from one Valuation Period to the next. The Unit Value will vary between Subaccounts.

Cash Value. The Cash Value at any time is equal to the Accumulated Value less any Deferred Charges which would be applicable if the Policy were surrendered at that time. (See Section entitled THE POLICY, Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Net Cash Value. The Net Cash Value at any time is equal to the Cash Value less any Policy Indebtedness. (See Section entitled THE POLICY, Owner's Rights - Policy Loans.) This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy (see Section entitled THE POLICY, Policy Benefits - Surrender Proceeds) or when the Policy matures (see Section entitled THE POLICY, Policy Benefits Maturity Proceeds).

Unit Value Guarantee

The Company guarantees the payment of at least $10 per unit of a Subaccount which invests in a treasury series if the units are held to Portfolio Maturity. The Stripped Treasury Securities held by the Treasury 2000 Series become payable on (have a Portfolio Maturity date of) November 15, 2000. The Company does not guarantee the Unit Value of any units redeemed prior to Portfolio Maturity. Any such unit will be redeemed at a price based on the then current Net Asset Value, which may be more or less than the purchase price or the price at Portfolio Maturity. Taking a Monthly Deduction and transferring value from a Subaccount investing in a treasury series will force a redemption and thus void the Unit Value Guarantee on those units. The Company reserves the right to discontinue offering units of a Subaccount investing in a treasury series if shares from that series become unavailable prior to the maturity of the Stripped Treasury Securities in that series or, if in the judgment of the Company's Board of Directors, further investment in such units is no longer deemed to be in the best interest of policies generally within the class represented by the Policy. When the Treasury 2000 Series portfolio matures, the Company will give written notice to current Owners of units of the Treasury 2000 Subaccount. Owners may transfer Treasury Unit Values to any other Subaccount or to the Interest Bearing Account. In the absence of a selection by the Owner upon maturity, value in the Treasury 2000 Subaccount will be transferred to the Money Market Subaccount.

Premiums

Initial Premium. The Initial Premium must be paid during the lifetime of the Insured, on or before the Issue Date. All premiums after the Initial Premium must be paid to the Home Office.

Flexibility of Premiums. The Policy provides for a planned annual premium determined by the Owner. The Owner is not required to pay premiums in accord with the planned schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. Premiums after the initial premium may be paid at any time while the Policy is In Force.

The initial premium must be at least equal to one-twelfth (1/12th) of the minimum premium.

The minimum premium is the minimum annual amount that, if paid each year for the first three Policy years, will keep the no-lapse guarantee in effect for that time. The minimum premium is recorded on the specifications page of the Policy.

The Company reserves the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, the Company will only accept that portion of the premium which would make total premiums equal the maximum. Any excess amount will be returned, and no further premiums will be accepted until the premium maximum increases.

The Company reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the premium.

No-Lapse Guarantee. If the minimum premium is paid the first three Policy years, the Policy cannot Lapse during those years. (See Section entitled THE POLICY, Grace Period, Lapse, No-Lapse Guarantee, and Reinstatement.)


Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date, the Policy will not Lapse during those years. (See Section entitled THE POLICY, Policy Benefits - Minimum Death Benefit Guarantee.)

Target Premium. The Target Premium will be shown on each Policy. It is determined by dividing the minimum premium by .60, and is stated on the specifications page of the Policy.


Net Premiums. Net Premiums are premiums paid less any charge for state Premium Taxes (or taxes in lieu of Premium Taxes). The amount of this deduction varies by amount of premium and by state of residence of the Owner. (See Section entitled THE POLICY, Charges And Deductions - State Premium Taxes.)

Allocation of Net Premiums. All Net Premiums are allocated among the Subaccounts and the Interest Bearing Account. The Owner determines what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. Any allocation to a Subaccount or the Interest Bearing Account must be at least 5% of amount transferred, and only whole percentages are permitted.

Allocation of initial premium payments will be handled as follows:


If the initial premium is received before the Record Date, it is held in the Company's general account. If a Policy is subsequently issued, interest is credited on the net initial premium (initial premium less charge for State Premium Tax) at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit interest at a rate in excess of 4%. On the first Valuation Day following the Record Date, this Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. (See Sections entitled THE POLICY, Charges And Deductions - Monthly Deduction and Contingent Deferred Sales and Administrative Charges.) These allocation percentages apply to future Net Premiums until the allocation is changed by the Owner. (See Section entitled THE POLICY, Owner's Rights - Change of Allocations.)


Charges And Deductions

Charges made by the series funds are discussed in the series funds' Prospectuses and in their Statements of Additional Information available from the address shown on the first page of this prospectus. Charges and deductions from state Premium Taxes and charges against the Separate Account and the Interest Bearing Account are described below:

State Premium Taxes. A deduction from premiums is made for Premium Taxes (or taxes in lieu of Premium Taxes) charged by the state of residence of the Owner. The state of residence of the Owner is determined by his mailing address as shown on Company records. The initial percentage of reduction for state taxes is shown on the specifications page of the Policy.

Monthly Deduction. The Monthly Deduction due on each Monthly Day will be the sum of:

         o the Cost of Insurance for that month; plus

         o the monthly Policy fee; plus

         o the monthly administrative fee; plus

         o the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is made by redeeming the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been depleted.

In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 5% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.


Cost of Insurance. The Company will determine a Cost of Insurance rate to be used on each Monthly Day. The Cost of Insurance rate for the Policy will be determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled UNISEX POLICIES.) Attained Age means Age on the most recent Policy Anniversary. Cost of Insurance rate charges will depend on the Company's expectations as to future mortality experience. The monthly Cost of Insurance rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables, Age last birthday.


If death benefit option 1 has been selected, and if there have been increases in the Specified Amount, then the Accumulated Value will be considered first to be part of the initial Specified Amount. Any excess Accumulated Value will be considered to be part of the additional Specified Amounts in the order of the increases.

Monthly Policy Fee. The monthly Policy fee is a fee charged by the Company to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

Monthly Administrative Fee. An administrative fee of $.45 per thousand dollars of Specified Amount per year will be assessed on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. This fee is charged only during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.


Mortality and Expense Risk Charge. The Company daily deducts a mortality and expense risk charge of .00002466 of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to .9% of the daily value of the net assets of the Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed is that the actual expense will be greater than that assumed. The Company has primary responsibility for all administration for the Policy, the Separate Account and the Interest Bearing Account. Such administration includes, among other things, Policy issuance, underwriting, maintenance of Policy records, Policy service, and all accounting, reserves calculations, regulatory and reporting requirements, and audit of the Separate Account. If proceeds from this charge are not needed to cover mortality and expense risks, the company may use proceeds to finance distribution of the Policies.

Contingent Deferred Sales and Administrative Charges. To reimburse the Company for sales expenses and Policy issue expenses, contingent deferred sales and administrative charges ("Deferred Charges") will be deducted from the proceeds in the event of a complete surrender of the Policy during the first ten years. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses for potential purchasers. In no instance will the charge exceed 30% of the lesser of premiums paid or the guideline annual premium (as defined under the 1940 Act) of the Policy.


The contingent deferred sales and administrative charges vary by the Age of Insured at issue, sex, and smoking status. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount of insurance. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B.

The contingent deferred administrative charge will be used to recover the first-year costs of underwriting and issuing the Policy. Although these charges accrue at the time the Policy is issued, they are deferred until such time as the Policy is surrendered. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. No Deferred Charges will be deducted from the proceeds in the event of a partial surrender of the Policy.

The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:

     Beginning                          Percentage of
     Policy Year               Deferred Charges Remaining
     -----------               --------------------------
             2                                95%
             3                                90%
             4                                85%
             5                                75%
             6                                65%
             7                                50%
             8                                35%
             9                                20%
           10+                                 0%


At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the then current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.


The Company will do the same each month for the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in Policy years 2 and thereafter until the Deferred Charges are at the same level as if sufficient premiums had been paid in the first year to completely Fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

          o    to pay surrender charges upon full surrender of the Policy;

          o to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

          o to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. The process of using Deferred Charges to pay the Monthly Deduction and then reimbursing the Deferred Charges Account from the next premium payment will continue every Monthly Day that there is insufficient Net Cash Value to pay the Monthly Deduction and the no-lapse guarantee is in effect or minimum death benefit guarantee is in effect and the Policy is not beyond the ninth Policy year.


Transfer Fee. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. For subsequent transfers in any given year, the Company may deduct up to $20 per transfer from the amount transferred. (See Section entitled THE POLICY, Owner's Rights - Transfer of Values.)


Federal and State Income Taxes. Other than Premium Taxes (and taxes in lieu of Premium Taxes) no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event the Company should determine that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.


Duplicate Policy Charge. You can obtain a certification of your policy at no charge. There will be a $30 charge for a duplicate policy.

Grace Period.


If the Net Cash Value on any Monthly Day is less than the amount needed to pay the Monthly Deduction, and the no-lapse guarantee or minimum death benefit guarantee is not in effect, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed. To avoid the Policy lapsing at the end of the grace period, the Owner must pay, by the 61st day, sufficient premium to increase the Net Cash Value to zero by the end of the grace period, or if prior to the third Policy Anniversary and no requested increase in Specified Amount was made, either the above amount or the amount needed to qualify for the no-lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-lapse guarantee.

Lapse.

If the premium due is not paid during the grace period, the Policy will Lapse without value. If the Insured dies during the grace period, the overdue charges will be deducted from the Death Proceeds.

No-Lapse Guarantee.

If at all times during the first three Policy years the sum of the premiums received to date, less all partial surrenders and Policy Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse, even if the Net Cash Value is less than the amount needed to pay the Monthly Deduction on the Monthly Day. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-lapse guarantee is voided.

In cases where the no-lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the Monthly Deduction. (See Section entitled THE POLICY, Charges And Deductions
- Contingent Deferred Sales and Administrative Charges.) Any Monthly Deduction remaining after the Deferred Charges have been exhausted will be waived by the Company. (See Section entitled THE POLICY, Charges And Deductions - Monthly Deduction.)

Reinstatement.

The Owner may ask to have a Lapsed Policy reinstated. Reinstatement will be made based upon the original terms of the Policy if the following conditions are met:

          o the Owner requests the Company to reinstate the Policy within five years after the end of the grace period;

          o    the request is in writing;

          o satisfactory evidence of insurability must be provided to the Company (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy);

          o the amount sufficient to increase the Net Cash Value to zero by the end of the grace period, assuming no investment gains or losses, is paid;

          o the Owner pays the amount of the Monthly Deductions due on the first three Monthly Days after the reinstatement is effective; and

          o the Owner pays an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on date of reinstatement, if greater than zero, computed as if the Lapse had not occurred (this amount will be reinstated in the Deferred Charges Account).


The reinstatement will become effective immediately upon the Company's approval of the reinstatement. The Company will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on date of Lapse or Deferred Charges on date of reinstatement, computed as if the Policy had not Lapsed. The Deferred Charges thereafter will grade down as if the Lapse had not occurred.

Owner's Rights

Right-to-Examine Period

The Owner may cancel the Policy on the latest of the following three events:

          o    45 days after the date of the application;

          o 20 days after the Company has personally delivered or has sent to the Owner by first class mail the Policy and a Notice of Right of Withdrawal; or,

          o    20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. The refund will include:

          o    All Charges for State Taxes deducted from premiums; plus

          o    total amount of Monthly Deductions; plus

          o    any other charges taken from Accumulated Value; plus

          o the Accumulated Value on the date the Company receives the returned Policy; minus

          o    any Policy Indebtedness.

If there is an increase in Specified Amount and such increase is not the result of the Automatic Increase Rider or change in death benefit option, the Owner will be granted a right-to-examine period, as set forth for a new Policy, with respect to the increase. The Owner may request a cancellation of the increase during the right-to-examine period. The Owner will than receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy's Accumulated Value allocated among the Subaccounts and Interest Bearing Account as if it were Net Premium, equal to all Monthly Deductions attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after the Company receives the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of and after an increase in Specified Amount will be allocated to the Subaccounts and/or the Interest Bearing Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the right-to-examine period for the increase. (See Section entitled THE POLICY, Owner's Rights - Change of Specified Amount.)


Policy Loans

Application For Loan. The Owner can borrow against the Policy an amount up to 80% (90% for Virginia residents) of the Cash Value. The written consent of all assignees and Irrevocable Beneficiaries must be obtained prior to the Policy loan. The Policy will be sole security for the Policy loan.

The loan date is the date a written loan request containing the necessary signatures is received at the Home Office by the Company. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payment is in effect. (See Section entitled THE POLICY, Other Policy Provisions, Definitions - Suspension of Payments.)

An amount equal to the loan will be withdrawn from the Subaccounts and/or Interest Bearing Account and transferred to the Loan Account until the loan is repaid. The Subaccounts and/or Interest Bearing Account may be specified by the Owner. If no specification is made, the loan amount will be withdrawn in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If the Owner makes a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as the Owner specified, the loan amount will be withdrawn from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Policy Loan Interest. Interest is payable on Policy loans at 8% compounded annually. This rate is subject to change by the Company.

Interest accrues on a daily basis from the loan date on Policy loans. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

Policy values transferred to the Loan Account to secure Policy loans earn interest at the rate of 6% compounded annually.

Repayment of Policy Loans. Any Indebtedness may be repaid while the Policy is In Force before the death of the Insured or before surrender. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and Interest Bearing Account in the same manner as premiums are allocated.

Transfer of Values

The Owner may transfer Accumulated Value from certain Subaccounts to other Subaccounts and to the Interest Bearing Account. A transfer may be requested in writing or by an authorized telephone transaction. A written request to transfer amounts must be made on a form satisfactory to the Company and contain the original signature of the Owner. The written request will take effect on the day the written notice is received at the Home Office of the Company.

Transfers from a Subaccount to another Subaccount or to a Interest Bearing Account may be made at any time. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages.

Transfers from a Subaccount to the Interest Bearing Account may be made at any time. An Owner may make transfers from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary.

An Owner may transfer values four times per year without charge. The Company may charge up to $20 per transfer for all additional transfers in any given year.


An Owner's telephone or fax request to transfer amounts will be honored if the Owner has a valid telephone and fax authorization on file at the Home Office. An Owner may change the telephone and fax authorization or may request that it be terminated. The change or termination takes effect when it is received in the Home Office.


The Company will exercise reasonable care to prevent unauthorized telephone transactions. For example, the Company will:

          o    record calls requesting transfers;
          o    ask the caller questions to determine if the caller is the Owner;
          o transfer funds only to other Subaccounts and to the Interest Bearing Account;
          o    send a written confirmation of each transfer; and
          o terminate the telephone and fax authorization after receipt of a written request from an Owner.

If the Company does not use reasonable procedures to determine that the instructions are genuine, the Company may be liable for any losses due to unauthorized or fraudulent instructions. On the other hand, if the Company uses reasonable procedures and believes the instructions to be genuine, the Owner is at risk of loss if someone gives unauthorized or fraudulent information to the Company.

A request to transfer amounts from one or more Subaccounts to other Subaccounts and/or the Interest Bearing Account or from the Interest Bearing Account to one or more Subaccounts which is received prior to 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange, whichever is earlier, will take effect on the day the request is received. Transfer requests received after that time will be processed the following Valuation Day.

An Owner who is unable to contact the Company by telephone must submit the transfer request in writing. An Owner is more likely to experience difficulty in contacting the Company by telephone during periods of drastic economic or market changes.

The Company reserves the right to discontinue allowing telephone and fax transfers. In the event the Company discontinues this privilege, it will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Such discontinuance will become effective on the fifth Valuation Day following mailing of the notice by the Company.

The Company further reserves the right to restrict the ability to transfer amounts among Subaccounts and/or the Interest Bearing Account if the Company feels such action is necessary to prevent the Owner from being considered the Owner of the assets of the Separate Account.

Dollar Cost Averaging

Through the dollar cost averaging program, an Owner may purchase units of the Subaccounts at regular intervals in fixed dollar amounts. The fixed dollar amount will purchase more units when the value of a Subaccount is low and fewer units when the value of a Subaccount is high. Over time, the cost per unit averages out to be not as high as if all purchases had been made at the highest cost and not as low as if all purchases had been made at the lowest cost. Dollar cost averaging reduces the risk of making purchases only when prices are high. It does not assure profit or protect against loss in declining markets. Owners interested in the dollar cost averaging program should consider their ability to maintain steady purchases at times when prices are low.


The dollar cost averaging request form permits an Owner to make transfers each month from the Money Market Subaccount to any other Subaccount and to the Interest Bearing Account. The minimum transfer is $200 per month. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages. The transfer is made on the 20th day of each month if that day is a Valuation Day. (In general, a Valuation Day is a day when the New York Stock Exchange and the Company are open for business.) If the 20th is not a Valuation Day, the transfer will be made on the next Valuation Day. Once elected, dollar cost averaging remains in effect until the earliest of these events: (1) the Money Market Subaccount is depleted to zero; (2) the Owner cancels the election (by written notice or by telephone or fax if the Company has the Owner's telephone and fax authorization form on file; or (3) for three successive months, the amount in the Money Market Subaccount has been insufficient to implement the dollar cost averaging instructions the Owner has given to the Company. The Company will notify the Owner when dollar cost averaging is no longer in effect. There is no additional charge for using dollar cost averaging. The Company reserves the right to discontinue offering the dollar cost averaging facility at any time and for any reason.


Change of Allocations

The allocation of future Net Premiums may be changed by the Owner by requesting the change in writing or by telephone. (See Section entitled THE POLICY, Premiums - Allocation of Net Premiums.) The Owner may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account by written request or by telephone. (See Section entitled THE POLICY, Charges And Deductions - Monthly Deduction.) Any allocation to, or withdrawal from, a Subaccount and Interest Bearing Account must be at least 5% of Net Premiums and only whole percentages are allowed.


Changes in allocation of Net Premiums and withdrawal of the Monthly Deduction which are requested by telephone or fax will be honored provided the Owner has telephone or fax authorizations on file at the Home Office of the Company. (See Section entitled THE POLICY, Owner's Rights - Transfer of Values.)


A telephone or fax request to change allocation of premiums will be effective with the first premium payment on or following the date the request for change is received at the Home Office of the Company. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received at the Home Office of the Company.

Change of Death Benefit Option

The Owner may change the death benefit option which is in effect. The change will become effective on the Monthly Day next occurring after a written request is received at the Home Office. The Company reserves the right to require evidence of insurability as a condition to change the death benefit option.


If the change is from death benefit option 1 to death benefit option 2, the Specified Amount will be reduced by the amount of the Accumulated Value on the effective date of the change. This change will not alter the amount of the Policy's death benefit at the time of the change, but will affect how the death benefit is determined from that point on. The death benefit will vary with Accumulated Value from that point on, unless the death benefit derived from application of the Death Benefit Ratio applies. (See Section entitled THE POLICY, Policy Benefits - Death Proceeds.) No change from death benefit option 1 to death benefit option 2 will be allowed if the resulting Specified Amount would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see UNISEX POLICIES.)

If the change is from death benefit option 2 to death benefit option 1, the Specified Amount will be increased by the amount of the Accumulated Value on the effective day. This change does not alter the amount of the Policy's Face Amount at the time of the change, but will affect the determination of the Face Amount from that point on. The Face Amount as of the date of the change becomes the new Specified Amount and will remain at that level, unless the Face Amount derived from application of the Death Benefit Ratio applies.


The insurance goals of the Owner determine the appropriate death benefit option. Owners who prefer to have favorable investment results and greater than scheduled premiums show up partly in the form of an increased death benefit should choose death benefit option 2. Owners who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing Cash Values should choose death benefit option 1.

A change of death benefit option will also change the Cost of Insurance for the duration of the Policy. The Cost of Insurance on any Monthly Day is equal to the Face Amount minus the Accumulated Value, multiplied by the Cost of Insurance rate. The Cost of Insurance rate is the same under both options, but the difference between Face Amount and Accumulated Value varies inversely with Accumulated Value under option 1, but is constant under option 2 unless the Face Amount derived from application of the Death Benefit Ratio applies.

Change of Specified Amount

The Specified Amount may be changed at any time after the first Policy year. The Company will charge $50 per requested increase in excess of one per Policy year. The Specified Amount is used to determine the Face Amount of the Policy. (See Section entitled THE POLICY, Policy Benefits - Death Proceeds.) Changes must be requested in writing and are subject to the conditions below:

Decreases. After the decrease, the Specified Amount must be at least $50,000 ($10,000 for Issue Ages 65 and over). (For limits applicable to Policies sold to employee benefit plans, see UNISEX POLICIES.) The decrease will become effective on the Monthly Day following or coincident with the day the request is received at the Home Office. For purposes of determining the Cost of Insurance, the decrease will be applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they become effective. Such a decrease does not result in reduced Deferred Charges.

Increases. A supplemental application must be filed, and the Company must be provided with evidence of insurability satisfactory to it. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.


When an increase in Specified Amount occurs, the Owner will be given a right-to-examine and conversion/exchange right on the increase. In the event of exercise of the exchange right with respect to an increase in Specified Amount (See Section entitled THE POLICY, Owner's Rights - Conversion/Exchange of
Policy), the amount of Cash Value transferable to the new Policy shall be limited to the amount allocated to the increase in the Specified Amount.


The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

If the Specified Amount is increased after the Issue Date, additional Deferred Charges will be incurred and released as though a new Policy had been issued for the amount of the increase. In no instance, however, will the additional deferred sales charge exceed the lesser of 30% of the guideline annual premium for the increase or of the Cash Value and premiums paid which are allocable to the increase. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from death benefit option 2 to death benefit option 1.

If the Specified Amount is increased upon request of an Owner, a separate monthly administrative fee will be assessed. This separate monthly administrative expense charge will be calculated in the same manner as for the initial Specified Amount. No additional monthly administrative fee will be assessed due to an increase in Specified Amount as a result of the Automatic Increase Rider.

The Company reserves the right to require the payment of additional premiums in an amount equal to the minimum premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase, as a condition of allowing an increase where the Cash Value allocated to the increase is insufficient to support the increase. (See Section entitled THE POLICY, Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

The rating class assigned to an increase in Specified Amount may result in the use of Cost of Insurance charges different than the Cost of Insurance rate charged on the original Specified Amount.

Conversion/Exchange of Policy

The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.

The exchange will be effective when the Company receives:

        o written request for the Policy exchange or change signed by the Owner;

        o surrender of the Policy; and

        o payment of any required costs.


The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same net amount at risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy. (See Section entitled THE POLICY, Owner's Rights - Change of Specified Amount.)


Transfer of Ownership

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The notice of transfer must be in writing and filed at the Home Office of the Company. The transfer will take effect as of the date the notice was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.

The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received written notice of the transfer.

Collateral Assignments

The Owner may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained prior to such assignment. The assignment must be in writing and filed at the Home Office of the Company. The assignment will then take effect as of the date the notice was signed.

The Company is not responsible for the validity or effect of any collateral assignment. The Company will not be responsible for any payment or other action the Company has taken before having received the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.


A collateral assignee is not an Owner. A collateral assignee is a person or entity to who the Owner give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.


Settlement Options

Settlement options other than lump sum payments are available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. (See Section entitled THE POLICY, Policy Benefits Death Proceeds and Payment of Proceeds.) Proceeds payable to other than a natural person will be applied only under settlement options consented to by the Company. The four settlement options available are as follows:

Interest Option. The Policy proceeds may be left at interest with the Company during the lifetime of the payee. The interest rate is determined each year by the Company. It is guaranteed to be not less than the settlement option rate of interest shown on the specifications page contained in the Policy.

The payee may choose to receive interest payments either once a year or once a month unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

Installment Option. The proceeds may be left with the Company to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest the Company guarantees to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by the Company.

The  payee  may  withdraw  the  present  value  of  any   remaining   guaranteed
installments, but only if this right was given at the time the option was selected.

Life Income - Guaranteed Period Certain. The proceeds may be left with the Company to provide monthly installments for as long as the original payee lives. A guaranteed period may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

Guaranteed periods which may be selected are:

         o 10 years.

         o 20 years.

         o A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option.

It is also possible to take the life income without a guaranteed period. In such case, the monthly installment amount will depend on the Age and sex of the original payee on the date of the first payment.

Dividends, if any, will be payable as determined by the Company.

Joint and Survivor Life. The proceeds may be left with the Company to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

The minimum amount that can be applied under settlement options 2, 3 and 4 is that amount which will provide monthly installments of at least $25.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide.


The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.


The Company may, at its option, provide for additional settlement options or delete any of the settlement options described above. Monthly installment amounts for settlement options selected for use in conjunction with unisex Policies will not be based on the sex of the Insured.

Other Policy Provisions, Definitions

Conditions for Policy Issue. The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination. Smoker rates are determined based on Age, sex, and duration. Higher rates are charged if the Company determines that for some reason the Insured is a higher mortality risk. Nonsmoker rates are charged for nonsmokers over the Age of 19 who have completed and returned to the Company a Nonsmoker Statement, and when required by underwriting guidelines, a Part 2 Health Statement. (For limits on Specified Amount and factors considered in determining the Cost of Insurance rate for Policies sold to employee benefit plans, see UNISEX POLICIES.)

Issue Date. The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

Record Date. The Record Date is the date on which the Company has completed its underwriting and entered the Policy in its records as an In Force Policy.

Owner, Beneficiary. The Owner is named in the application. The Owner may be other than the Insured.


One or more Beneficiaries may be named in the application. Beneficiaries may be classified as primary or contingent. If no primary Beneficiary survives the Insured, payment will be made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless the Owner directs otherwise. If no Beneficiary survives the Insured, the Death Proceeds will be paid to the Owner, if living, or to the Owner's estate.


The Owner may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained prior to such change. To make a change, the Owner must provide the Company with a written request satisfactory to the Company. The request will not be effective until the Company records it. After the request is recorded, it will take effect as of the date the Owner signed the request. The Company will not be responsible for any payment or other action it takes before it records the request. The Company may require the Policy be returned for endorsement of the Beneficiary change.

Incontestability. The incontestability provision in the Policy, which prevents the Company from denying coverage for misrepresentation after the Policy has been In Force for two years, applies only to the initial Specified Amount designated in the application. The incontestability period for any amount over and above the initial Specified Amount is governed by its own two-year incontestability period to which such additional amount is attributable.


While the Policy is contestable, the Company may rescind the policy (to treat the Policy as though it had never been issued) or defend a claim only on the basis of a material misrepresentation in the application. A misrepresentation is material if, on the basis of correct and complete information in the application, the Company would have:


         o declined the application;

         o issued the Policy at a higher premium; or,

         o issued the Policy on some other basis than applied for.


If a Policy is reinstated, it is incontestable after it has been In Force during the Insured's lifetime for two years from the date of reinstatement. This contestable period applies only to statements made in the application for reinstatement.


If the Policy is rescinded pursuant to the incontestability or suicide provisions of the Policy, rescission proceeds payable to the Owner shall be equal to:

          o charges deducted for state Premium Taxes (or taxes in lieu of Premium Taxes); plus

          o the total amount of Monthly Deductions and any other charges deducted from Accumulated Value; plus

          o    the Accumulated  Value on the date the refund is calculated;
               minus

          o    Indebtedness.


Effect of Misstatement of Age or Sex. If the Insured's Age or sex has been misstated, the amount payable and other benefits will be adjusted without regard to the two-year contestability period. The death benefits payable will be adjusted based on what the Cost of Insurance charge for the most recent Monthly Day would have purchased based on the current Age and sex.


For provisions applicable to unisex Policies, see UNISEX POLICIES.

Suicide. Suicide of the Insured, while sane or insane, within two years of the Issue Date, is not covered by the Policy. If the Insured does commit suicide, the amount payable will be calculated as described in the Policy's incontestability section describing rescission proceeds.


Dividends. While the Policy is In Force, it will share in the divisible surplus of the Company. The Policy's share is determined annually by the Company. It is payable annually on the Policy Anniversary. The Owner may select to have dividends paid into the Subaccounts and the Interest Bearing Account as Net Premiums or to have dividends paid in cash. If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. The Company currently does not expect to pay dividends during the first 10 Policy years. During the 11th Policy year and thereafter, the Company projects annual dividends equal to 0.61% of the accumulated value at the end of the policy year, , plus $39 per Policy for each of policy years 11-20 and 1.01% of the accumulated value at the end of the policy year plus $39 per Policy for each of Policy years 21 and above. For Issue Ages 0-19, the projected dividends are the same as those for Ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed. They are reflected in Illustrations 1, 3, 5 and 7 of Appendix A.


Suspension of Payments. For amounts allocated to the Separate Account, the Company may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, and take a Policy loan when the New York Stock Exchange is closed other than for customary weekend and holiday closings; during periods when trading on the Exchange is restricted as determined by the SEC; during any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets; or, during any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request. Death proceeds may be deferred for up to 60 days from the date the Company receives proof of death.


Accelerated Benefit Option. The Company will advance up to 50% of a Policy's eligible death benefit, subject to a $250,000 maximum per Insured, if the Company receives satisfactory proof that the Insured is terminally ill and if the Owner elects to receive an accelerated payment of the death benefit. The Accelerated Benefit Option Endorsement (Endorsement) refers to terminal illness as a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. Accumulated Value is excluded from the calculation of the eligible death benefit. If an Owner elects to receive an accelerated benefit, the Company will assess an administrative charge (of no more than $300) and will deduct interest on the amount being accelerated. As a result, the amount payable to the Beneficiary at death is reduced by an amount greater than the amount received by the Owner as an accelerated benefit. The accelerated benefit is available only in states which have approved the Endorsement and may vary from state to state. The tax consequences of accelerated benefits is uncertain and a tax advisor should be consulted. (See Section entitled FEDERAL INCOME TAX MATTERS, Tax Treatment of Policy Proceeds.)


Riders

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. The Company reserves the right to stop offering the riders mentioned below and to offer additional riders.


Children's Insurance. The rider provides level term insurance to Age 23 of the child or Age 65 of the parent, if sooner, on the children of the Owner. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. This rider may be converted without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the parent, if sooner.

Guaranteed Insurability. The rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.


Accidental Death Benefit. The rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.


Automatic Increase. The rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday.

Other Insured. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

Term Insurance. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy. This rider is not available to UltraVers-ALL LIFESM Policies.

Disability Waiver of Monthly Deductions. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Waiver of Premium and Monthly Deduction Disability Benefit. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates. This rider is not available to UltraVers-ALL LIFESM Policies.


                                REPORTS TO OWNERS


The Company will confirm within seven days: the receipt of any Net Premium (except premiums received before Record Date or by preauthorized check); any change of allocation of Net Premiums or Monthly Deduction; any transfer between Subaccounts; any loan, interest repayment, or loan repayment; any partial surrender; any return of premium necessary to comply with applicable maximum premium limitations; and, any restoration to Cash Value following exercise of the right-to-examine privilege for an increase in Specified Amount. Upon request, an Owner shall be entitled to a receipt of any premium payment including those made by preauthorized check.


The Company will also mail to the Owner, at the last known address of record at the Home Office of the Company, at least annually, a report containing such information as may be required by any applicable law or regulation, and a statement for the Policy year showing all transactions previously confirmed, all Monthly Deductions and transfers into and out of the Deferred Charges Account, and any credit to the Separate Account of interest on amounts held in the Loan Account or Deferred Charges Account.


The Owner will also be sent confirmation within seven days of: exercise of the right-to-examine privilege, an exchange of the Policy or increase in Specified Amount, full surrender of the Policy, and payment of Death Proceeds.


                                  VOTING RIGHTS

In accord with its view of current applicable law, the Company will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying series funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. The Company will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as the Company votes shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.


The Owner shall have the voting interest under a Policy. The number of votes the Owner has a right to instruct will be calculated separately for each Subaccount. The Owner shall have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes available to an Owner will be determined as of a date coincident with the date established by the series fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the series funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the series fund in which that Subaccount invests.


The Company may, when required by state insurance regulatory authorities, vote shares of a series funds without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Series funds, or investment objectives of a series funds, or to approve or disapprove an investment advisory contract for a series funds. In addition, the Company itself may, under certain circumstances, vote shares of a Series funds without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment policy, or the investment adviser or the principal underwriter of a Fund. For example, the Company may vote against a change if the Company in good faith determines that the proposed change is contrary to state or federal law or the Company determines that the change would not be consistent with the investment objectives of a Series funds and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by other Separate Accounts of the Company.

                            DISTRIBUTION OF POLICIES

Inquiries regarding the Policy should be directed to CUNA Brokerage Services, Inc., Office of Supervisory Jurisdiction, 2000 Heritage Way, Waverly, Iowa, 50677, (800) 798-5500, (319) 352-4090. CUNA Brokerage Services, Inc. is
wholly-owned by CUNA Mutual Investment Corporation which in turn is wholly-owned by CUNA Mutual. CUNA Brokerage Services, Inc., 5910 Mineral Point Road, Madison, Wisconsin, 53705, the principal underwriter for the Policy is a broker/dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. CUNA Mutual Life Insurance Company, the issuer of the Policy, entered into a permanent affiliation with CUNA Mutual on July 1, 1990. The Policies will be sold through registered representatives who will be paid first-year and renewal commissions for their services.


The Company may pay sales commissions to broker-dealers up to an amount equal to 8.5% of the total premiums paid under the Policy. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. The Company also may pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, the Company may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under CHARGES AND DEDUCTIONS.

                             PREPARING FOR YEAR 2000

Like all financial service providers, the Company and its affiliates utilize systems that may be affected by Year 2000 transition issues, and they rely on service providers, including administrators and investment managers, that also may be affected. The Company and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the negative impact on the Company or its affiliates. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on their services provided in connection therewith, as a result of Year 2000 transition implementation. The Company and its affiliates currently anticipate that their systems will be Year 2000 compliant on or about December 31, 1998, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's or its affiliates' services at that time.


                                 UNISEX POLICIES

The U.S. Supreme Court ruled in the 1983 Norris Decision that employer-sponsored benefit plans (employee benefit plans) are a "privilege of employment" and as such, males and females must receive equal benefits. Policies sold to employee benefit plans which must comply with this decision will be governed by all the provisions described in this prospectus, and by the following provisions:

The Cost of Insurance rates will be determined as previously set forth except that sex shall not be considered. These unisex monthly Cost of Insurance rates will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates which is contained in the Policy.

Deferred Charges will vary by Issue Age, Specified Amount, and in the case of deferred sales charge, smoker status. The Deferred Charges for unisex Policies (including Policies sold to Owners other than employee benefit plans) are shown in the table in Appendix C.

The minimum Specified Amount at issue that will be allowed is $25,000 ($10,000 for Issue Ages 65 and over). Requested reductions in Specified Amount cannot go below these amounts. Specified Amounts reduced as a result of a partial surrender or a change in death benefit option cannot go below $20,000 ($8,000 for Issue Ages 65 and over). The Company may waive this minimum from time to time. In deciding whether to waive this minimum, the Company will consider the required and minimum contributions under a qualified plan, the size of the group involved, and the difference between the proposed Specified Amount and the required minimum, as well as other factors.

Because unisex mortality tables are used for this Policy, misstatement of sex cannot result in a material misrepresentation by the Owner. Accordingly, neither the Policy nor the Death Proceeds will be modified as a result of misstatement of sex.

Illustrations of Policy values and accumulations based on unisex Cost of Insurance rates for 35 and 50-year-old nonsmokers may be obtained without cost from the address shown on the first page of this prospectus.

The Accelerated Benefit Option feature is not available to employee benefit plans. Unisex Policies sold to Owners other than employee benefit plans will be governed by the terms of this prospectus (other than the provisions in this section) except that Deferred Charges will not vary by sex, unisex Cost of Insurance rates will be used, and no correction to or modification of the Policy or Death Proceeds will be made as a result of misstatement of sex. It is anticipated that unisex Policies will be sold to Owners other than employee benefit plans only if required by law or regulation. The Company does not currently anticipate offering the Policy for sale in states requiring the use of unisex Cost of Insurance rates.

                           FEDERAL INCOME TAX MATTERS


The following discussion is general and is not intended as tax advice. Any person concerned about tax implications should consult a competent tax advisor. This discussion is based on Company's current understanding of the present federal income tax laws as currently interpreted and no representation is made as to the likelihood of continuation of these current laws and interpretations. Special rules not described in this prospectus may be applicable in certain situations. This discussion does not consider applicable state and other income tax laws or estate, inheritance or other tax laws.


Taxation Of The Company


The Company is taxed as a life insurance company under Subchapter L of the Code. The Separate Account is considered a part of the Company for federal income tax purposes. Currently, the Separate Account's investment income, including realized net capital gains attributable to the Policies, is not taxed to the Company. As a result, the Company does not currently charge the Separate Account for federal income taxes. If the Company determines that it may incur such taxes, it may assess a charge for those taxes to the Separate Account.


Many states assess Premium Taxes (or taxes in lieu of Premium Taxes) which are deducted from premium payments. Currently, no charge is being made to the Separate Account for any other state and local taxes. If there is a material change in state or local tax laws, the Company may assess a charge to the Separate Account for such taxes.

Tax Status Of The Policy

In order to qualify as a life insurance contract for federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702. Nevertheless, the Company believes that the Policy will meet the Section 7702 definition of a life insurance contract, so that:

         o the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(l) of the Code; and

         o the Policy owner should not be considered in constructive receipt of the cash value, including any increases, until there is a deemed or actual distribution from the Policy.

In the  absence  of final  regulations  or other  pertinent  interpretations  of
Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures substandard risks. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

The Company thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.


Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the underlying series funds, intends to comply with these requirements. Although the Company doesn't control the underlying series funds, it intends to monitor the investments of the underlying series funds to ensure compliance with the requirements prescribed by the Treasury Department.

In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the owner, rather than the insurance company, to be treated as the owner of the assets in the account. If the contract owner is considered the owner of the assets of the separate account, income and gains from the account would be included in the owner's gross income.


The ownership rights under the Policy offered in this prospectus are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, the Owner of the Policy has additional flexibility in allocating payments and cash values. These differences could result in the Owner being treated as the Owner of a portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the Owner of the assets of the Separate Account.


The President's 1999 Budget Proposal has recommended legislation that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the "investment in the contract" under cash value life insurance and certain annuity contracts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new life insurance contract or a change in an existing life insurance contract should consult a tax advisor.


Tax Treatment Of Policy Proceeds

Proceeds Other Than Accelerated Benefits

The death benefit payable under either death benefit option should be excludable from gross income of the Beneficiary under Section 101(a) of the Code.


Upon full surrender of the Policy, the amount received, less total amount of premiums paid, less any amount previously received but not included in the Owner's income, will be included in the Owner's gross income. Partial surrenders of a Policy may be taxable depending on the circumstances of a particular Owner. Transferring, assigning, changing the death benefit option, or changing the amount of the death benefit of the Policy may also have tax consequences depending on the circumstances.


Loans under the Policy will ordinarily be treated as Indebtedness of an Owner and will not be considered to be distributions subject to tax. The deductibility of interest paid on a Policy loan may be limited depending on the use of the proceeds.


Some of the above rules relating to taxation of Policy proceeds do not apply if the Policy is a modified endowment contract. Predeath distributions including loans, withdrawals and surrenders received under modified endowment contracts are includible in income to the extent of the excess of Accumulated Cash Value over the investment in the Policy. Policies are modified endowment contracts if they fail the "7-pay test." This test essentially provides that the cumulative amount paid under the Policy at any time during the Policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. If there is a material change in the Policy, the Policy is treated as a new Policy as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract. Increases in Policy benefits may be considered material changes resulting in the start of a new seven year period. A reduction in Policy benefits may also cause a Policy to become a modified endowment contract. A modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. All modified endowment contracts issued by the Company (or its affiliates) to the same Owner during any calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Owner. Premiums paid during a Policy year that are returned by the Company (with interest) within 60 days after the end of the Policy year will not cause the Policy to fail the 7-pay test. The Company has adopted a procedure for notifying Owners if premium payments under a Policy exceed the limitations imposed under the modified endowment contract rules. Potentially, any distribution or loan taken within 2 years prior to the Policy becoming a modified endowment contract will be a taxable distribution. Any amounts paid under a modified endowment contract may also be subject to a 10% excise tax. This additional excise tax will not apply in the case of distributions made on or after the Owner attains Age 59 1/2, or is attributable to the Owner becoming disabled, or is paid out in the form of a life annuity.


Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner and Beneficiary. In addition, if the Policy is used in connection with tax qualified retirement plans, certain limitations on and rules with respect to taxation of life insurance protection provided through such plans may apply.

Proceeds from Accelerated Benefits

Before choosing to elect accelerated benefits, an Owner should consult a tax adviser to ascertain whether accelerated benefits would be treated as taxable income or would make the Policy a modified endowment contract.


       CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS

         Name                               Occupation

Directors


James C. Barbre                     1994-Present                 ACT Technologies, Inc.
                                                                 President/Chief Operating Officer

                                    1985-1993                    Self-employed consultant in carpet
                                                                 manufacturing and distribution in Dalton, Georgia

Robert W. Bream                     1991-Present                 United Airlines Employees Credit Union
                                                                 President/CEO


Wilfred F. Broxterman               1997-Present                 Broxterman Group
                                                                 President/Chief Executive Officer

                                    1989-1997                    Hughes Aircraft Employees Federal Credit Union
                                                                 President and Chief Executive Officer

James L. Bryan                      1974-Present                 Texins Credit Union
                                                                 President/CEO

Loretta M. Burd                     1987-Present                 Centra Credit Union
                                                                 President/CEO

Ralph B. Canterbury                 1965-Present                 US Airways Federal Credit Union
                                                                 President


Joseph N. Cugini                    1959-Present                 Westerly Community Credit Union
                                                                 President/Chief Executive Officer


James A. Halls                      1990-Present                 Retired
                                    1957-1989                    Faegre & Benson - Attorney-at-Law

Jerald R. Hinrichs                  1990-Present                 Hinrichs & Associates
                                                                 Insurance Marketing Consultants
                                                                 Owner/President

Michael B. Kitchen                  1995-Present                 CUNA Mutual Life Insurance Company*
                                                                 President and Chief Executive Officer
                                    1992-1995                    The CUMIS Group Limited
                                                                 President and Chief Executive Officer

Robert T. Lynch                     1996-Present                 Retired
                                    1970-1996                    Detroit Teachers Credit Union
                                                                 Treasurer/General Manager


Omer K. Reed                        1997-Present                 Retired
                                    1959-1997                    Self-employed dentist


Gerald J. Ring                      1968-Present                 Park Towne Corporation
                                                                 President


Richard C. Robertson                1959-Present                 Arizona State Savings & Credit Union
                                                                 President/General Manager


Donald F. Roby                      1990-Present                 Retired
                                    1986-1989                    Farm and Home Savings
                                                                 President and Chief Executive Officer


Rosemarie M. Shultz                 1997-Present                 Retired
                                    1976-1997                    Public Employees Credit Union
                                                                 President and Chief Executive Officer


Neil A. Springer                    1994-Present                 Springer Souder & Associates, L.L.C.
                                                                 Managing Director
                                    1992-1994                    Slayton International, Inc.
                                                                 Senior Vice President

Farouk D.G. Wang                    1987-Present                 University of Hawaii at Manoa
                                                                 Director of Buildings and Grounds Management

Larry T. Wilson                     1974-Present                 Coastal Federal Credit Union
                                                                 President/CEO

Executive Officers


Wayne A. Benson                     1997 - Present               CUNA Mutual Life Insurance Company*
                                                                 Chief Officer - Sales


Michael S. Daubs                    1973-Present                 CUNA Mutual Life Insurance Company*

                                                                 Chief Officer - Investments
                                                                 CIMCO Inc.
                                                                 President

John A. Gibson                      1988-Present                 CUNA Mutual Life Insurance Company*
                                                                 Chief Officer - Marketing

James M. Greaney                    1998-Present                 CUNA Mutual Life Insurance Company*
                                                                 Chief Officer - Corporate Services

Richard J. Keintz                   1979-Present                 CUNA Mutual Life Insurance Company*
                                                                 Chief Officer - Finance and Information Services


Michael B. Kitchen                  1995-Present                 CUNA Mutual Life Insurance Company*
                                                                 President and Chief Executive Officer
                                    1992-1995                    The CUMIS Group Limited
                                                                 President and Chief Executive Officer


Kevin T. Lentz                      1983-Present                 CUNA Mutual Life Insurance Company
                                                                 Chief Officer - Operating

Daniel E. Meylink, Sr.              1983-Present                 CUNA Mutual Life Insurance Company*
                                                                 Chief Officer - Member Services

Kevin G. Shea                       1976-Present                 CUNA Mutual Life Insurance Company*
                                                                 Chief Officer - Lending Services

John M. Waggoner                    1977-Present                 CUNA Mutual Life Insurance Company*
                                                                 Chief Officer - Legal

* The Company entered into a permanent affiliation with the CUNA Mutual on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual. The most recent position has been given for those persons who have held more than one position with the Company or CUNA Mutual Insurance Society during the last five year period. Each person has business addresses at both 2000 Heritage Way, Waverly, Iowa 50677, and 5910 Mineral Point Road, Madison, Wisconsin 53705.




                                STATE REGULATION


The Company is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National
Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.


                                LEGAL PROCEEDINGS


The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.


                              INDEPENDENT AUDITORS

The financial statements included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, Des Moines, Iowa, independent auditors, and upon the authority of said firm as experts in accounting and auditing.

                                ACTUARIAL MATTERS


Actuarial matters included in this prospectus have been examined by Scott Allen, FSA, MAAA Product Manager Variable Products, CUNA Mutual Life Insurance Company, Waverly, Iowa, as stated in the opinion filed as an exhibit to the Registration Statement.


                             REGISTRATION STATEMENT


A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.


                              FINANCIAL STATEMENTS

The financial statements for the Company are immediately following the financial statements of the Separate Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                              Financial Statements

                               December 31, 1997

                  (With Independent Auditors' Report Thereon)


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statement of Assets and Liabilities
                                December 31, 1997


                                                           Capital
                                                        Appreciation      Growth and                                        Money
                                                            Stock        Income Stock      Balanced          Bond           Market
Assets:                                                   Subaccount      Subaccount      Subaccount      Subaccount      Subaccount
Investments in Ultra Series Fund:
   (note 2)
Capital Appreciation Stock Fund,
   1,344,978 shares at net asset value of
   $18.85 per share (cost $17,938,019) .............     $25,353,805     $      --       $      --       $      --       $      --

Growth and Income Stock Fund,
   2,548,762 shares at net asset value
   of $27.20 per share (cost $45,270,681) ..........            --        69,337,053            --              --              --

Balanced Fund,
   3,566,416 shares at net asset value
   of $17.02 per share (cost $49,395,919) ..........            --              --        60,710,352            --              --

Bond Fund,
   288,123 shares at net asset value
   of $10.54 per share (cost $2,977,455) ...........            --              --              --         3,038,034            --

Money Market Fund,
   2,621,441 shares at net asset value
   of $1.00 per share (cost $2,621,441) ............            --              --              --              --         2,621,441
                                                         -----------     -----------     -----------     -----------     -----------
      Total assets .................................      25,353,805      69,337,053      60,710,352       3,038,034       2,621,441
                                                         -----------     -----------     -----------     -----------     -----------
Liabilities:
Accrued adverse mortality and
   expense charges .................................           3,059           8,415           7,427             392             323
                                                         -----------     -----------     -----------     -----------     -----------
      Total liabilities ............................           3,059           8,415           7,427             392             323
                                                         -----------     -----------     -----------     -----------     -----------
      Net assets ...................................     $25,350,746     $69,328,638     $60,702,925     $ 3,037,642     $ 2,621,118
                                                         ===========     ===========     ===========     ===========     ===========
      Units outstanding (note 5) ...................       1,191,865       1,155,179       1,568,974         114,927         141,908
                                                         ===========     ===========     ===========     ===========     ===========
      Net asset value per unit .....................     $     21.27     $     60.02     $     38.69     $     26.43     $     18.47
                                                         ===========     ===========     ===========     ===========     ===========


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statement of Assets and Liabilities
                                December 31, 1997


                                                Treasury        International         World            Emerging
                                                  2000             Stock           Governments           Growth
Assets:                                        Subaccount        Subaccount         Subaccount         Subaccount
Investments in Ultra Series Fund:
   (note 2)
Treasury 2000 Fund, 184,138
   shares at net asset value of $9.24
   per share (cost $1,501,627) ...............$1,700,677         $     --           $     --           $     --

Investments in T. Rowe Price
International Fund, Inc.:
   International Stock Portfolio,
   349,582 shares at net asset value of
   $12.74 per share (cost $4,320,137) ........      --            4,453,678               --                 --

Investments in MFS(R) Variable
Insurance TrustSM:
   World Governments Series,
   70,638 shares at net asset value of
   $10.21 per share (cost $722,167) ..........      --                 --              721,218               --

Investments in MFS(R) Variable
Insurance TrustSM:
   Emerging Growth Series,
   251,222 shares at net asset value of
   $16.14 per share (cost $3,667,547) ........      --                 --                 --            4,054,727
                                              ----------         ----------         ----------         ----------
      Total assets ........................... 1,700,677          4,453,678            721,218          4,054,727
                                              ----------         ----------         ----------         ----------
Liabilities:
Accrued adverse mortality and
   expense charges ...........................     1,451                547                 89                487
                                              ----------         ----------         ----------         ----------
      Total liabilities ......................     1,451                547                 89                487
                                              ----------         ----------         ----------         ----------
      Net assets .............................$1,699,226         $4,453,131         $  721,129         $4,054,240
                                              ==========         ==========         ==========         ==========
      Units outstanding (note 5) .............   199,220            361,206             62,671            331,933
                                              ==========         ==========         ==========         ==========
      Net asset value per unit ...............$     8.53         $    12.33         $    11.51         $    12.21
                                              ==========         ==========         ==========         ==========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                             Statement of Operations
                  Years Ended December 31, 1997, 1996, and 1995


                                               CAPITAL APPRECIATION STOCK SUBACCOUNT        GROWTH AND INCOME STOCK SUBACCOUNT

Investment income (loss):                    1997           1996            1995           1997            1996             1995
                                             ----           ----            ----           ----            ----             ----

  Dividend income                      $    119,794    $    595,603    $    349,394    $    778,858    $  1,830,435    $  2,783,538
  Adverse mortality and expense
   charges (note 3)                        (182,627)       (111,426)        (67,332)       (527,025)       (363,607)       (253,958)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net investment income (loss)                (62,833)        484,177         282,062         251,833       1,466,828       2,529,580
                                       ------------    ------------    ------------    ------------    ------------    ------------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions               317,275            --              --         1,145,587            --              --
   Proceeds from sale of securities       1,795,596         855,100       2,737,741       3,033,581       2,017,365       1,138,163
   Cost of securities sold               (1,354,057)       (708,846)     (2,416,409)     (2,103,099)     (1,615,917)       (985,297)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net realized gain (loss) on security
  transactions                              758,814         146,254         321,332       2,076,069         401,448         152,866
  Net change in unrealized
   appreciation or depreciation
   on investments                         4,563,309       1,662,956       1,332,754      12,852,455       6,026,093       4,764,093
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net gain (loss) on investments            5,322,123        ,809,210       1,654,086      14,928,524       6,427,541       4,916,959
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  resulting from operations            $  5,259,290    $  2,293,387    $  1,936,148    $ 15,180,357    $  7,894,369    $  7,446,539
                                       ============    ============    ============    ============    ============    ============


                                                        BALANCED SUBACCOUNT                            BOND SUBACCOUNT

Investment income (loss):                        1997           1996           1995            1997           1996           1995
                                                 ----           ----           ----            ----           ----           ----

  Dividend income                            $ 2,062,026    $ 2,949,493    $ 3,308,296    $   136,739    $   137,535    $   218,461
  Adverse mortality and expense
   charges (note 3)                             (509,762)      (445,353)      (375,225)       (23,285)       (23,607)       (33,879)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                   1,552,264      2,504,140      2,933,071        113,454        113,928        184,582
                                             -----------    -----------    -----------    -----------    -----------    -----------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions                    758,320           --             --              379           --             --
   Proceeds from sale of securities            4,525,247      3,759,491      2,989,211        402,615      1,799,790        885,596
   Cost of securities sold                    (3,785,014)    (3,351,391)    (2,732,488)      (394,979)    (1,748,647)      (865,874)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) on security
  transactions                                 1,498,553        408,100        256,723          8,015         51,143         19,722
  Net change in unrealized
   appreciation or depreciation
   on investments                              5,202,066      1,724,491      4,759,298         41,691       (127,295)       326,701
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investments                 6,700,619      2,132,591      5,016,021         49,706        (76,152)       346,423
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations                  $ 8,252,883    $ 4,636,731    $ 7,949,092    $   163,160    $    37,776    $   531,005
                                             ===========    ===========    ===========    ===========    ===========    ===========

See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                             Statement of Operations
                  Years Ended December 31, 1997, 1996, and 1995


                                                       MONEY MARKET SUBACCOUNT                      TREASURY 2000 SUBACCOUNT

Investment income (loss):                           1997           1996           1995           1997           1996           1995
                                             -----------    -----------    -----------    -----------    -----------    -----------
Dividend income                              $    85,594    $    86,370    $   116,648    $   106,851    $   107,339    $   105,588
 Adverse mortality and expense charges
(note 3)                                         (15,448)       (16,510)       (20,105)       (14,583)       (13,847)       (12,710)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                      70,146         69,860         96,543         92,268         93,492         92,878
                                             -----------    -----------    -----------    -----------    -----------    -----------
Realized and unrealized gain (loss)
on investments:
Realized gain (loss) on security
transactions:
Capital gain distributions                          --             --             --             --             --             --
Proceeds from sale of securities               4,634,860      4,407,707      2,670,224           --             --             --
Cost of securities sold                       (4,634,860)    (4,407,707)    (2,670,224)          --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) on security
transactions                                        --             --             --             --             --             --
Net change in unrealized appreciation
or depreciation on investments                      --             --             --            1,846        (74,946)       161,453
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investments                      --             --             --            1,846        (74,946)       161,453
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
resulting from operations                    $    70,146    $    69,860    $    96,543    $    94,114    $    18,546    $   254,331
                                             ===========    ===========    ===========    ===========    ===========    ===========


                                                    INTERNATIONAL STOCK SUBACCOUNT                 WORLD GOVERNMENTS SUBACCOUNT

Investment income (loss):                           1997           1996           1995           1997           1996           1995
                                             -----------    -----------    -----------    -----------    -----------    -----------

  Dividend income                            $    99,113    $    39,586    $      --      $     7,143    $      --      $    19,972
  Adverse mortality and expense
charges (note 3)                                 (32,130)       (14,665)        (1,492)        (3,401)        (2,326)        (1,176)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                      66,983         24,921         (1,492)         3,742         (2,326)        18,796
                                             -----------    -----------    -----------    -----------    -----------    -----------
Realized and unrealized gain (loss)
on investments:
Realized gain (loss) on security
transactions:
Capital gain distributions                          --             --             --             --             --             --
Proceeds from sale of securities                 235,721        121,135         17,033         65,919         52,028         19,161
Cost of securities sold                         (211,895)      (113,341)       (17,004)       (66,515)       (53,136)       (18,440)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) on security
transactions                                      23,826          7,794             29           (596)        (1,108)           721
Net change in unrealized appreciation
or depreciation on investments                   (62,452)       173,915         22,078         (5,796)        12,525         (7,679)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investments                   (38,626)       181,709         22,107         (6,392)        11,417         (6,958)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
resulting from operations                    $    28,357    $   206,630    $    20,615    $    (2,650)   $     9,091    $    11,838
                                             ===========    ===========    ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                             Statement of Operations
                  Years Ended December 31, 1997, 1996, and 1995


                                              EMERGING GROWTH SUBACCOUNT

Investment income (loss):                     1997                 1996*
                                              ----                 -----

Dividend income                           $       --              $9,859
 Adverse mortality and expense charges
(note 3)                                     (21,660)             (4,378)
                                             -------             -------
Net investment income (loss)                 (21,660)              5,481
                                             -------             -------
Realized and unrealized gain (loss)
on investments:
Realized gain (loss) on security
transactions:
Capital gain distributions                        --                  --
Proceeds from sale of securities             234,899             213,154
Cost of securities sold                     (222,640)           (201,866)
                                             -------             -------
Net realized gain (loss) on security
transactions                                  12,259              11,288
Net change in unrealized appreciation
or depreciation on investments               384,388               2,792
                                             -------             -------
Net gain (loss) on investments               396,647              14,080
                                             -------             -------
Net increase (decrease) in net assets
resulting from operations                   $374,987             $19,561
                                             =======             =======

See accompanying notes to financial statements.
*The data is for the period beginning May 1, 1996 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statement of Changes in Net Assets
                  Years Ended December 31, 1997, 1996, and 1995


                                            CAPITAL APPRECIATION STOCK SUBACCOUNT            GROWTH AND INCOME STOCK SUBACCOUNT

Operations:                                    1997            1996            1995            1997            1996            1995
                                       ------------    ------------    ------------    ------------    ------------    ------------

  Net investment income (loss)         $    (62,833)   $    484,177    $    282,062    $    251,833    $  1,466,828    $  2,529,580
  Net realized gain (loss) on
   security transactions                    758,814         146,254         321,332       2,076,069         401,448         152,866
  Net change in unrealized
   appreciation or depreciation
   on investments                         4,563,309       1,662,956       1,332,754      12,852,455       6,026,093       4,764,093
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Change in net assets from
    operations                            5,259,290       2,293,387       1,936,148      15,180,357       7,894,369       7,446,539
                                       ------------    ------------    ------------    ------------    ------------    ------------
Capital unit transactions (note 5):
Proceeds from sale of units               9,240,958       7,622,148       5,340,463      16,677,681      13,835,588      10,831,868
  Cost of units repurchased              (4,699,419)     (3,351,383)     (4,440,885)    (10,282,732)     (8,554,478)     (6,090,704)
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Change in net assets from
    capital unit transactions             4,541,539       4,270,765         899,578       6,394,949       5,281,110       4,741,164
                                       ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets         9,800,829       6,564,152       2,835,726      21,575,306      13,175,479      12,187,703
Net assets:
  Beginning of period                    15,549,917       8,985,765       6,150,039      47,753,332      34,577,853      22,390,150
                                       ------------    ------------    ------------    ------------    ------------    ------------
  End of period                        $ 25,350,746    $ 15,549,917    $  8,985,765    $ 69,328,638    $ 47,753,332    $ 34,577,853
                                       ============    ============    ============    ============    ============    ============


                                                          BALANCED SUBACCOUNT                          BOND SUBACCOUNT

Operations:                                    1997            1996            1995            1997            1996            1995
                                       ------------    ------------    ------------    ------------    ------------    ------------

  Net investment income (loss)         $  1,552,264    $  2,504,140    $  2,933,071    $    113,454    $    113,928    $    184,582
  Net realized gain (loss) on
   security transactions                  1,498,553         408,100         256,723           8,015          51,143          19,722
  Net change in unrealized
   appreciation or depreciation
   on investments                         5,202,066       1,724,491       4,759,298          41,691        (127,295)        326,701
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Change in net assets from
    operations                            8,252,883       4,636,731       7,949,092         163,160          37,776         531,005
                                       ------------    ------------    ------------    ------------    ------------    ------------

Capital unit transactions (note 5):
  Proceeds from sale of units            10,763,242      11,796,373      11,658,626       1,162,322         700,575       1,036,840
  Cost of units repurchased             (10,663,916)    (10,399,963)     (9,247,633)       (705,363)     (2,103,924)     (1,180,288)
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Change in net assets from
    capital unit transactions                99,326       1,396,410       2,410,993         456,959      (1,403,349)       (143,446)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets         8,352,209       6,033,141      10,360,085         620,119      (1,365,573)        387,559
Net assets:
  Beginning of period                    52,350,716      46,317,575      35,957,490       2,417,523       3,783,096       3,395,537
                                       ------------    ------------    ------------    ------------    ------------    ------------
  End of period                        $ 60,702,925    $ 52,350,716    $ 46,317,575    $  3,037,642    $  2,417,523    $  3,783,096
                                       ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statement of Changes in Net Assets
                  Years Ended December 31, 1997, 1996, and 1995


                                                          MONEY MARKET SUBACCOUNT                   TREASURY 2000 SUBACCOUNT

Operations:                                         1997           1996           1995           1997           1996           1995
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Net investment income (loss)               $    70,146    $    69,860    $    96,543    $    92,268    $    93,492    $    92,878
  Net realized gain (loss) on
   security transactions                            --             --             --             --             --             --
  Net change in unrealized
   appreciation or depreciation
   on investments                                   --             --             --            1,846        (74,946)       161,453
                                             -----------    -----------    -----------    -----------    -----------    -----------
   Change in net assets from
    operations                                    70,146         69,860         96,543         94,114         18,546        254,331
                                             -----------    -----------    -----------    -----------    -----------    -----------
Capital unit transactions (note 5):
  Proceeds from sale of units                  6,190,640      4,325,194      2,156,885        621,004        794,517        550,180
  Cost of units repurchased                   (5,367,244)    (4,801,186)    (3,049,819)      (599,303)      (773,892)      (531,450)
                                             -----------    -----------    -----------    -----------    -----------    -----------
   Change in net assets from
    capital unit transactions                    823,396       (475,992)      (892,934)        21,701         20,625         18,730
                                             -----------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets                893,542       (406,132)      (796,391)       115,815         39,171        273,061
Net assets:
  Beginning of period                          1,727,576      2,133,708      2,930,099      1,583,411      1,544,240      1,271,179
                                             -----------    -----------    -----------    -----------    -----------    -----------
  End of period                              $ 2,621,118    $ 1,727,576    $ 2,133,708    $ 1,699,266    $ 1,583,411    $ 1,544,240
                                             ===========    ===========    ===========    ===========    ===========    ===========


                                                      INTERNATIONAL STOCK SUBACCOUNT               WORLD GOVERNMENTS SUBACCOUNT

Operations:                                         1997           1996           1995           1997           1996           1995
                                             -----------    -----------    -----------    -----------    -----------    -----------

  Net investment income (loss)               $    66,983    $    24,921    $    (1,492)   $     3,742    $    (2,326)   $    18,796
  Net realized gain (loss) on
   security transactions                          23,826          7,794             29           (596)        (1,108)           721
  Net change in unrealized
   appreciation or depreciation
   on investments                                (62,452)       173,915         22,078         (5,796)        12,525         (7,679)
                                             -----------    -----------    -----------    -----------    -----------    -----------
   Change in net assets from
    operations                                    28,357        206,630         20,615         (2,650)         9,091         11,838
                                             -----------    -----------    -----------    -----------    -----------    -----------
Capital unit transactions (note 5):
  Proceeds from sale of units                  2,721,533      2,207,995        825,895        530,877        144,986        244,058
  Cost of units repurchased                     (904,022)      (559,568)       (94,304)       (95,423)       (84,667)       (36,981)
                                             -----------    -----------    -----------    -----------    -----------    -----------
   Change in net assets from
    capital unit transactions                  1,817,511      1,648,427        731,591        435,454         60,319        207,077
                                             -----------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets              1,845,868      1,855,057        752,206        432,804         69,410        218,915
Net assets:
  Beginning of period                          2,607,263        752,206           --          288,325        218,915           --
                                             -----------    -----------    -----------    -----------    -----------    -----------
  End of period                              $ 4,453,131    $ 2,607,263    $   752,206    $   721,129    $   288,325    $   218,915
                                             ===========    ===========    ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statement of Changes in Net Assets
                  Years Ended December 31, 1997, 1996, and 1995


                                              EMERGING GROWTH SUBACCOUNT

Operations:                                   1997                 1996*
                                              ----                 -----

  Net investment income (loss)              $(21,660)             $5,481
  Net realized gain (loss) on
   security transactions                      12,259              11,288
  Net change in unrealized appreciation
   or depreciation on investments            384,388               2,792
                                           ---------           ---------
   Change in net assets from
    operations                               374,987              19,561
                                           ---------           ---------
Capital unit transactions (note 5):
  Proceeds from sale of units              3,238,087           1,517,927
  Cost of units repurchased                 (749,413)           (346,909)
                                           ---------           ---------
   Change in net assets from capital
    unit transactions                      2,488,674           1,171,018
                                           ---------           ---------
Increase (decrease) in net assets          2,863,661           1,190,579
Net assets:
  Beginning of period                      1,190,579                  --
                                           ---------           ---------
  End of period                           $4,054,240          $1,190,579
                                           =========           =========

See accompanying notes to financial statements.
*The data is for the period beginning May 1, 1996 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          Notes to Financial Statements

(1)   Organization

     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission. The Account was established as a separate investment account within CUNA Mutual Life Insurance Company to receive and invest net premiums paid under flexible premium variable life insurance policies.

      Although the assets of the Account are the property of CUNA Mutual Life Insurance Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which CUNA Mutual Life Insurance Company may conduct.

      The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in CUNA Mutual Life Insurance Company's general account to cover death benefits in excess of the accumulated value.


(2)   Significant Accounting Policies

      Investments

      The Account currently is divided into nine subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund, T. Rowe Price International Fund, Inc., MFS(R) Variable Insurance Trust(TM), or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

      The Account invests in shares of Ultra Series Fund, T. Rowe Price International Fund, Inc., and MFS(R) Variable Insurance Trust(TM). Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

      Ultra Series Fund currently has six funds available as investment options under the policies while T. Rowe Price International Fund, Inc., has one and MFS(R) Variable Insurance Trust(TM) has two funds available as an investment option. MFS(R) Variable Insurance Trust(TM) also has other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

      CIMCO Inc. (CIMCO) serves as the investment advisor to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. CUNA Mutual Life Insurance Company owns one half of CIMCO's outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

      Rowe Price-Fleming International, Inc. (RPFI) serves as the Investment Advisor to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Fund, Inc. RPFI was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.

      Massachusetts Financial Services Company (MFS) serves as the Investment Advisor to the MFS World Governments Series and Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(TM). MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which, in turn, is a subsidiary of Sun Life Assurance Company of Canada.

      The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

      Federal Income Taxes

      The operations of the Account form a part of the operations of CUNA Mutual Life Insurance Company and are not taxed separately. CUNA Mutual Life Insurance Company does not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Account. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by CUNA Mutual Life Insurance Company in the future, a charge to the Account may be assessed.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)   Fees and Charges

      Organization Costs

      CUNA Mutual Life Insurance Company absorbed all organization expenses of the Account.

      Policy Charges

      In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by CUNA Mutual Life Insurance Company by redeeming an appropriate number of units for each policy.

      Administrative Fee: CUNA Mutual Life Insurance Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, CUNA Mutual Life Insurance Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.

      Deferred Contingent Sales and Administrative Charges: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with CUNA Mutual Life Insurance Company crediting additional amounts at its discretion.

      Policy Fee: CUNA Mutual Life Insurance Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.

      Cost of Insurance and Additional Benefits Provided: CUNA Mutual Life Insurance Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.

      Variable Account Charges

      Mortality and Expense Risk Charge: CUNA Mutual Life Insurance Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of .90 percent of the average daily net asset value of the Account. These charges will be deducted by CUNA Mutual Life Insurance Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)   Investment Transactions

      The  cost  of  shares  purchased,   including   reinvestment  of  dividend
      distributions, during the year ended December 31, 1997, was as follows:

          Growth and Income Stock Fund.....................     $10,828,434
          Capital Appreciation Stock Fund..................       6,592,719
          Balanced Fund....................................       6,936,103
          Bond Fund........................................         973,498
          Money Market Fund................................       5,528,512
          Treasury 2000 Fund...............................           7,238
          International Stock Portfolio....................       2,120,450
          World Governments Series.........................         505,168
          Emerging Growth..................................       2,702,255
                                                                 ----------
                                                                $36,194,377
                                                                 ==========

(5)   Unit Activity from Contract Transactions

      Transactions in units of each subaccount of the Account for the years ended December 31, 1997, 1996, and 1995 were as follows:

                                                 Capital
                                              Appreciation        Growth and                                                Money
                                                  Stock          Income Stock        Balanced             Bond              Market
                                               Subaccount         Subaccount        Subaccount         Subaccount         Subaccount
Units outstanding at
  December 31, 1994                             588,501            767,867          1,433,037            160,875            179,387
Units sold                                      437,510            320,880            420,975             45,571            129,950
Units repurchased                              (362,742)          (180,926)          (331,119)           (51,065)          (184,225)
                                             ----------         ----------         ----------         ----------         ----------
Units outstanding at
  December 31, 1995                             663,269            907,821          1,522,893            155,381            125,112
Units sold                                      516,098            337,323            375,764             29,061            249,298
Units repurchased                              (225,833)          (208,539)          (331,106)           (87,030)          (276,956)
                                             ----------         ----------         ----------         ----------         ----------
Units outstanding at
  December 31, 1996                             953,534          1,036,605          1,567,551             97,412             97,454
Units sold                                      490,480            313,426            297,548             45,022            342,456
Units repurchased                              (252,149)          (194,852)          (296,125)           (27,507)          (298,002)
                                             ----------         ----------         ----------         ----------         ----------
Units outstanding at
  December 31, 1997                           1,191,865          1,155,179          1,568,974            114,927            141,908
                                             ==========         ==========         ==========         ==========         ==========

                                              Treasury          International            World           Emerging
                                                 2000               Stock             Governments         Growth
                                             Subaccount           Subaccount           Subaccount        Subaccount*
Units outstanding at
  December 31, 1994                           191,747                 --                   --              --
Units sold                                     74,132               80,023               22,558            --
Units repurchased                             (71,746)              (9,147)              (3,339)           --
                                             --------             --------             --------        --------
Units outstanding at
  December 31, 1995                           194,133               70,876               19,219            --
Units sold                                    102,713              194,181               12,790         151,261
Units repurchased                            (100,176)             (48,968)              (7,455)        (33,490)
                                             --------             --------             --------        --------
Units outstanding at
  December 31, 1996                           196,670              216,089               24,554         117,771
Units sold                                     77,604              216,687               46,412         280,804
Units repurchased                             (75,054)             (71,570)              (8,295)        (66,642)
                                             --------             --------             --------        --------
Units outstanding at
  December 31, 1997                           199,220              361,206               62,671         331,933
                                             ========             ========             ========        ========

*The data is for the period beginning May 1, 1996 (date of initial activity).


(6)   Condensed Financial Information

      The table below gives per unit information about the financial history of each subaccount for each period.

                             CAPITAL APPRECIATION STOCK SUBACCOUNT                     GROWTH AND INCOME STOCK SUBACCOUNT
                       1997       1996       1995       1994                    1997       1996       1995       1994       1993
 Net asset value:
   Beginning of
   period             $16.31     $13.55     $10.45     $10.00                  $46.07     $38.09     $29.16     $29.01     $25.73
   End of period       21.27      16.31      13.55      10.45                   60.02      46.07      38.09      29.16      29.01
 Percentage increase
   in unit value
   during period*      30.4%      20.4%      29.7%       4.5%                   30.3%      21.0%      30.6%      0.5%       12.8%
 Number of units
   outstanding at
   end of period     1,191,865   953,534    663,269    588,501                1,155,179  1,036,605   907,821    767,867    612,819


                                      BALANCED SUBACCOUNT                                        BOND SUBACCOUNT
                       1997       1996       1995       1994       1993         1997       1996       1995       1994       1993
 Net  asset value:
   Beginning of
   period             $33.40     $30.41     $25.09     $25.44     $23.23       $24.82     $24.35     $21.11     $21.96     $20.35
   End of period       38.69      33.40      30.41      25.09      25.44        26.43      24.82      24.35      21.11      21.96
 Percentage increase
   in unit value
   during period*      15.8%      9.8%       21.2%      -1.4%      9.5%         6.5%       1.9%       15.4%      -3.9%      7.9%
 Number of units
   outstanding at
   end of period     1,568,974  1,567,551  1,522,893  1,433,037  1,310,167     114,927    97,411     155,381    160,875    164,733


                                    MONEY MARKET SUBACCOUNT                                 TREASURY 2000 SUBACCOUNT
                       1997       1996       1995       1994       1993         1997       1996       1995       1994       1993
 Net asset value:

   Beginning of
   period             $17.73     $17.05     $16.33     $15.91     $15.67        $8.05      $7.95      $6.63      $7.20      $6.29
   End of period       18.47      17.73      17.05      16.33      15.91         8.53       8.05       7.95       6.63       7.20

 Percentage increase
   in unit value
   during period*      4.1%       4.0%       4.4%       2.6%       1.5%         6.0%       1.3%       19.9%      -7.9%      14.5%

 Number of units
   outstanding at
   end of period      141,908    97,454     125,112    179,387    149,181      199,220    196,670    194,133    191,747    189,107

                                INTERNATIONAL STOCK SUBACCOUNT                            WORLD GOVERNMENTS SUBACCOUNT
                       1997       1996       1995                               1997       1996       1995
 Net asset value:

   Beginning of
   period             $12.07     $10.61     $10.00                             $11.74     $11.39     $10.00
   End of period       12.33      12.07      10.61                              11.51      11.74      11.39

 Percentage increase
   in unit value
   during period*      2.2%       13.7%      6.1%                              (2.0%)      3.1%     13.9%

 Number of units
   outstanding at
   end of period      361,206    216,089    70,876                             62,671     24,554     19,219

                                 EMERGING GROWTH SUBACCOUNT**
                       1997       1996
 Net asset value:

   Beginning of
   period             $10.11     $10.00

   End of period       12.21      10.11

 Percentage increase
   in unit value
   during period*      20.8%      1.1%

 Number of units
   outstanding at
   end of period      331,933    117,771

For the Money Market Subaccount, the "seven-day average yield" for the seven days ended December 31, 1997, was 4.0% and the "effective yield" for that period was 4.2%.

*The amount of premium invested in CUNA Mutual Life Variable Account is the amount remaining after the policy charges described in footnote 3 have been deducted. The policy charges have not been taken into account in this calculation. Inclusion of the policy charges would reduce the percentage increase in unit value during the period.
**The data is for the period beginning May 1, 1996 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account:

We have audited the statements of assets and liabilities of the Capital Appreciation Stock Subaccount, Growth and Income Stock Subaccount, Balanced Subaccount, Bond Subaccount, Money Market Subaccount, Treasury 2000 Subaccount, International Stock Subaccount, World Governments Subaccount, and the Emerging Growth Subaccount of the CUNA Mutual Life Variable Account as of December 31, 1997; the related statements of operations and changes in net assets for each of the years in the three-year (one year and eight months for the Emerging Growth Subaccount) period then ended; and the condensed financial information for each of the years in the five-year (four years for Capital Appreciation Stock Subaccount, three years for International Stock Subaccount and World Governments Subaccount, and one year and eight months for the Emerging Growth Subaccount) period then ended. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1997, were verified by audit of the statements of assets and liabilities of the underlying funds of Ultra Series Fund and confirmation with MFS Variable Insurance Trust and T. Rowe Price. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Stock Subaccount, Growth and Income Stock Subaccount, Balanced Subaccount, Bond Subaccount, Money Market Subaccount,
Treasury 2000 Subaccount, International Stock Subaccount, World Governments Subaccount, and the Emerging Growth Subaccount of the CUNA Mutual Life Variable Account as of December 31, 1997; the results of their operations and changes in their net assets for each of the years in the three-year (one year and eight months for the Emerging Growth Subaccount) period then ended; and the condensed financial information for each of the years in the five-year (four years for Capital Appreciation Stock Subaccount, three years for International Stock Subaccount and World Governments Subaccount, and one year and eight months for the Emerging Growth Subaccount) period then ended in conformity with generally accepted accounting principles.


                                                       KPMG Peat Marwick LLP

Des Moines, Iowa
February 6, 1998

                       CUNA MUTUAL LIFE INSURANCE COMPANY


               Financial Statements and Supplementary Information

                           December 31, 1997 and 1996



                   (With Independent Auditors' Report Thereon)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
        Statutory Statements of Admitted Assets, Liabilities, and Surplus
                           December 31, 1997 and 1996
                                 (In Thousands)

                        Admitted Assets                                                    1997               1996
                        ---------------                                                    ----               ----
Investments:
   Bonds                                                                               $1,570,735           1,652,375
   Stocks:
     Preferred                                                                                102                 132
     Common                                                                                57,292              33,256
   Mortgage loans on real estate                                                          362,958             405,017
   Real estate                                                                             64,771              72,857
   Policy loans                                                                           101,061             101,544
   Other invested assets                                                                   11,459              17,315
   Investment receivable                                                                   14,394               4,940
   Cash and short-term investments                                                         27,260              33,290
                                                                                        ---------           ---------
       Total investments                                                                2,210,032           2,320,726

Premiums receivable                                                                        12,534              11,820
Accrued investment income                                                                  30,540              33,299
Electronic data processing equipment                                                        2,822               2,294
Due from affiliates and related parties                                                    12,093               9,523
Federal income tax recoverable                                                              2,158               2,865
Other assets                                                                                2,936               3,607
Separate accounts                                                                       1,198,978             645,710
                                                                                        ---------           ---------
Total admitted assets                                                                  $3,472,093           3,029,844
                                                                                        =========           =========

                    Liabilities and Surplus
Liabilities:
   Policy reserves:
     Life insurance and annuity contracts                                              $1,749,927           1,828,528
     Accident and health insurance                                                         11,795              11,342
   Supplementary contracts without life contingencies                                      72,664              67,588
   Policyholders' dividend accumulations                                                  153,931             152,053
   Policy and contract claims                                                               7,232               5,868
   Other policyholders' funds:
     Dividends payable to policyholders                                                    23,780              23,270
     Premiums and other deposit funds                                                       4,693               4,958
   Interest maintenance reserve                                                             3,531               2,343
   Liabilities for employees' and agents' retirement plans                                      -              42,617
   Amounts held for others                                                                 20,500              19,731
   Commissions, expenses, taxes, licenses, and fees accrued                                13,133              10,084
   Asset valuation reserve                                                                 41,756              42,013
   Loss contingency reserve for investments                                                 6,050               8,250
   Other liabilities                                                                        8,123              22,481
   Separate accounts                                                                    1,164,297             625,414
                                                                                        ---------           ---------
Total liabilities                                                                       3,281,412           2,866,540
                                                                                        ---------           ---------
Surplus:
   Unassigned surplus                                                                     190,681             163,304
                                                                                        ---------           ---------
Total surplus                                                                             190,681             163,304
                                                                                        ---------           ---------
Total liabilities and surplus                                                          $3,472,093           3,029,844
                                                                                        =========           =========

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 1997, 1996, and 1995
                                 (In Thousands)

                                                                       1997                1996               1995
                                                                       ----                ----               ----
Income:
   Premiums and other considerations:
     Life and annuity                                                $414,724             346,584             262,326
     Accident and health                                               14,886              12,007              10,504
     Supplementary contracts and dividend accumulations                44,194              46,303              48,633
     Annuity and other fund deposits                                  114,825              51,322              22,734
   Net investment income                                              168,192             174,573             173,355
   Reinsurance commissions                                              9,601               9,962              18,523
   Other income                                                         5,862               3,761               7,026
                                                                      -------             -------             -------
       Total income                                                   772,284             644,512             543,101
                                                                      -------             -------             -------
Benefits and expenses:
   Death benefits                                                      37,430              33,592              31,807
   Annuity benefits                                                    49,095              39,086              39,948
   Surrender benefits                                                 176,291             143,867             101,456
   Payments on supplementary contracts without life
     contingencies and dividend accumulations                          44,747              48,896              50,478
   Other benefits to policyholders and beneficiaries                   17,509              12,703              11,013
   (Decrease) increase in policy reserves - life and annuity
     contracts and accident and health insurance                      (78,148)            (54,954)             63,573
   Increase in liabilities for supplementary contracts without life
     contingencies and policyholders' dividend accumulations            6,954               8,328               5,935
   Decrease in group annuity reserves                                      (2)               (233)             (7,276)
   Increase in benefit funds                                            3,975               4,075               4,103
   Commissions                                                         37,017              37,529              25,232
   General insurance expenses, including cost of
     collection in excess of loading on due and deferred
     premiums and other expenses                                       60,722              51,004              59,633
   Insurance taxes, licenses, and fees                                  6,939               6,199               5,585
   Net transfers to separate accounts                                 359,903             267,145             101,369
                                                                      -------             -------             -------
       Total benefits and expenses                                    722,432             597,237             492,856
                                                                      -------             -------             -------
Income before dividends to policyholders, federal
   income taxes, and net realized capital gains (losses)               49,852              47,275              50,245

Dividends to policyholders                                             23,670              23,286              22,004
                                                                      -------             -------             -------
Income before federal income taxes and net
   realized capital gains (losses)                                     26,182              23,989              28,241

Federal income taxes                                                   12,208               7,713              13,321
                                                                      -------             -------             -------
Income before net realized capital gains (losses)                      13,974              16,276              14,920

Net realized capital gains (losses), less federal income taxes
   and transfers to the interest maintenance reserve                    3,885                 171                (567)
                                                                      -------             -------             -------
Net income                                                            $17,859              16,447              14,353
                                                                      =======             =======             =======

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
              Statutory Statements of Changes in Unassigned Surplus
                  Years Ended December 31, 1997, 1996, and 1995
                                 (In Thousands)


                                                                       1997                1996             1995
                                                                       ----                ----             ----

Balance at beginning of year                                         $163,304             154,028           141,677
                                                                      -------             -------           -------

Increase (decrease) in unassigned surplus:
   Net income                                                          17,859              16,447            14,353
   Change in net unrealized gains (losses)                              6,752              (7,135)             (558)
   Change in asset valuation reserve                                      257              (9,811)           (3,386)
   Change in nonadmitted assets                                           285               2,695               497
   Change in surplus of separate accounts                                 209              (2,071)           (2,500)
   Change in separate account seed money                                 (189)              2,232             2,593
   Subsidiary surplus distribution                                          -              13,858                 -
   Change in loss contingency for investments                           2,200              (6,954)              365
   Other miscellaneous changes                                              4                  15               987
                                                                      -------             -------           -------
       Net increase in unassigned surplus                              27,377               9,276            12,351
                                                                      -------             -------           -------
Balance at end of year                                               $190,681             163,304           154,028
                                                                      =======             =======           =======

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Cash Flows
                  Years Ended December 31, 1997, 1996 and 1995
                                 (In Thousands)

                                                                       1997                1996               1995
                                                                       ----                ----               ----
Cash from operations Premiums and other considerations:
     Life, annuity, and accident and health                          $542,420             408,328             294,530
     Supplementary contracts and dividend accumulations                44,194              46,303              48,633
   Investment income received                                         177,984             176,394             176,990
   Reinsurance commissions                                              8,425              13,210              17,735
   Other income                                                         4,931              57,268               9,369
                                                                      -------             -------             -------
       Total provided from operations                                 777,954             701,503             547,257
                                                                      -------             -------             -------

   Life and accident and health claims paid                            42,004              38,809              36,192
   Surrender benefits paid                                            176,291             143,867             101,456
   Other benefits to policyholders paid                               105,505              95,785              96,571
   Commissions, other expenses, and taxes paid,
     excluding federal income taxes                                   105,834              89,017              92,812
   Dividends to policyholders paid                                     23,161              22,542              21,634
   Federal income taxes paid                                           14,558              15,804               7,145
   Net transfers to separate accounts                                 374,057             280,523             106,508
   Interest paid on defined benefit plans                               3,507               4,104               4,074
   Other                                                                  189                 684                   -
                                                                      -------             -------             -------
       Total used in operations                                       845,106             691,135             466,392
                                                                      -------             -------             -------
       Net cash (used in) from operations                             (67,152)             10,368              80,865
                                                                      -------             -------             -------
Cash from investments
   Proceeds from investments sold, matured, or repaid:
     Bonds                                                            285,135             226,919             217,833
     Stocks                                                            17,223              29,960              22,194
     Mortgage loans on real estate                                     47,892              52,773              38,861
     Other invested assets                                                969                 831               1,594
     Real estate                                                       17,701                 700               2,315
                                                                      -------             -------             -------
       Total investment proceeds                                      368,920             311,183             282,797
                                                                      -------             -------             -------
   Cost of investments acquired:
     Bonds                                                            200,692             237,191             236,607
     Stocks                                                            29,724              26,235              22,063
     Mortgage loans on real estate                                      4,704              31,025              67,942
     Real estate                                                       10,929              10,060               6,933
     Other invested assets                                                  -                   -              13,227
     Other cash used                                                    4,098               2,148               4,907
                                                                      -------             -------             -------
       Total investments acquired                                     250,147             306,659             351,679
   (Decrease) increase in policy loans and premium notes                 (475)                664                 398
                                                                      -------             -------             -------
       Net cash from (used in) investments                            119,248               3,860             (69,280)
                                                                      -------             -------             -------
Cash from financing and miscellaneous sources
   Transfer of defined benefit pension plan assets                    (42,247)                  -                   -
   Other cash (applied) provided, net                                 (15,879)              3,762                 254
                                                                      -------             -------             -------
       Net cash (from) used in from financing and
            miscellaneous sources                                     (58,126)              3,762                 254
                                                                      -------             -------             -------
Reconciliation of cash and short-term investments:
   Net change in cash and short-term investments                       (6,030)             17,990              11,839
   Cash and short-term investments at beginning of year                33,290              15,300               3,461
                                                                      -------             -------             -------
   Cash and short-term investments at end of year                     $27,260              33,290              15,300
                                                                      =======             =======             =======

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements
                        December 31, 1997, 1996, and 1995

(1) Summary of Significant Accounting Policies
    Company Operations
    CUNA Mutual Life Insurance Company (the Company) offers a full range of ordinary life and health insurance products through face-to-face and direct response distribution systems. The Company's operations are conducted in 49 states and the District of Columbia. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

    Basis of  Presentation
    The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, (statutory accounting practices), which practices differ from generally accepted accounting principles (GAAP). The more significant of these differences are as follows:

       o The costs related to acquiring business are charged to income in the year incurred and, thus, are not amortized over the periods benefited, whereas the premium income is recorded into earnings on a pro rata basis over the premium-paying periods covered by the policies;
       o Adjustments reflecting the revaluation of investments at statement date and equity in earnings of subsidiary companies are carried to the statements of changes in unassigned surplus as "net unrealized gains or losses," without providing for income taxes, or income tax reductions, with respect to net unrealized gains or losses;
       o Majority owned subsidiaries are not consolidated and are carried at their underlying book value using the equity method of accounting;
       o Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest, and withdrawals;
       o Deferred federal income taxes are not provided for unrealized gains or losses and the temporary differences between the statutory and tax basis of assets and liabilities;
       o "Nonadmitted assets" (principally, the airplane, prepaid insurance and expenses, furniture, equipment, and certain receivables) are excluded from the balance sheets through a direct charge to surplus;
       o The asset valuation reserve is recorded as a liability by a direct charge to surplus;
       o The interest maintenance reserve defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities;
       o The  loss  contingency   reserves  for  investments  are  recorded  as
         liabilities by direct charges to surplus;
       o Effective in 1996, changes in federal income tax of prior years are included in operations. Prior to 1996, these changes were charged or credited to surplus;
       o Pension expense reflects the amount funded during the year, and disclosures related to the pension plan are in accordance with ERISA requirements;
       o Assets and liabilities are recorded net of ceded reinsurance balances; and
       o Deposits, surrenders, and benefits on universal life and annuity contracts are recorded in the statements of operations.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, Continued

    Basis of Presentation, Continued

    A reconciliation of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31 are as follows (000s omitted):

    Net Income                                     1996                1995
    Statutory net income                         $16,447              14,353
    Adjustments:
       Federal income taxes                       (9,500)              6,154
       Deferred policy acquisition costs          15,566                 151
       Insurance reserves                         (2,181)             (5,162)
       Investments                                 8,590              (5,435)
       Pension benefits                           (1,457)             (1,395)
       Other                                      (2,365)             (1,475)
                                                  ------              ------
    GAAP net income                              $25,100               7,191
                                                  ======              ======

    Surplus                                        1996                1995
    -------                                        ----                ----
    Statutory surplus                           $163,304             156,269
    Adjustments:
       Federal income taxes                        6,576              19,625
       Deferred policy acquisition costs         130,655             106,405
       Insurance reserves                        (61,701)            (63,882)
       Investments                                33,231              34,826
       Employee benefits                         (21,744)            (18,805)
       Dividends payable to policyholders         11,635              11,235
       Other                                       2,955               9,786
                                                 -------              -------
    GAAP Surplus                                $264,911             255,459
                                                 =======             =======

    The effects of these variances on net income and surplus at December 31, 1997, although not reasonably determinable as of this date, are presumed to be material.


    Valuation of Investments

    Investments are valued as prescribed by the National Association of Insurance Commissioners (NAIC). Bonds and short-term investments are generally carried at amortized cost, preferred stocks at cost, common stocks of unaffiliated companies at fair value, and mortgage loans at the amount of outstanding principal adjusted for premiums and discounts. Bonds that the NAIC has determined are impaired in value are carried at estimated fair value. Real estate acquired in satisfaction of debt is valued at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure. The adjusted basis is subsequently depreciated. Investments in limited partnerships are included in other invested assets, and investments in subsidiaries are carried at the Company's share of the underlying net equity of the investment. Home office real estate is carried at depreciated cost.

    Realized gains and losses on the sale of investments are determined on a specific identification basis. The net unrealized gains and losses attributable to the adjustment from book value to carrying value for all investments are reflected in surplus.


    Policy Reserves

    During 1988, the Company began using the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table. Prior to the adoption of the 1980 C.S.O. table, reserves were recorded using the 1958 C.S.O. table. The 1958 C.S.O. table is used with interest rate assumptions ranging from 2.5 percent to 5.0 percent. The 1980 C.S.O. table is used with interest rate assumptions ranging from 3.5 percent to 5.5 percent. With respect to older policies, the mortality table and interest assumptions vary from the American Experience table with 2.5 to 4 percent interest to the 1941 C.S.O. table with 2.5 percent interest. Approximately 23 percent of the life reserves are calculated on a net level reserve basis and 77 percent on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, Continued

    Policy Reserves, Continued

    immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using continuous Commissioners' Annuity Reserve Valuation Method (CARVM) with interest assumptions ranging from 2.5 percent to 7.8 percent.

    Provision for Participating Policy Dividends

    The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued. Participating business comprised 99.8 percent of ordinary life insurance in force and premiums received during 1997.

    Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR)

    An AVR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets.

    An IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities.

    Electronic Data Processing Equipment

    Electronic data processing equipment is carried at cost less accumulated depreciation of $6,023,003 and $5,628,340 at December 31, 1997 and 1996,
    respectively. The equipment is being depreciated using the straight-line method over a five-year period.

    Pension Costs

    Pension costs relating to the Company's pension plans are computed on the basis of accepted actuarial methods. The annual contributions are computed according to the aggregate funding method, which produces an annual normal cost at each valuation date. Such annual normal cost provides for spreading the excess of the present value of future benefits over the value of the assets of the plan as a level percentage of payroll over the remaining period of service of active employees on the valuation date based upon the actuarial assumptions adopted. Gains and losses which arise on each valuation date as the result of differences between the actual experience and that expected by the actuarial assumptions are spread over the remaining period of service of active employees. The Company's policy is to fund pension costs accrued.

    Risks and Uncertainties

    In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheets and revenues and expenses for the period. Actual results could differ significantly from those estimates. The following elements of the financial statements are most affected by the use of estimates and assumptions:

         o Investment valuations
         o Insurance reserves

    The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to match the duration of the assets with the estimated duration of the liabilities. The Company had derivative financial instruments at December 31, 1997 and 1996, which are discussed in note 2.

    The Company is subject to the risk that issuers of securities owned by the Company will default or other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining strong reinsurance and credit and collection policies, and by providing allowances or reserves for any amounts deemed uncollectible.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, Continued

    Risks and Uncertainties, Continued

    The Company is subject to the risk that the legal or regulatory environment in which the Company operates will change and create additional costs and expenses not anticipated by the Company in pricing its products. In other words, regulatory initiatives designed to reduce insurer profits or new legal theories may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by operating in a geographically diverse area, thus reducing its exposure to any single jurisdiction; closely monitoring the regulatory environment to anticipate changes; and by using underwriting practices which identify and minimize the potential adverse impact of this risk.

    The Company is subject to risk related to the conversion of its computer systems to be year 2000 compliant. In 1996, the Company initiated a program to ensure that all computer systems and applications would be prepared for the year 2000. This program involves the use of both internal and external resources to identify, modify or replace, and test systems for year 2000 compliance. This program also includes confirming with vendors that they will be year 2000 compliant. The goal of this program is to be year 2000 compliant by December 31, 1998. Maintenance or modification costs related to the year 2000 program are expensed as incurred, while the costs of purchased new systems and software are capitalized and amortized over its useful life.

    Disclosures About Fair Value of Financial Instruments

    Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about existing on and off balance sheet financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Cash, short-term investments, accrued investment income, and policy loans: The carrying amounts reported for these instruments approximate their fair values because of the short-term nature of these instruments.

       Bonds and stocks: Fair values for bonds are based on quoted market prices where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for unaffiliated preferred and common stocks are based on quoted market prices. The carrying value and fair value for these instruments is disclosed in note 2.

       Derivative financial instruments: The carrying value and fair value for these instruments is disclosed in note 2.

       Mortgage loans on real estate: The fair values for mortgage loans are estimated using discounted cash flow analyses, at interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. The carrying value and fair value for these instruments is disclosed in note 2.

       Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand. The carrying amounts reported in these accounts approximate their fair values.

       Investment contracts: The fair values of the Company's liabilities under investment type insurance contracts are estimated using the cash surrender value of the contracts. The estimated fair value of these liabilities for 1997 and 1996 were $1,233,846 and $1,439,661, respectively.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, Continued

    Derivative Financial Instruments

    The Company has only limited involvement with derivative financial instruments and does not use them for trading purposes. The Company enters into derivatives, primarily interest rate swaps and caps, to reduce interest rate exposure for long-term assets and to exchange fixed rates for floating interest rates. See note 2 for additional information related to these agreements.

    Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

    Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

    Separate Accounts

    Separate account assets are funds of separate account contractholders and the Company, segregated into accounts with specific investment objectives. The assets are generally carried at fair value. An offsetting liability is maintained to the extent of contractholders' interests in the assets.

    Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus. Contractholders' interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in operations.

    Reclassifications

    Certain amounts previously reported in prior years' financial statements have been reclassified to conform to the current year presentation.

(2) Investments

    Bonds

    The carrying value, gross unrealized gains and losses, and the estimated fair value of investments in bonds as of December 31, 1997 and 1996, are as follows (000s omitted):

                                                                     Gross                 Gross
                                             Carrying             unrealized            unrealized             Estimated
    Description                                value                 gains                losses              fair value
    1997:
    United States treasury
       and government securities           $   62,478                 1,532                    38                63,972
    States and political
       subdivisions securities                     47                     -                     -                    47
    Foreign government securities              16,428                 1,154                     -                17,582
    Corporate securities                      989,245                49,050                 2,648             1,035,647
    Mortgage-backed securities                464,286                11,203                   349               475,140
    Other debt securities                      38,251                 1,640                     -                39,891
                                            ---------                ------                 -----              --------
                                           $1,570,735                64,579                 3,035             1,632,279
                                            =========                ======                 =====              ========

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(2) Investments, Continued

    Bonds, Continued

    1996:
    United States treasury
       and government securities           $   62,930                 1,331                   293                63,968
    States and political
       subdivisions securities                     56                     -                     -                    56
    Foreign government securities              17,902                   924                     -                18,826
    Corporate securities                    1,130,062                40,087                 6,934             1,163,215
    Mortgage-backed securities                356,859                 5,961                 2,081               360,739
    Other debt securities                      84,566                 2,473                    86                86,953
                                            ---------                ------                 -----              --------
                                           $1,652,375                50,776                 9,394             1,693,757
                                            =========                ======                 =====              ========

    A provision of $361,018 and $63,846 at December 31, 1997 and 1996, respectively, has been provided for bonds that have been determined by the NAIC to have an impairment in value. In addition to the asset valuation reserve provision, a loss contingency reserve of $1,700,000 has been established at December 31, 1997, for projected bond losses. There was no loss contingency reserve established at December 31, 1996.

    The carrying value and estimated fair value of investments in bonds as of December 31, 1997, are shown below by contractual maturity (000s omitted). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Carrying           Estimated
                                                      value           fair value
       Due in 1 year or less                     $     65,516             65,818
       Due after 1 year through 5 years               396,041            411,424
       Due after 5 years through 10 years             469,017            494,046
       Due after 10 years                             175,875            185,851
                                                    ---------           --------
                                                    1,106,449          1,157,139
       Mortgage-backed securities                     464,286            475,140
                                                    ---------           --------
                                                   $1,570,735          1,632,279
                                                    =========           ========

    The  average  duration  until  maturity  for  the  above  bonds,   excluding
    mortgage-backed securities, is 3.6 years.

    Proceeds from sales of bonds were $57,537,539, $114,187,761, and $95,746,184 during 1997, 1996, and 1995, respectively. Gross gains of $3,975,610, $9,250,542 and $1,546,569, and gross losses of $684,650, $5,064,630, and
    $800,886 were realized on those sales in 1997, 1996, and 1995, respectively. Net realized capital gains (losses), less applicable income taxes, of $1,852,451, $974,141, and $1,412,534 were transferred to the IMR in 1997,
    1996, and 1995, respectively.

    Stocks

    The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated stocks are as follows (000s omitted):
                                            Gross          Gross       Estimated
                                         unrealized     unrealized       fair
    December 31, 1997         Cost          gains         losses         value
                              ----          -----         ------         -----
       Common Stock         $44,298         14,010        (2,323)        55,985
       Preferred Stock          102              4             -            106
    December 31, 1996
       Common Stock         $29,063          5,732        (2,189)        32,606
       Preferred Stock          132              -           (20)           112

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(2) Investments, Continued

    Mortgage Loans on Real Estate

    The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one state are not greater than 20 percent (15 percent in Illinois) of the aggregate mortgage loan portfolio balance and loans of no more than 2 percent of the aggregate mortgage loan portfolio balance are made to any one borrower. At December 31, 1997, the commercial mortgage portfolio had an average remaining life of approximately 4.9 years. In addition to the asset valuation reserve provision, a loss contingency reserve of $2,000,000 and $3,900,000 at December 31, 1997 and 1996, respectively, has been provided for mortgage loans on real estate.

    The carrying value and estimated fair value of mortgage loans as of December 31, 1997 and 1996, are as follows (000s omitted):

                             Carrying                Estimated
                               value                fair value
              1997            $362,958                 385,689
              1996             405,017                 423,368

    Assets Designated

    The carrying values of assets designated for regulatory authorities as of December 31 are as follows (000s omitted):
                                                       1997           1996
                                                       ----           ----
       Bonds and short-term investments             $1,565,951      1,641,398
       Mortgage loans on real estate                   362,958        405,017
       Policy loans                                    101,069        101,544
                                                     ---------      ---------
                                                    $2,029,978      2,147,959
                                                     =========      =========

    Net Investment Income

    Components of net investment income as of December 31 are as follows (000s omitted):
                                           1997          1996          1995
                                           ----          ----          ----
    Bonds                                 $123,395       124,778       127,056
    Preferred stocks                             4            23            73
    Common stocks                              454         1,721         2,393
    Short-term investments                   2,689         2,222         1,447
    Derivative financial instruments        (1,445)         (360)          742
    Mortgage loans on real estate           34,372        37,968        37,835
    Real estate                             10,158        11,456        10,422
    Policy loans                             6,571         6,513         6,392
    Other invested assets                    4,711         4,390           192
    Other                                       11            79            85
                                           -------       -------       -------
        Gross investment income            180,920       188,790       186,637
    Less investment expenses                12,728        14,217        13,282
                                           -------       -------       -------
        Net investment income             $168,192       174,573       173,355
                                           =======       =======       =======

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(2) Investments, Continued

    Realized Gains and Losses

    Net realized investment gains and losses (before taxes and transfer to interest maintenance reserve) as of December 31 are summarized as follows (000s omitted):
                                                   1997        1996        1995
                                                   ----        ----        ----
   Debt securities                                $1,843      (3,194)       896
   Equity securities                               2,853       6,466      3,322
   Mortgage loans on real estate                   1,030        (433)        76
   Real estate                                     3,056         428        180
   Short-term investments and other                   12           -          -
   Derivative financial instruments                    -      (3,068)    (3,174)
                                                  ------       ------     ------
       Net realized investment gains (losses)     $8,794         199      1,300
                                                  ======       ======     ======

    Derivative Financial Instruments

    As of December 31, 1997, the Company had an interest rate swap agreement with a major financial institution, having a notional amount of $100 million. Under the agreement, the Company receives interest payments at a floating rate based on an interest rate index, which was 5.83 percent as of December 31, 1997, and pays interest on the same notional amount at a fixed rate, which was 6.96 percent as of December 31, 1997. Amounts exchanged as a part of the interest rate differential are accounted for as adjustments to investment income. This interest rate swap agreement is scheduled to terminate in the year 2000. As of December 31, 1997, the fair value of the interest swap agreement was ($2,785,264). This negative fair value represents the estimated amount the Company would have to pay at December 31, 1997, to cancel the contract or transfer it to another party.

    As of December 31, 1997, the Company had three interest rate cap agreements with two major financial institutions, having a total notional amount of $500 million. The Company paid $2,280,000 for these agreements which terminate in 1999. The agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements. As of December 31, 1997, the fair value of the interest rate cap agreements was $68,989. The fair value represents the estimated amount the Company would receive at December 31, 1997, if it transferred the agreements to another party. As of December 31, 1997, the carrying value of the caps was $1,295,152.

    The Company is exposed to credit losses in the event of nonperformance by the counter-parties to its swap and cap agreements. The Company anticipates, however, that the counter-parties will be able to fully satisfy their obligations under the contracts. The Company monitors the credit standing of the counter-parties.

(3) Real Estate

    A  summary  of  real  estate  held as of  December  31 is as  follows  (000s omitted):
                                           1997                    1996
                                           ----                    ----
 Cost:
   Investment real estate                 $84,297                  91,618
   Home office                             15,615                  15,236
                                         --------                --------
                                           99,912                 106,854
 Less accumulated depreciation             35,141                  33,997
                                         --------                --------
                                          $64,771                  72,857
                                         ========                ========

    Investment real estate and the home office buildings are being depreciated using the straight-line basis over the useful lives of these assets. In addition to the asset valuation reserve provision, a loss contingency reserve of $2,350,000 and $4,350,000 at December 31, 1997 and 1996,
    respectively, has been provided for investment real estate.

(4) Affiliation and Transactions with Affiliates and Related Parties

    The Company has entered into an agreement of permanent affiliation with CUNA Mutual Insurance Society (CMIS), a mutual multi-line insurer domiciled in Wisconsin. The agreement is not a merger or consolidation, in that both

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(4) Affiliation and Transactions with Affiliates and Related Parties, Continued

    companies remain separate corporate entities, and both continue to be separately owned and ultimately controlled by their respective policyholder groups, who retain their voting rights without change. The agreement terms include a provision for extensive financial reinsurance of each company's individual life and health business, joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market, and a provision for the sharing of certain resources and facilities. Expenses relating to shared resources and facilities are allocated between the companies and their subsidiaries under a jointly developed cost-sharing agreement. Expenses are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances which are settled at least annually. Subsequent to each year-end, the expense allocation process is subject to review by each company. Based on these reviews, allocated expenses to each company may be adjusted, if determined necessary. The Company's allocated expenses were increased by $975,672 and $736,162, during 1997 and 1996, respectively, and decreased by $330,037 during 1995.

    Common stock investments on December 31, 1997, include the Company's wholly owned subsidiary, Red Fox Motor Hotel Corporation and 50 percent ownership of CIMCO Inc. (CIMCO), a noninsurance affiliate. The carrying value of the subsidiary investments on the Company's books amounted to $1,306,903 and $650,050 at December 31, 1997 and 1996, respectively. Included in net investment income (see note 2) was dividend income of $-0- from Century Life Insurance Company (a former wholly owned subsidiary) for the year ended December 31, 1997 ($1,328,364 for 1996 and $2,000,000 for 1995).

    Expenses are allocated by the Company to its subsidiaries. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances which are settled monthly.

    In 1995, the Company funded the purchase of 50 percent of CUNA Mortgage Corporation by CUNA Mutual Investment Corporation (CMIC) by providing cash of $13.2 million to CMIC. In return, the Company received a note with a stated maturity date of January 15, 2011. The effective yield on the date of the agreement was 10.62 percent. The yield varies over the life of the note, as both the yield and the payment stream are determined based on the paydown activity of an underlying notional pool of Federal National Mortgage Association mortgages. The structure of this arrangement provides a hedge against the Company's bond holdings, as the return varies inversely with the return on the bond portfolio. The carrying value of the note is $7.2 million at December 31, 1997, ($9.8 million at December 31, 1996) and is included in other invested assets.

    The Company is party to an agreement with CIMCO for investment advisory services. CIMCO, 50 percent of which is owned by the Company and 50 percent owned by CMIC, provides an investment program which complies with policies, directives, and guidelines established by the Company. For these services, the Company paid fees to CIMCO totaling $2,115,000, $2,581,800, and $2,598,000 for 1997, 1996, and 1995, respectively.


(5) Separate Accounts

    The Company has three separate account components. The first component is used for the investment of premiums on flexible premium variable universal life insurance policies and has nine subaccounts, which invest exclusively in shares of a single corresponding fund. The funds consist of the following: Capital Appreciation Stock, Growth and Income Stock, Balanced (combination of common stock and bond), Bond, Money Market, Treasury 2000, International Stock, World Governments, and Emerging Growth. The second component is used for the investment of group annuity premium deposits and has 10 subaccounts, which invest in all but the Treasury 2000 fund plus High Income and Developing Markets subaccounts. The third component is used for the investment of premiums received on variable annuity contracts and has 10 subaccounts, which invest in all but the Treasury 2000 fund, plus High Income and Developing Markets subaccounts.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(6) Annuity Reserves and Deposit Liabilities

    The withdrawal characteristics of the Company's annuity contracts and deposit funds as of December 31 are as follows (000s omitted):

                                                          1997           1996
                                                          ----           ----
  Subject to discretionary withdrawal:
     With market value adjustments                   $   581,114        411,145
     At book value, less surrender charge                431,984        634,606
     At market value                                     749,944        379,682
     At book value, no charge or adjustment              710,936        694,893
                                                       ---------      ---------
                                                       2,473,978      2,120,326
     Not subject to discretionary withdrawal              39,800         33,170
                                                       ---------      ---------
                                                       2,513,778      2,153,496
     Reinsurance ceded                                   437,765        475,913
                                                       ---------      ---------
                                                      $2,076,013      1,677,583
                                                       =========      =========
(7) Reinsurance

    As a result of the permanent affiliation (see note 4), the Company and affiliated parent, CMIS, and affiliated subsidiary, MEMBERS Life Insurance Company (MLIC), began sharing through reinsurance a majority of the individual life, annuity, and health insurance business issued by each company after July 1, 1990. The Company ceded 35 percent of the career agency business written July 1, 1990, until December 31, 1993, to MLIC. Career agency business issued subsequent to January 1, 1994 is 50 percent ceded to MLIC.

    Prior to January 1, 1996, the Company assumed 50 percent of CMIS's portion of the direct business originated by a CMIS joint venture. The joint venture agreement was terminated for business marketed after December 31, 1995. Effective January 1, 1996, the Company assumes 50 percent of the direct business marketed solely by CMIS. The Company follows the policy of reinsuring that portion of risk in excess of $500,000 on the life of any individual with unaffiliated companies. Reinsurance under this policy is effective prior to sharing under the affiliation agreement.

    The following amounts represent the deductions for reinsurance ceded to affiliated and unaffiliated companies. The Company is liable for these amounts in the event such companies are unable to pay their portion of the claims (000s omitted):
                                             1997          1996        1995
                                             ----          ----        ----
  Premiums and other considerations      $   33,180        43,382      75,362
                                          =========     =========   =========

  Policy reserves and claim liabilities  $  501,275       534,173     529,827
                                          =========     =========   =========

  Insurance in force                     $1,730,140     1,593,020   1,375,434
                                          =========     =========   =========


Included in the balances above are the following amounts relating to activity with MLIC (000s omitted):

                                             1997           1996         1995
                                             ----           ----         ----
 Premiums and other considerations       $   30,118         40,853       73,249
                                          =========      =========    =========

 Policy reserves and claim liabilities   $  497,421        530,958      527,150
                                          =========      =========    =========

 Insurance in force                      $1,066,089      1,081,201    1,066,331
                                          =========      =========    =========


Assumed reinsurance activity from CMIS and MLIC are as follows (000s omitted):

                                           1997           1996           1995
                                           ----           ----           ----
 Premiums and other considerations      $   39,644         30,943         25,264
                                         =========      =========      =========

 Policy reserves and claim liabilities  $   30,866         24,074         17,460
                                         =========      =========      =========

 Insurance in force                     $2,358,527      1,950,127      1,411,590
                                         =========      =========      =========

The above intercompany transactions give rise to intercompany account balances which are settled monthly.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements


(8) Federal Income Taxes

    The Company files a consolidated life/nonlife federal income tax return with its subsidiaries, Red Fox Motor Hotel Corporation and PLAN AMERICA Program, Inc. The Company's policy is to collect from or refund to its subsidiaries the amount of taxes applicable to its operations had it filed a separate return. Net federal income taxes payable or recoverable reflect balances payable to or due from subsidiaries and the Internal Revenue Service (IRS) as follows (000s omitted):
                                              1997                    1996
                                              ----                    ----
    Due from subsidiaries                   $     -                        -
    Due from  IRS                             2,158                    2,865
                                             ------                   ------
                                            $ 2,158                    2,865
                                             ======                   ======

    The actual federal income tax expense differs from "expected" tax expense computed by applying the statutory federal income tax rate of 35 percent to the earnings before federal income taxes and net realized capital gains (losses) for the following reasons (000s omitted):

                                                       1997                      1996                      1995
                                                  Amount       Percent       Amount       Percent      Amount       Percent
    Computed "expected" tax expense             $  9,164        35.0%         8,396        35.0%        9,884        35.0%
    Nontaxable investment income                  (1,419)       (5.4)        (4,159)      (17.3)       (3,650)      (12.9)
    Mutual life insurance company
       differential earnings adjustment            4,200        16.0          2,599        10.8         3,259        11.5
    Nondeductible deferred acquisition costs       1,465         5.6            614         2.6           860         3.1
    Change in book and tax reserves                 (670)       (2.6)         1,400         5.8           802         2.8
    Miscellaneous book/tax capital gain
       adjustment                                      -           -              -           -         2,138         7.6
    Prior year over/under accrual                   (200)        (.8)        (1,500)       (6.3)            -           -
    Other, net                                       857         3.3            363         1.6            28         0.1
    Accrued policyholder dividends                (1,189)       (4.5)             -           -             -           -
                                                  ------         ----        ------        ----         -----        ----
                                                 $12,208        46.6%         7,713        32.2%       13,321        47.2%
                                                  ======         ====        ======        ====         =====        ====

    The Company's consolidated federal income tax return has been examined by the IRS through the year ending December 31, 1994. The Company is currently under examination for the years ending December 31, 1995 and December 31, 1996. The Company does not expect the examination to result in a material adjustment.

    The Company has claimed the benefit of the negative differential earnings rate (DER) through 1993. The permissibility of the negative DER is currently the subject of litigation between the IRS and the mutual segment of the life insurance industry. The Company has established a reserve for its potential exposure with respect to this issue.

    Income tax expense (benefit) on net realized capital gains (losses) amounted to $3,056,961, ($946,308), and $455,130 for 1997, 1996, and 1995,
    respectively. Of these amounts $997,476, $524,540, and $760,595 were transferred to the IMR in 1997, 1996, and 1995, respectively. Net income taxes paid were $12,500,000, $16,000,000, and $11,700,000 in 1997, 1996, and
    1995, respectively.

(9) Benefit Plans

    Defined Benefit Pension Plans

    The Company has two noncontributory defined benefit pension plans which cover substantially all employees and agents who meet eligibility requirements. Until December 12, 1997, the pension plans were funded through a Deposit Administration contract issued by the Company. On December 12, 1997, the Company transferred the plan assets from the Deposit Administration contract to State Street Bank and Trust Company as trustee. The amount transferred was $43,871,243 for the defined benefit pension plans. Plan assets are now invested primarily in the Ultra Series Funds, a family of mutual funds which serves as the investment vehicle for the Company's variable insurance, annuity, and pension products. The total pension expense for 1997, 1996, and 1995 was $2,673,924, $673,542, and
    $1,992,599, respectively.

    The actuarial present value of accumulated plan benefits and plan net assets available for benefits for the Company's pension plans as of January 1, 1997 and 1996 are as follows (000s omitted):

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(9) Benefit Plans, Continued

    Defined Benefit Pension Plans, Continued

                                                             1997       1996
                                                             ----       ----
  Actuarial present value of accumulated plan benefits
     Vested                                                $32,101      30,586
     Nonvested                                               1,008       1,035
                                                           -------     -------
                                                           $33,109      31,621
                                                           =======     =======
  Net assets available for benefits                        $46,944      43,659
                                                           =======     =======

    The discount rate used in determining the actuarial present value of accumulated plan benefits on the two plans was 7 percent for 1997 and 1996.

    Defined Contribution Pension Plans

    The Company has two defined contribution plans (401[k] and thrift) which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to 50 percent of the employees' contributions, up to a maximum of 3 percent of the employees' salaries. The Company contributions were approximately $997,500, $1,141,000, and $960,000 for the years ended December 31, 1997, 1996, and 1995, respectively.

    Nonqualified Pension Plans

    In addition to the defined benefit pension plans mentioned above, the Company has also established three deferred compensation plans and two supplemental benefit plans. The deferred compensation plans are the CUNA Mutual Life Insurance Company Deferred Compensation Plan for Agents and Managers, which had a liability of $651,858 and $622,088 as of December 31, 1997 and 1996, respectively; the CUNA Mutual Life Insurance Company Deferred Compensation Plan for Home Office Employees, which had a liability of $347,617 and $297,527 as of December 31, 1997 and 1996, respectively; and the CUNA Mutual Life Insurance Company Deferred Compensation Plan for Managers, which had a liability of $449,457 as of December 31, 1997 and 1996, respectively.

    The supplemental retirement plans include the CUNA Mutual Life Insurance Company Supplemental Retirement Plan for Agents and Managers, which replaces the loss of benefits under the regular pension plan which occurs when deferred compensation is removed from an agent's or manager's earnings base in order to calculate pension benefits. The balance of the liability for this plan is $367,199 and $375,782 as of December 31, 1997 and 1996, respectively. The other plan is the CUNA Mutual Life Insurance Company Supplemental Retirement Plan for Home Office Employees, which replaces the loss of benefits under the regular pension plan which occurs when deferred compensation is removed from a home office employee's earnings base in order to calculate pension benefits. The balance of the liability for this plan is $45,052 and $36,928 as of December 31, 1997 and 1996, respectively.

    Postretirement Benefit Plans

    The Company provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The Company's medical benefit plan provides subsidized coverage after retirement for eligible full-time employees and agents, their spouses, and dependents, up to age 65. Starting at age 65, retirees pay the full cost of their coverage. Additionally, the Company provides group term life insurance for its retirees, the face amount of which is based on the individual's salary at retirement. The cost of postretirement benefits other than pensions is recognized by the Company during the employee's active working careers. The Company adopted this accounting policy as of January 1, 1992, and is amortizing the related initial impact over twenty years.

    The following information is presented on a combined plan basis and sets forth the accumulated post-retirement benefit obligation, the liability for such obligations included in the accompanying Company financial statements, and the postretirement benefit expense at December 31, 1997 and 1996 (000s omitted):

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

  (9)    Benefit Plans, Continued

    Postretirement Benefit Plans, Continued
                                                          1997          1996
                                                          ----          ----
 Accumulated postretirement benefit obligation:
     Active plan participants                            $2,716          1,748
     Inactive plan participants                           5,224          4,578
                                                       --------       --------
                                                          7,940          6,326

 Transition obligation                                   (1,731)        (1,864)
 Unrecognized loss                                       (2,061)        (2,000)
 Unrecognized prior service cost                            (44)           (55)
                                                       --------       --------
     Accrued postretirement benefit cost                 $4,104          2,407
                                                       ========       ========

     Net periodic postretirement benefit expense for 1997 and 1996, including the following components (000s omitted):

                                                            1997          1996
                                                            ----          ----
Service cost                                              $   889          439
Interest cost on projected benefit obligation                 489          353
Amortization
    Prior service cost                                         12            -
    Transition obligation                                     133          124
    Unrecognized loss                                         553           64
                                                         --------     --------
       Net periodic postretirement benefit expense         $2,076          980
                                                         ========     ========

     The weighted average discount rate used in determining the postretirement benefit obligation at December 31, 1997 and 1996, was 8 percent; the initial health care cost trend rate was 10 percent, trending down to an ultimate rate of 5.5 percent; and the weighted average rate of compensation increase was 5.5 percent. The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1997, by $746,060 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1997 by $175,676.

(10) Commitments and Contingencies

     The Company participates in a securities lending program. All securities loaned are fully collateralized with cash, U.S. government securities, or irrevocable bank letters of credit. At December 31, 1997, the par value of securities loaned by the Company totaled $4,760,000.

     The Company had no outstanding loan commitments at December 31, 1997.

     The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management and in-house legal counsel, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                      Schedule I - Summary of Investments -
                    Other than Investments in Related Parties
                                December 31, 1997

                                                                                                         Amount at which
                                                                                                          shown in the
                                                                                                       Statutory Statement
                                                                                                       of Admitted Assets,
                                                              Cost                    Value         Liabilities, and Surplus
Fixed maturities:
   Bonds:
     United States government and government
       agencies and authorities                             $62,477,467             63,971,799               62,477,467
     States, municipalities and political subdivisions           47,400                 47,000                   47,400
     Foreign governments                                     16,427,875             17,582,910               16,427,875
     Public utilities                                       989,558,381          1,035,646,511              989,244,978
     All other corporate bonds                              464,333,485            475,140,295              464,285,921
     Mortgage-backed securities                              38,251,041             39,890,882               38,250,988
                                                           ------------           ------------             ------------
       Total fixed maturities                             1,571,095,649          1,632,279,397            1,570,734,629
                                                           ============           ============             ============

Equity securities:
   Common stocks:
     Public utilities                                         2,474,206              3,085,372                3,085,372
     Banks, trust, and insurance companies                    2,368,309              3,619,412                3,619,412
     Industrial, miscellaneous, and all other                39,455,015             49,279,979               49,279,979
   Nonredeemable preferred stocks                               101,745                105,938                  101,745
                                                           ------------           ------------             ------------
       Total equity securities                               44,399,275             56,090,701               56,086,508
                                                           ------------           ============             ------------

Mortgage loans on real estate                               362,958,135                                     362,958,135
Real estate                                                  15,340,276                                      15,340,276
Real estate acquired in satisfaction of debt                 49,430,489                                      49,430,489
Policy loans                                                101,061,250                                     101,061,250
Other long-term investments                                  11,459,028                                      11,459,028
Investment receivable                                        14,394,777                                      14,394,777
Short-term investments                                       19,795,355                                      19,795,355
                                                           ------------                                    ------------
       Total investments                                 $2,189,934,181                                   2,201,260,447
                                                           ============                                    ============

                       CUNA MUTUAL LIFE INSURANCE COMPANY
               Schedule III - Supplementary Insurance Information
                  Years Ended December 31, 1997, 1996, and 1995


                                                           Future
                                                           policy                              Other
                                                          benefits,                           policy
                                        Deferred           losses,                            claims
                                         policy            claims                               and
                                       acquisition        and loss          Unearned         benefits           Premium
Segment                                   costs           expenses          premiums          payable           revenue

Year ended December 31, 1997:
   Life insurance                      $    -            1,838,556,204          -             7,181,708       588,628,879
                                        =========         ============      ========          =========       ===========

Year ended December 31, 1996:
   Life insurance                      $    -            1,911,927,116          -             5,816,767       456,216,468
                                        =========         ============      ========          =========       ===========

Year ended December 31, 1995:
   Life insurance                      $    -            1,923,141,658          -             6,165,455       344,197,150
                                        =========         ============      ========          =========       ===========






                                                          Benefits        Amortization
                                                           claims          of deferred
                                           Net           losses and          policy            Other
                                       investment        settlement        acquisition       operating          Premium
                                         income           expenses            costs          expenses           written

Year ended December 31, 1997:
   Life insurance                      $168,191,667       253,871,140           -           108,657,518            -
                                        ===========       ===========       ========         ==========        ========

Year ended December 31, 1996:
   Life insurance                      $174,573,265       268,333,774           -            61,758,217            -
                                        ===========       ===========       ========         ==========        ========

Year ended December 31, 1995:
   Life insurance                      $173,355,504       296,934,768           -            94,552,148            -
                                        ===========       ===========       ========         ==========        ========


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                            Schedule IV - Reinsurance
                  Years Ended December 31, 1997, 1996, and 1995

                                                                             Assumed                          Percentage
                                                       Ceded to other      from other                          of amount
                                      Gross amount        companies         companies       Net amount      assumed to net

Year ended December 31, 1997:
   Life insurance in force            $11,011,821,402     1,730,140,000    2,358,526,598    11,640,208,000       20.3%
                                       ==============      ============     ============     =============      ======

   Premiums
     Life insurance                   $   421,255,332        32,540,795       26,009,624       414,724,161
     Accident and health insurance          1,891,033           639,302       13,633,904        14,885,635
                                       --------------      ------------     ------------     -------------

       Total premiums                 $   423,146,365        33,180,097       39,643,528       429,609,796        9.2%
                                       ==============      ============     ============     =============      ======

Year ended December 31, 1996:
   Life insurance in force            $11,034,287,601     1,593,020,119    1,950,126,518    11,391,394,000       17.1%
                                       ==============      ============     ============     =============      ======

   Premiums
     Life insurance                   $   369,320,913        42,927,795       20,190,933       346,584,051
     Accident and health insurance          1,709,891           454,396       10,751,785        12,007,280
                                       --------------      ------------     ------------     -------------

       Total premiums                 $   371,030,804        43,382,191       30,942,718       358,591,331        8.6%
                                       ==============      ============     ============     =============      ======

Year ended December 31, 1995:
   Life insurance in force            $10,930,404,549     1,375,434,224    1,411,589,675    10,966,560,000       12.9%
                                       ==============      ============     ============     =============      ======

   Premiums
     Life insurance                   $   321,231,937        74,971,145       16,065,694       262,326,486
     Accident and health insurance          1,696,238           391,181        9,198,546        10,503,603
                                       --------------      ------------     ------------     -------------

       Total premiums                 $   322,928,175        75,362,326       25,264,240       272,830,089        9.3%
                                       ==============      ============     ============     =============      ======

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of CUNA Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of operations, changes in unassigned surplus, and cash flows for each of the years in the three-year period ended December 31, 1997. In connection with our audits of the financial statements, we also have audited the financial statement schedules I, III, and
IV. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from generally accepted accounting principles. The effects of the variances between the statutory basis of accounting and generally accepted accounting principles on the 1996 and 1995 financial statements are also described in note 1. The effects of such variances on the 1997 financial statements, although not reasonably determinable as of this date, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the third paragraph of this report, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of CUNA Mutual Life Insurance Company as of December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, on the basis of accounting described in note 1. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information set forth therein.



                                              KPMG PEAT MARWICK LLP
Des Moines, Iowa
March 27, 1998

                                   APPENDIX A

                         ILLUSTRATIONS OF POLICY VALUES
                               AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy can change with investment performance. Separate tables based on unisex mortality rates are available from the address shown on the first page of this prospectus. At your request, the Company will provide an illustration based upon your Age, planned premium payments and other factors.


The illustrations are based on the following five factors. (The upper right hand corner of each illustration identifies those factors.)


     1.   Age at issue - Some show Age 35. Others show Age 50.

     2.   Planned annual premium The premium illustrated is $1,200 or $2,500.

     3. Cost of Insurance - Some show the mortality rates currently being charged. Others show the guaranteed rate (the maximum rate the contract allows the Company to charge).

     4.   Projected  Dividends - Illustrations  based on current mortality rates
          include  projected   dividends.   Illustrations  based  on  guaranteed
          mortality rates do not.


     5. Choice of death benefit option - Some show option 1 and others show option 2.


Factors That Do Not Vary


All the illustrations make the following assumptions:

     o    The Insured is a non smoker.

     o    The Specified Amount of coverage is $100,000.

     o Planned premiums are paid on the first day of the Policy year for 30 years.

     o    No loans are taken.

     o    No withdrawals are made.

     o All Net Premium is allocated to the Separate Account and invested equally in each Fund.

     o    No changes are made to the Specified Amount.

     o    No transfer fees are incurred.

     o    The Policy has no riders.

     o    The charge for state Premium Tax is 2%.

     o    No federal income tax is paid.


Effect of Hypothetical Investment Returns

To show how investment return affects Policy values, the tables illustrate three different hypothetical rates of return. The tables show gross annual rates of return of 0%, 6% and 12%, which produce approximate net annual rates of return of -1.64%, 4.36% and 10.36%, respectively. Net returns are lower than gross returns due to charges made by the Separate Account and by the underlying series funds. Charges are expressed as a percentage of average daily net assets.

The table below shows for each Subaccount the total of the mortality and expense fee and the underlying series level fees.


                                Mortality & Expense        Fund Fees*     Total
Capital Appreciation Stock               .90                  .81          1.71
Growth and Income Stock                  .90                  .61          1.51
Balanced                                 .90                  .71          1.61
Bond                                     .90                  .56          1.46
Money Market                             .90                  .46          1.36
Treasury 2000                            .90                  .45          1.35
International Stock                      .90                 1.05          1.95
MFS World Governments                    .90                 1.00          1.90
MFS Emerging Growth                      .90                 0.87          1.77

Average                                  .90                  .72          1.62


*These are current charges. Each Fund has the right to change its charge in the future.

These charges are more fully described in the Series funds' Prospectuses and in the Statements of Additional Information available without charge from the address shown on the first page of this prospectus.

How Varying a Factor Affects Hypothetical Investment Returns

Changing any factor in the illustrations would change many numbers throughout the table. For example, illustrated values would be different if the Insured were a different Age, a different risk classification, or if unisex mortality rates were used. Policy values would change if premiums were paid at different times or in different amounts or if investment rates of return fluctuated up and down. Policy values based on current mortality charges would be lower if the Company did not pay the dividends it has projected but not guaranteed. (Dividends are expected to be $39 beginning in Policy year 11, plus .61% of average Accumulated Value during Policy years 11-20 and 1.01% beginning in Policy year 21.) Policy values would be lower if more expenses were paid. Expenses vary by each underlying series fund portfolio and each has the right to change its charge in the future. The illustrations do not show any charges for federal income taxes. If in the future taxes were due, gross annual rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charge for taxes in order to produce the Policy values shown.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 1

   Male Non Smoker                                                                                                Age at Issue: 35
   Specified Amount: $100,000                                                                               Annual Premium: $1,200
   Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
   Policy Loans and Withdrawals: None                                                                Projected Dividends: Included
   Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 1*

 ------- ------------- ---------------------------------- ----------------------------------- =====================================
           Premiums
 End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
 of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
  Year     Per Year
                       ---------------------------------- ----------------------------------- =====================================
                          Death     Accum     Cash           Death     Accum        Cash      Death       Accum Value     Cash
                         Benefit     Value    Surrender     Benefit     Value     Surrender    Benefit                  Surrender
                                                Value                               Value                                 Value
 ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ----------- ------------ ============
   1        1,260          100,000       871         100      100,000       932          161     100,000          994          223
   2        2,583          100,000     1,721         988      100,000     1,898        1,166     100,000        2,083        1,351
   3        3,972          100,000     2,546       1,852      100,000     2,896        2,202     100,000        3,275        2,581
   4        5,431          100,000     3,347       2,692      100,000     3,926        3,271     100,000        4,580        3,925
   5        6,962          100,000     4,123       3,545      100,000     4,990        4,412     100,000        6,010        5,431
   6        8,570          100,000     4,873       4,372      100,000     6,086        5,585     100,000        7,574        7,073
   7        10,259         100,000     5,595       5,209      100,000     7,216        6,831     100,000        9,287        8,902
   8        12,032         100,000     6,289       6,019      100,000     8,380        8,111     100,000       11,165       10,895
   9        13,893         100,000     6,954       6,800      100,000     9,579        9,425     100,000       13,223       13,069
   10       15,848         100,000     7,590       7,590      100,000    10,813       10,813     100,000       15,481       15,481
   15       27,189         100,000    11,734      11,734      100,000    19,308       19,308     100,000       32,806       32,806
   20       41,663         100,000    15,234      15,234      100,000    29,777       29,777     100,000       61,902       61,902
   25       60,136         100,000    18,190      18,190      100,000    43,473       43,473     151,177      112,818      112,818
   30       83,713         100,000    19,803      19,803      100,000    60,847       60,847     242,899      199,098      199,098
 ======= ============= ============ ========= =========== ============ ========= ============ =========== ============ ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 2

Male Non Smoker                                                                                                Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0, 6 and 12%                                                       Death Benefit: Option 1*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
  End       Premiums
  of      Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
   Year     Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
            Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death     Accum     Cash           Death     Accum        Cash         Death     Accum          Cash
                          Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit      Value     Surrender
                                                 Value                               Value                                Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- =============
    1        1,260          100,000       871         100      100,000       932          161      100,000        994           223
    2        2,583          100,000     1,721         988      100,000     1,898        1,166      100,000      2,083         1,351
    3        3,972          100,000     2,546       1,852      100,000     2,896        2,202      100,000      3,275         2,581
    4        5,431          100,000     3,347       2,692      100,000     3,926        3,271      100,000      4,580         3,925
    5        6,962          100,000     4,123       3,545      100,000     4,990        4,412      100,000      6,010         5,431
    6        8,570          100,000     4,873       4,372      100,000     6,086        5,585      100,000      7,574         7,073
    7        10,259         100,000     5,595       5,209      100,000     7,216        6,831      100,000      9,287         8,902
    8        12,032         100,000     6,289       6,019      100,000     8,380        8,111      100,000     11,165        10,895
    9        13,893         100,000     6,954       6,800      100,000     9,579        9,425      100,000     13,223        13,069
    10       15,848         100,000     7,590       7,590      100,000    10,813       10,813      100,000     15,481        15,481
    15       27,189         100,000    10,480      10,480      100,000    17,763       17,763      100,000     30,857        30,857
    20       41,663         100,000    12,274      12,274      100,000    25,607       25,607      100,000     55,757        55,757
    25       60,136         100,000    12,353      12,353      100,000    34,129       34,129      129,494     96,638        96,638
    30       83,713         100,000     9,637       9,637      100,000    43,010       43,010      198,019    162,311       162,311
  ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 3

 Male Non Smoker                                                                                                 Age at Issue: 35
 Specified Amount: $100,000                                                                                Annual Premium: $1,200
 Planned Premium Payable Annually for: 30 years                                               Based on: Current Mortality Charges
 Policy Loans and Withdrawals: None                                                                 Projected Dividends: Included
 Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                      Death Benefit: Option 2*

   ------- ------------- ---------------------------------- ----------------------------------- ====================================
             Premiums
   End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
   of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
    Year     Per Year
                         ---------------------------------- ----------------------------------- ====================================
                            Death     Accum     Cash           Death     Accum        Cash         Death     Accum          Cash
                           Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit      Value     Surrender
                                                  Value                               Value                                Value
   ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- ============
     1        1,260          100,869       869          98      100,930       930          159      100,992        992           221
     2        2,583          101,715     1,715         983      101,892     1,892        1,160      102,077      2,077         1,344
     3        3,972          102,536     2,536       1,842      102,884     2,884        2,190      103,262      3,262         2,568
     4        5,431          103,330     3,330       2,674      103,905     3,905        3,250      104,556      4,556         3,900
     5        6,962          104,097     4,097       3,519      104,957     4,957        4,379      105,969      5,969         5,390
     6        8,570          104,835     4,835       4,333      106,037     6,037        5,536      107,510      7,510         7,009
     7        10,259         105,542     5,542       5,157      107,146     7,146        6,760      109,192      9,192         8,807
     8        12,032         106,220     6,220       5,950      108,283     8,283        8,013      111,029     11,029        10,759
     9        13,893         106,865     6,865       6,711      109,449     9,449        9,295      113,034     13,034        12,879
     10       15,848         107,477     7,477       7,477      110,642    10,642       10,642      115,222     15,222        15,222
     15       27,189         111,508    11,508      11,508      118,886    18,886       18,886      132,013     32,013        32,013
     20       41,663         114,779    14,779      14,779      128,752    28,752       28,752      159,533     59,533        59,533
     25       60,136         117,287    17,287      17,287      141,014    41,014       41,014      206,497    106,497       106,497
     30       83,713         118,080    18,080      18,080      155,065    55,065       55,065      284,813    184,813       184,813
   ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 4

 Male Non Smoker                                                                                                Age at Issue: 35
 Specified Amount: $100,000                                                                               Annual Premium: $1,200
 Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
 Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
 Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 2*

   ------- ------------- ---------------------------------- ----------------------------------- ====================================
             Premiums
   End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
   of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36 NET)
    Year     Per Year
                         ---------------------------------- ----------------------------------- ====================================
                            Death     Accum     Cash           Death     Accum        Cash         Death     Accum          Cash
                           Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit      Value     Surrender
                                                  Value                               Value                                Value
   ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- ============
     1        1,260          100,869       869          98      100,930       930          159      100,992        992           221
     2        2,583          101,715     1,715         983      101,892     1,892        1,160      102,077      2,077         1,344
     3        3,972          102,536     2,536       1,842      102,884     2,884        2,190      103,262      3,262         2,568
     4        5,431          103,330     3,330       2,674      103,905     3,905        3,250      104,556      4,556         3,900
     5        6,962          104,097     4,097       3,519      104,957     4,957        4,379      105,969      5,969         5,390
     6        8,570          104,835     4,835       4,333      106,037     6,037        5,536      107,510      7,510         7,009
     7        10,259         105,542     5,542       5,157      107,146     7,146        6,760      109,192      9,192         8,807
     8        12,032         106,220     6,220       5,950      108,283     8,283        8,013      111,029     11,029        10,759
     9        13,893         106,865     6,865       6,711      109,449     9,449        9,295      113,034     13,034        12,879
     10       15,848         107,477     7,477       7,477      110,642    10,642       10,642      115,222     15,222        15,222
     15       27,189         110,184    10,184      10,184      117,216    17,216       17,216      129,839     29,839        29,839
     20       41,663         111,638    11,638      11,638      124,161    24,161       24,161      152,400     52,400        52,400
     25       60,136         111,134    11,134      11,134      130,638    30,638       30,638      186,898     86,898        86,898
     30       83,713         107,578     7,578       7,578      135,105    35,105       35,105      239,297    139,297       139,297
   ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 5

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 1*

  ------- ------------- ---------------------------------- ------------------------------------ ====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                         6.00% GROSS                         12.00% GROSS
  of        Interest              (-1.64% NET)                         (4.36% NET)                         (10.36% NET)
   Year     Per Year
                                                           ------------------------------------ ====================================
                        ------------ --------- -----------
                           Death     Accum     Cash           Death     Accum       Cash        Death       Accum          Cash
                          Benefit     Value    Surrender     Benefit      Value     Surrender    Benefit      Value     Surrender
                                                 Value                                Value                               Value
  ------- ------------- ------------ --------- ----------- ------------ ----------- ----------- ----------- ---------- =============
    1        2,625          100,000     1,796         205      100,000       1,924         333     100,000      2,051           460
    2        5,381          100,000     3,538       2,026      100,000       3,906       2,395     100,000      4,290         2,779
    3        8,275          100,000     5,223       3,791      100,000       5,948       4,516     100,000      6,735         5,303
    4        11,314         100,000     6,851       5,499      100,000       8,051       6,699     100,000      9,409         8,057
    5        14,505         100,000     8,426       7,233      100,000      10,223       9,030     100,000     12,341        11,148
    6        17,855         100,000     9,949       8,915      100,000      12,468      11,434     100,000     15,561        14,527
    7        21,373         100,000    11,399      10,604      100,000      14,770      13,974     100,000     19,083        18,288
    8        25,066         100,000    12,780      12,223      100,000      17,133      16,577     100,000     22,946        22,389
    9        28,945         100,000    14,085      13,767      100,000      19,559      19,241     100,000     27,186        26,868
    10       33,017         100,000    15,315      15,315      100,000      22,051      22,051     100,000     31,850        31,850
    15       56,644         100,000    22,906      22,906      100,000      38,790      38,790     100,000     67,450        67,450
    20       86,798         100,000    28,359      28,359      100,000      59,427      59,427     148,897    128,360       128,360
    25      125,284         100,000    31,201      31,201      100,000      87,916      87,916     250,281    233,908       233,908
    30      174,402         100,000    28,707      28,707      133,383     127,031     127,031     434,258    413,579       413,579
  ======= ============= ============ ========= =========== ============ =========== =========== =========== ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 6

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 1*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
  of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
   Year     Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death     Accum     Cash           Death     Accum        Cash         Death     Accum          Cash
                          Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit      Value     Surrender
                                                 Value                               Value                                Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- =============
    1        2,625          100,000     1,796         205      100,000     1,924          333      100,000      2,051           460
    2        5,381          100,000     3,527       2,016      100,000     3,895        2,384      100,000      4,279         2,768
    3        8,275          100,000     5,189       3,757      100,000     5,912        4,480      100,000      6,698         5,266
    4        11,314         100,000     6,776       5,424      100,000     7,972        6,619      100,000      9,325         7,973
    5        14,505         100,000     8,285       7,092      100,000    10,072        8,879      100,000     12,179        10,986
    6        17,855         100,000     9,712       8,678      100,000    12,211       11,177      100,000     15,283        14,249
    7        21,373         100,000    11,053      10,258      100,000    14,388       13,593      100,000     18,664        17,869
    8        25,066         100,000    12,308      11,751      100,000    16,605       16,048      100,000     22,355        21,799
    9        28,945         100,000    13,469      13,151      100,000    18,858       18,540      100,000     26,392        26,073
    10       33,017         100,000    14,530      14,530      100,000    21,146       21,146      100,000     30,812        30,812
    15       56,644         100,000    18,203      18,203      100,000    33,219       33,219      100,000     60,917        60,917
    20       86,798         100,000    17,476      17,476      100,000    45,709       45,709      129,991    112,062       112,062
    25      125,284         100,000     8,784       8,784      100,000    58,443       58,443      208,657    195,007       195,007
    30      174,402         **          **         **          100,000    71,907       71,907      345,695    329,233       329,233
  ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 7

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 2*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
  of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
   Year     Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death     Accum     Cash           Death     Accum        Cash         Death     Accum          Cash
                          Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit      Value     Surrender
                                                 Value                               Value                                Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- =============
    1        2,625          101,785     1,785         194      101,912     1,912          321      102,039      2,039           448
    2        5,381          103,506     3,506       1,994      103,871     3,871        2,359      104,251      4,251         2,740
    3        8,275          105,159     5,159       3,727      105,874     5,874        4,442      106,650      6,650         5,219
    4        11,314         106,742     6,742       5,390      107,921     7,921        6,569      109,254      9,254         7,902
    5        14,505         108,260     8,260       7,066      110,016    10,016        8,822      112,084     12,084        10,891
    6        17,855         109,711     9,711       8,677      112,160    12,160       11,126      115,164     15,164        14,130
    7        21,373         111,074    11,074      10,278      114,330    14,330       13,534      118,493     18,493        17,697
    8        25,066         112,348    12,348      11,791      116,526    16,526       15,969      122,096     22,096        21,540
    9        28,945         113,526    13,526      13,208      118,741    18,741       18,422      125,994     25,994        25,676
    10       33,017         114,607    14,607      14,607      120,971    20,971       20,971      130,212     30,212        30,212
    15       56,644         121,350    21,350      21,350      135,869    35,869       35,869      161,947     61,947        61,947
    20       86,798         124,961    24,961      24,961      151,639    51,639       51,639      211,646    111,646       111,646
    25      125,284         124,155    24,155      24,155      167,603    67,603       67,603      292,520    192,520       192,520
    30      174,402         115,670    15,670      15,670      179,408    79,408       79,408      420,749    320,749       320,749
  ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 8

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 2*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
  of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
   Year     Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death     Accum     Cash           Death     Accum        Cash         Death      Accum         Cash
                          Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit       Value     Surrender
                                                 Value                               Value                                 Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------- ---------- ============
    1        2,625          101,785     1,785         194      101,912     1,912          321       102,039      2,039          448
    2        5,381          103,495     3,495       1,984      103,859     3,859        2,348       104,240      4,240        2,728
    3        8,275          105,123     5,123       3,691      105,836     5,836        4,404       106,611      6,611        5,179
    4        11,314         106,663     6,663       5,311      107,836     7,836        6,484       109,163      9,163        7,811
    5        14,505         108,109     8,109       6,916      109,852     9,852        8,659       111,907     11,907       10,713
    6        17,855         109,455     9,455       8,421      111,878    11,878       10,843       114,853     14,853       13,819
    7        21,373         110,696    10,696       9,901      113,905    13,905       13,110       118,016     18,016       17,221
    8        25,066         111,828    11,828      11,272      115,930    15,930       15,373       121,413     21,413       20,856
    9        28,945         112,844    12,844      12,526      117,942    17,942       17,624       125,057     25,057       24,739
    10       33,017         113,733    13,733      13,733      119,928    19,928       19,928       128,962     28,962       28,962
    15       56,644         116,034    16,034      16,034      129,101    29,101       29,101       153,099     53,099       53,099
    20       86,798         112,901    12,901      12,901      134,405    34,405       34,405       185,654     85,654       85,654
    25      125,284         101,279     1,279       1,279      130,942    30,942       30,942       227,445    127,445      127,445
    30      174,402         **          **         **          110,136    10,136       10,136       276,810    176,810      176,810
  ======= ============= ============ ========= =========== ============ ========= ============ ============= ========== ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.

                                   APPENDIX B
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

 Issue                          MALE                                             FEMALE

  Age                 COMPOSITE DAC + DSC = TDC                        COMPOSITE DAC + DSC = TDC
--------- -------------------------------------------------- -----------------------------------------------
   0            .75             .20              .95               .75             .12             .87
   1            .80             .27              1.07              .80             .19             .99
   2            .85             .34              1.19              .85             .26            1.11
   3            .90             .40              1.30              .90             .32            1.22
   4            .95             .47              1.42              .95             .39            1.34
   5           1.00             .54              1.54             1.00             .46            1.46
   6           1.06             .64              1.70             1.06             .53            1.59
   7           1.12             .76              1.88             1.12             .60            1.72
   8           1.18             .88              2.06             1.18             .67            1.85
   9           1.25             .99              2.24             1.25             .73            1.98
   10          1.31             1.08             2.39             1.31             .80            2.11
   11          1.37             1.14             2.51             1.37             .86            2.23
   12          1.43             1.19             2.62             1.43             .92            2.35
   13          1.49             1.22             2.71             1.49             .97            2.46
   14          1.55             1.25             2.80             1.55             1.02           2.57
   15          1.60             1.28             2.88             1.60             1.07           2.67
   16          1.64             1.30             2.94             1.64             1.10           2.74
   17          1.67             1.32             2.99             1.67             1.13           2.80
   18          1.69             1.34             3.03             1.69             1.16           2.85
   19          1.73             1.37             3.10             1.73             1.19           2.92


 Issue                          MALE                                             FEMALE

  Age             STANDARD                 NONSMOKER                STANDARD               NONSMOKER
               DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC         DAC + DSC = TDC

   20        1.80     1.44    3.24      1.80    1.41    3.21    1.80   1.25     3.05    1.80    1.23    3.03
   21        1.89     1.60    3.49      1.89    1.48    3.37    1.89   1.39     3.28    1.89    1.29    3.18
   22        1.99     1.75    3.74      1.99    1.57    3.56    1.99   1.52     3.51    1.99    1.38    3.37
   23        2.12     1.88    4.00      2.12    1.66    3.78    2.12   1.63     3.75    2.12    1.45    3.57
   24        2.26     1.99    4.25      2.26    1.77    4.03    2.26   1.72     3.98    2.26    1.53    3.79
   25        2.42     2.08    4.50      2.42    1.87    4.29    2.42   1.79     4.21    2.42    1.60    4.02
   26        2.61     2.18    4.79      2.61    1.96    4.57    2.61   1.90     4.51    2.61    1.65    4.26
   27        2.83     2.28    5.11      2.83    2.05    4.88    2.83   2.02     4.85    2.83    1.68    4.51
   28        3.07     2.38    5.45      3.07    2.14    5.21    3.07   2.15     5.22    3.07    1.70    4.77
   29        3.31     2.51    5.82      3.31    2.24    5.55    3.31   2.28     5.59    3.31    1.74    5.05
   30        3.55     2.63    6.18      3.55    2.34    5.89    3.55   2.40     5.95    3.55    1.78    5.33
   31        3.78     2.76    6.54      3.78    2.45    6.23    3.78   2.53     6.31    3.78    1.85    5.63
   32        4.02     2.89    6.91      4.02    2.57    6.59    4.02   2.66     6.68    4.02    1.91    5.93
   33        4.25     3.05    7.30      4.25    2.70    6.95    4.25   2.79     7.04    4.25    2.00    6.25
   34        4.49     3.21    7.70      4.49    2.83    7.32    4.49   2.93     7.42    4.49    2.08    6.57
   35        4.74     3.39    8.13      4.74    2.97    7.71    4.74   3.05     7.79    4.74    2.16    6.90
   36        4.99     3.59    8.58      4.99    3.12    8.11    4.99   3.18     8.17    4.99    2.23    7.22
   37        5.25     3.80    9.05      5.25    3.28    8.53    5.25   3.30     8.55    5.25    2.30    7.55
   38        5.51     4.03    9.54      5.51    3.44    8.95    5.51   3.43     8.94    5.51    2.37    7.88
   39        5.78     4.29   10.07      5.78    3.62    9.40    5.78   3.54     9.32    5.78    2.44    8.22
--------- -------- ------- --------- ------- ------- ------- ------ -------- ------- ------- ------- -------

                                   APPENDIX B
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

  ISSUE                         MALE                                            FEMALE

   AGE            STANDARD                NONSMOKER                STANDARD                NONSMOKER
               DAC + DSC = TDC         DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC
---------- ------------------------ ----------------------- ------------------------ -----------------------
   40       6.06    4.56    10.62    6.06    3.81    9.87    6.06    3.64     9.70    6.06    2.52    8.58
   41       6.35    4.86    11.21    6.35    4.01   10.36    6.35    3.71    10.06    6.35    2.61    8.96
   42       6.64    5.18    11.82    6.64    4.22   10.86    6.64    3.77    10.41    6.64    2.71    9.35
   43       6.95    5.51    12.46    6.95    4.44   11.39    6.95    3.81    10.76    6.95    2.81    9.76
   44       7.27    5.87    13.14    7.27    4.67   11.94    7.27    3.85    11.12    7.27    2.91   10.18
   45       7.60    6.26    13.86    7.60    4.93   12.53    7.60    3.92    11.52    7.60    3.04   10.64
   46       7.94    6.67    14.61    7.94    5.20   13.14    7.94    3.98    11.92    7.94    3.16   11.10
   47       8.27    7.12    15.39    8.27    5.49   13.76    8.27    4.03    12.30    8.27    3.29   11.56
   48       8.63    7.58    16.21    8.63    5.78   14.41    8.63    4.10    12.73    8.63    3.43   12.06
   49       9.02    8.06    17.08    9.02    6.10   15.12    9.02    4.23    13.25    9.02    3.60   12.62
   50       9.46    8.54    18.00    9.46    6.45   15.91    9.46    4.45    13.91    9.46    3.82   13.28
   51       9.97    9.03    19.00    9.97    6.82   16.79    9.97    4.80    14.77    9.97    4.10   14.07
   52      10.54    9.53    20.07   10.54    7.20   17.74   10.54    5.25    15.79   10.54    4.44   14.98
   53      11.13    10.05   21.18   11.13    7.61   18.74   11.13    5.76    16.89   11.13    4.81   15.94
   54      11.73    10.58   22.31   11.73    8.05   19.78   11.73    6.27    18.00   11.73    5.19   16.92
   55      12.31    11.12   23.43   12.31    8.52   20.83   12.31    6.73    19.04   12.31    5.55   17.86
   56      12.85    11.63   24.48   12.85    9.00   21.85   12.85    7.11    19.96   12.85    5.85   18.70
   57      13.39    12.08   25.47   13.39    9.45   22.84   13.39    7.41    20.80   13.39    6.10   19.49
   58      13.92    12.58   26.50   13.92    9.96   23.88   13.92    7.73    21.65   13.92    6.38   20.30
   59      14.46    13.22   27.68   14.46   10.58   25.04   14.46    8.13    22.59   14.46    6.74   21.20
   60      15.00    14.11   29.11   15.00   11.39   26.39   15.00    8.71    23.71   15.00    7.30   22.30
   61      15.00    14.87   29.87   15.00   12.01   27.01   15.00    9.53    24.53   15.00    8.08   23.08
   62      15.00    15.48   30.48   15.00   12.42   27.42   15.00    10.32   25.32   15.00    8.84   23.84
   63      15.00    16.00   31.00   15.00   12.73   27.73   15.00    11.06   26.06   15.00    9.55   24.55
   64      15.00    16.50   31.50   15.00   13.04   28.04   15.00    11.71   26.71   15.00   10.20   25.20
   65      15.00    17.05   32.05   15.00   13.45   28.45   15.00    12.25   27.25   15.00   10.75   25.75
   66      15.00    17.58   32.58   15.00   13.96   28.96   15.00    12.60   27.60   15.00   11.18   26.18
   67      15.00    18.05   33.05   15.00   14.50   29.50   15.00    12.78   27.78   15.00   11.49   26.49
   68      15.00    18.55   33.55   15.00   15.07   30.07   15.00    12.91   27.91   15.00   11.74   26.74
   69      15.00    19.19   34.19   15.00   15.70   30.70   15.00    13.07   28.07   15.00   12.00   27.00
   70      15.00    20.07   35.07   15.00   16.39   31.39   15.00    13.39   28.39   15.00   12.31   27.31
   71      15.00    21.52   36.52   15.00   17.25   32.25   15.00    14.01   29.01   15.00   12.72   27.72
   72      15.00    22.97   37.97   15.00   18.12   33.12   15.00    14.64   29.64   15.00   13.12   28.12
   73      15.00    24.41   39.41   15.00   18.98   33.98   15.00    15.26   30.26   15.00   13.53   28.53
   74      15.00    25.86   40.86   15.00   19.85   34.85   15.00    15.89   30.89   15.00   13.93   28.93
   75      15.00    27.31   42.31   15.00   20.71   35.71   15.00    16.51   31.51   15.00   14.34   29.34
---------- ------- -------- ------- ------- ------- ------- ------- -------- ------- ------- ------- -------

COLUMN HEADINGS:    DAC = First Year Contingent Deferred Administrative Charge
                    DSC = First Year Contingent Deferred Sales Charge
                    TDC = Total First Year Deferred Charge

                                   APPENDIX C
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                                     UNISEX

 Issue                       COMPOSITE                      Issue           SMOKER                  NONSMOKER
  Age                     DAC + DSC = TDC                    Age        DAC + DSC = TDC          DAC + DSC = TDC

   0           .75              .18              .93          40     6.06    4.38    10.44    6.06    3.55     9.61
   1           .80              .25             1.05          41     6.35    4.63    10.98    6.35    3.73    10.08
   2           .85              .32             1.17          42     6.64    4.90    11.54    6.64    3.92    10.56
   3           .90              .38             1.28          43     6.95    5.17    12.12    6.95    4.11    11.06
   4           .95              .45             1.40          44     7.27    5.47    12.74    7.27    4.32    11.59
   5           1.00             .52             1.52          45     7.60    5.79    13.39    7.60    4.55    12.15
   6           1.06             .62             1.68          46     7.94    6.13    14.07    7.94    4.79    12.73
   7           1.12             .73             1.85          47     8.27    6.50    14.77    8.27    5.05    13.32
   8           1.18             .84             2.02          48     8.63    6.88    15.51    8.63    5.31    13.94
   9           1.25             .94             2.19          49     9.02    7.29    16.31    9.02    5.60    14.62
   10          1.31            1.02             2.33          50     9.46    7.72    17.18    9.46    5.92    15.38
   11          1.37            1.08             2.45          51     9.97    8.18    18.15    9.97    6.28    16.25
   12          1.43            1.14             2.57          52    10.54    8.67    19.21   10.54    6.65    17.19
   13          1.49            1.17             2.66          53    11.13    9.19    20.32   11.13    7.05    18.18
   14          1.55            1.20             2.75          54    11.73    9.72    21.45   11.73    7.48    19.21
   15          1.60            1.24             2.84          55    12.31    10.24   22.55   12.31    7.93    20.24
   16          1.64            1.26             2.90          56    12.85    10.73   23.58   12.85    8.37    21.22
   17          1.67            1.28             2.95          57    13.39    11.15   24.54   13.39    8.78    22.17
   18          1.69            1.30             2.99          58    13.92    11.61   25.53   13.92    9.24    23.16
   19          1.73            1.33             3.06          59    14.46    12.20   26.66   14.46    9.81    24.27


 Issue            SMOKER                  NONSMOKER           60    15.00   13.03    28.03   15.00   10.57    25.57
  Age         DAC + DSC = TDC          DAC + DSC = TDC        61    15.00   13.80    28.80   15.00   11.22    26.22

   20      1.80    1.40    3.20     1.80    1.37    3.17      62    15.00   14.45    29.45   15.00   11.70    26.70
   21      1.89    1.56    3.45     1.89    1.44    3.33      63    15.00   15.01    30.01   15.00   12.09    27.09
   22      1.99    1.70    3.96     1.99    1.53    3.52      64    15.00   15.54    30.54   15.00   12.47    27.47
   23      2.12    1.83    3.95     2.12    1.62    3.74      65    15.00   16.09    31.09   15.00   12.91    27.91
   24      2.26    1.94    4.20     2.26    1.72    3.98      66    15.00   16.58    31.58   15.00   13.40    28.40
   25      2.42    2.02    4.44     2.42    1.82    4.24      67    15.00   17.00    32.00   15.00   13.90    28.90
   26      2.61    2.12    4.73     2.61    1.90    4.51      68    15.00   17.42    32.42   15.00   14.40    29.40
   27      2.83    2.23    5.06     2.83    1.98    4.81      69    15.00   17.97    32.97   15.00   14.96    29.96
   28      3.07    2.33    5.40     3.07    2.05    5.12      70    15.00   18.73    33.73   15.00   15.57    30.57
   29      3.31    2.46    5.77     3.31    2.14    5.45      71    15.00   20.02    35.02   15.00   16.34    31.34
   30      3.55    2.58    6.13     3.55    2.23    5.78      72    15.00   21.30    36.30   15.00   17.12    32.12
   31      3.78    2.71    6.49     3.78    2.33    6.11      73    15.00   22.58    37.58   15.00   17.89    32.89
   32      4.02    2.84    6.86     4.02    2.44    6.46      74    15.00   23.87    38.87   15.00   18.67    33.67
   33      4.25    3.00    7.25     4.25    2.56    6.81      75    15.00   25.15    40.15   15.00   19.44    34.44
   34      4.49    3.15    7.64     4.49    2.68    7.17
   35      4.74    3.32    8.06     4.74    2.81    7.55
   36      4.99    3.51    8.50     4.99    2.94    7.93
   37      5.25    3.70    8.95     5.25    3.08    8.33
   38      5.51    3.91    9.42     5.51    3.23    8.74
   39      5.78    4.14    9.92     5.78    3.38    9.16


COLUMN HEADINGS:     DAC = First Year Contingent Deferred Administrative Charge
                     DSC = First Year Contingent Deferred Sales Charge
                     TDC = Total First Year Deferred Charge

                                   APPENDIX D
                               DEATH BENEFIT RATIO

The Death Benefit Ratio required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.


                                        Attained Age |    Death Benefit Ratio
                                        -------------------------------------
                                        0-40         |            2.50
                                        41           |            2.43
                                        42           |            2.36
                                        43           |            2.29
                                        44           |            2.22
                                        45           |            2.15
                                        ------------------------------
                                        46           |            2.09
                                        47           |            2.03
                                        48           |            1.97
                                        49           |            1.91
                                        50           |            1.85
                                        ------------------------------
                                        51           |            1.78
                                        52           |            1.71
                                        53           |            1.64
                                        54           |            1.57
                                        55           |            1.50
                                        ------------------------------
                                        56           |            1.46
                                        57           |            1.42
                                        58           |            1.38
                                        59           |            1.34
                                        60           |            1.30
                                        ------------------------------
                                        61           |            1.28
                                        62           |            1.26
                                        63           |            1.24
                                        64           |            1.22
                                        65           |            1.20
                                        ------------------------------
                                        66           |            1.19
                                        67           |            1.18
                                        68           |            1.17
                                        69           |            1.16
                                        70           |            1.15
                                        ------------------------------
                                        71           |            1.13
                                        72           |            1.11
                                        73           |            1.09
                                        74           |            1.07
                                        75-90        |            1.05
                                        ------------------------------
                                        91           |            1.04
                                        92           |            1.03
                                        93           |            1.02
                                        94           |            1.01
                                        95           |            1.00
                                        ------------------------------

                                     PART II

                                  UNDERTAKINGS

1. Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC theretofore or hereafter duly adopted pursuant to authority conferred in that section.

2. Section 11 of the Bylaws of CUNA Mutual Life Insurance Company provides for indemnification of officers and directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

3. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


                                 REPRESENTATIONS


CUNA Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.


         The Prospectus consisting of 83 pages.


         Undertakings.

         Representations.

         The signatures.

         Written consent or opinion of the following persons:

                           KPMG Peat Marwick LLP
                           Scott Allen - Associate Actuary

         The following exhibits:

1. Exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2:

         1. Resolutions of the Board of Directors of CUNA Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

         2.       Not Applicable

         3. Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

         4. a. Termination Agreement dated December 31, 1993 concerning Agreement Governing Contribution dated September 30, 1983. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  b. Termination Agreement dated December 31, 1993 concerning Agreement Governing Contribution dated May 31, 1988. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

         5. a. Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  i. Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  ii. Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  iii. Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  iv. Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  v. Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.


                  vi. Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.


                  vii. Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  viii. Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  ix. Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  x. Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  b. Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  i. Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.


                  ii.      403(B) Endorsement, Form 1608(VUL) 0994


                  c. State Variation List. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.


         6. a. Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

                  b. Bylaws. Incorporated herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.



         7.       Not Applicable

         8. Servicing Agreement Between CUNA Mutual Life Insurance Company and CIMCO Inc. dated October 1, 1994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

         9. a. Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  b. Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to
                  Participation Agreement effective May 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.


         10. Application. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

2. Opinion of Counsel. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

3.       Not applicable

4.       Not applicable

5.       Financial Data Schedule

6.       Not applicable

Power of Attorney

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 8th day of April, 1998.


                 CUNA Mutual Life Variable Account (Registrant)



                                By:      /s/  Michael B. Kitchen
                                         Michael B. Kitchen
                                         President



Pursuant to the requirements of the Securities Act of 1933, the Depositor, CUNA Mutual Life Insurance Company, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 8th day of April, 1998.


                 CUNA Mutual Life Insurance Company (Depositor)



                                By:      /s/  Michael B. Kitchen
                                         Michael B. Kitchen
                                         President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date indicated.

SIGNATURES AND TITLE                             DATE                SIGNATURES AND TITLE                            DATE

James C. Barbre                       *                              Richard C. Robertson                  *
James C. Barbre, Director                                            Richard C. Robertson, Director


Robert W. Bream                       *                              Donald F. Roby                        *
Robert W. Bream, Director                                            Donald F. Roby, Director


Wilfred F. Broxterman                 *                              Rosemarie M. Shultz                   *
Wilfred F. Broxterman, Director                                      Rosemarie M. Shultz, Director


James L. Bryan                        *                              Neil A. Springer                      *
James L. Bryan, Director                                             Neil A. Springer, Director


Loretta M. Burd                       *                              Farouk D. G. Wang                     *
Loretta M. Burd, Director                                            Farouk D. G. Wang, Director


Ralph B. Canterbury                   *                              Larry T. Wilson                       *
Ralph B. Canterbury, Director                                        Larry T. Wilson, Director


Joseph N. Cugini                      *                              /s/  Linda L. Lilledahl                          04/08/98
Joseph N. Cugini, Director                                           Linda L. Lilledahl, Attorney-In-Fact


James A. Halls                        *
James A. Halls, Director


Jerald R. Hinrichs                    *
Jerald R. Hinrichs, Director


/s/  Michael B. Kitchen                          04/08/98
Michael B. Kitchen, Director


Robert T. Lynch                       *
Robert T. Lynch, Director


Omer K. Reed                          *
Omer K. Reed, Director


Gerald J. Ring                        *
Gerald J. Ring, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.



SIGNATURE AND TITLE                                                    DATE



/s/  Michael G. Joneson                                              04/08/98
Michael G. Joneson
Vice President - Accounting & Financial Systems



/s/  Richard J. Keintz                                               04/08/98
Richard J. Keintz
Chief Officer - Finance & Information Service



/s/  Michael B. Kitchen                                              04/08/98
Michael B. Kitchen
President and Chief Executive Officer

The Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account:

We consent to the use of our reports included herein and to the reference to our Firm under the heading "Independent Auditors" in the Prospectus of the CUNA Mutual Life Variable Account.

Our report dated March 27, 1998, contains an explanatory paragraph that states that the Company prepared the financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from generally accepted accounting principles.




                                                          KPMG Peat Marwick LLP




Des Moines, Iowa
April 17, 1998

April 15, 1998


CUNA Mutual Life Insurance Company
2000 Heritage Way
Waverly, IA  50677

Ladies and Gentlemen:

As Associate Actuary for CUNA Mutual Life Insurance Company, I have reviewed the illustrations for a MEMBERS(R) Variable Universal Life Insurance Policy described in Post-Effective Amendment No. 16 on Form S-6 to Registration Statement No. 33-19718.

In my opinion, the illustrations of cash values and death benefits included in Appendix A of the prospectus, based on the assumption stated in the illustrations, are consistent with the provisions of the form of the policy. Further, the rate structure of the policy has not been designed so as to make the relationship between premiums and benefits, as shown on the illustrations, appear more favorable to a prospective purchaser of a policy at ages 35 or 50 than to prospective purchasers of the policy at other ages.

I hereby consent to the use of this opinion as an exhibit to the Registration Statement.

Sincerely,

/s/  Scott Allen

Scott Allen, F.S.A., M.A.A.A.
Variable Products Leader -
Associate Actuary
CUNA Mutual Life Insurance Company

                   INDEX TO EXHIBITS TO FORM S-6


  5.b.ii.  403(B) Endorsement, Form 1608(VUL) 0994

  Power of Attorney

  Financial Data Schedule

                                EXHIBIT 5 b. ii.

403(b) Incidental Life Insurance Endorsement
Policy No.                                            Endorsement Effective Date
Policy Owner                                          City & State

This Flexible Premium Variable Life Insurance Policy is issued as part of a 403(b) salary reduction agreement. It is issued as an agreement between the policy owner and an Internal Revenue Code (Code) Section 501 (c)(3) organization or public school constituting a plan qualified under Code Section 403(b) and related regulations. The terms and conditions listed below will then form a part of the owner's policy; effective as of the date listed above. In any conflict between the terms of this section and all any other section of the policy; this section will govern.

NONTRANSFERABLE AND NONASSIGNABLE
This policy is for the sole benefit of the owner the beneficiary(ies). This policy is not transferable, except to the Company on surrender or settlement. It may not be: sold; assigned; discounted; or pledged as collateral for a loan or as security, for any purpose.

PREMIUM
Until the policy owner surrenders this policy, or notifies the Company in writing to remove this endorsement, premiums under this policy must be paid in the following manner: by an employer qualified under Section 403(b); by transfer from another 403(b) policy or custodial account.

Total contributions, including premium payments, may not exceed the limits contained in Code Section 415, Section 403(b)(2), Section 402(g)(1) or Section 401(a)(30).

If the total premiums exceed the following incidental limit; this policy may be deemed a distribution to the policy owner and may be subject to an Internal Revenue service (IRS) premature distribution tax, in addition to current income tax. Death benefits will be considered incidental if less than 25 percent of the total 403(b) contributions are used for premiums paid to this policy and any other 403(b) life insurance policy.

Direct rollovers and transfers of the cash surrender value from other 403(b) life insurance, annuity and/or custodial accounts will be accepted, up to the incidental death benefit limits outlined below. If the Payee is eligible to receive distributions, the Payee may elect an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified in a Direct Rollover.

Eligible Rollover Distribution means a payment of all or any portion of the Payee's policy value, but does not include:

1. any minimum payment that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Payee; or the joint lives (or joint life expectancies) of the Payee and the Payee's beneficiary; or for a specified period of ten years or more;
2.   any minimum  payment  required under Section  401(a)(9) of the Code;
3.   the portion of any payment that is non-taxable.

Eligible Retirement Plan is a plan that may accept an Eligible Rollover Distribution and may be: an individual retirement account described in Section 408(a) of the Code; or an individual retirement annuity described in Section 408(b) of the Code; or an annuity plan described in Section 403(b) of the Code; or a custodial account as described in Section 403(b)(7) of the Code.

For an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is: an individual retirement account; or individual retirement annuity.

Payee includes: an employee or former employee; the employee's or former employee's surviving spouse; the employee's or former employee's spouse or former spouse who is the alternate Payee under a qualified domestic relations order (defined in Section 414(p) of the Code).

Direct Rollover is specified by the Payee and may be: a payment from this policy directly to an Eligible Retirement Plan; or a payment from another 403(b) plan to this contract.

Any Eligible Rollover Distribution not paid to this plan will be accepted as a rollover contribution if received within 60 days of distribution.

PROCEEDS
The cost of life insurance protection (P.S. 58 Cost) must be included in the policy owner's gross income for each taxable year. This will be reported to the policy owner each year on form 1099-R. The accumulation of P.S. 58 Costs is the policy owner's cost basis upon this policy being distributed to the policy owner.

All  distributions  of  benefits  under this policy  shall be governed  by: Code
Section 403(b)(10); 401(a)(9); and their related regulations. This includes the incidental death benefit rules of Section 401(a)(9)(g).

A policy surrender that is in violation of the specific premature distribution rules of Code Section 403(b)(11) may result in a taxable event. Pursuant to Code
Section 403(b)(11), after a qualifying event the policy owner may surrender this policy, or any portion of this policy when the policy owner attains age 59 1/2; separates from service; dies; becomes disabled within the meaning of Code
Section 72(m)(7);  experiences a "hardship";  or as otherwise  permitted by Code
Section 403(b)(11) and its related regulations. In the case of hardship; the policy owner may not withdraw any income attributable to contributions made according to the salary reduction agreement, within the meaning of Section 402(g)(3)(c). The accelerated benefit option is not available under this policy. Distributions prior to age 59 1/2 may be subject to an IRS premature distribution tax, in addition to current income tax. As required by UCA'92, mandatory 20 percent withholding will apply if: a payment meets the definition of an Eligible Rollover Distribution and is not rolled over, but instead is paid directly to the annuitant.

At any time after a qualifying event, but not later than the April 1 of the calendar year following the policy owner's attainment of age 70 1/2, the policy owner may: surrender this policy; or notify the Company in writing to remove this endorsement. This policy is then no longer a part of the 403(b) plan. Upon removal of this endorsement, the accumulated value will be reported as taxable income to the policy owner. Upon removal of this endorsement, this policy will remain in force only if the net cash value or the after tax premium payments are sufficient to pay the monthly deduction.

POLICY LOANS
Policy loans taken, except as described below, will affect the tax treatment of this policy. Policy loans may be made under this policy. The maximum policy loan is the greater of 10,000, or 50 percent of the cash value. However, policy loans may not exceed the loan value described in this policy. In no event shall the total policy indebtedness of all 403(b) policies exceed 50,000 less the highest total policy indebtedness during the one-year period prior to the new loan date. The minimum policy loan is $100.

The policy owner must repay each policy loan within five (5) years of the loan date; unless the loan will be used to purchase the policy owner's principal residence. In that event, the Company may fix a reasonable time period for repayment. Terms for repayment will be established at the time the loan is made. A loan must be repaid in substantially equal payments; on a quarterly or more frequent basis. All loan repayments must be clearly marked as such.

If any loan repayments have not been made within 61 days of the due date, the loan as in default. After this 61 day time period, the indebtedness will be repaid by surrendering a portion of this policy. The amount surrendered will be treated as a taxable distribution to the policy owner.

GENERAL PROVISIONS
A. Endorsements. This policy, including this endorsement, will be amended as required by changes in: the Code; IRS regulation; or published revenue rulings. The policy owner will be promptly furnished with any endorsements which are required to comply with such changes in the Code. Upon receipt of such endorsement, the policy owner has thirty (30) days to contact the Company to reject the endorsement. If the thirty (30) days elapse without contact by the policy owner, the endorsement is deemed accepted by the policy owner. Because this policy is established with the intent to comply with federal regulation; rejection of the endorsement by the policy owner will be deemed a request to remove this endorsement.
B. Reporting. The Company is required to report payment from this policy to the IRS, and in some cases, to withhold certain amounts from taxable distributions. The Company will furnish policy reports summarizing: the cost of insurance; total contributions; and total distributions.
C. Enabling Agreement. The undersigned hereby agrees to the terms of this section; and requests that this endorsement be attached to the policy. The matters which the undersigned agrees to and accepts responsibility for are not the responsibility of the Company.

     Unless damage or loss is caused by willful or negligent act, or omission of the Company, in violation of the policy or applicable law; the Company shall not be liable when the Company:

     1. acts in accordance with information furnished by the undersigned or the beneficiary(ies); or
     2. must act without the benefit of information which the undersigned is required to provide under the terms of the policy or by law; or
     3.   administers any other matters relating to this policy.

D. Acknowledgement. The undersigned hereby agrees to the terms of this endorsement and acknowledges understanding of: the distribution restrictions imposed by Section 403(b)(11); and investment alternatives available under the employer's 403(b) program.

The Company shall not be liable for any damage or loss. This includes, without limitation, incurred by the undersigned or the beneficiary(ies), as a result of information for which the undersigned is responsible.

Signed                                         Witness
            (Policy Owner)
CUNA Mutual Life Insurance Company             Date
      A Mutual Insurance Company

        Secretary

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert W. Bream, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 7th day of April, 1997.

                                   /s/  Robert W. Bream
                                   Robert W. Bream
                                   Director, CUNA Mutual Life Insurance Company





                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 7th day of April, 1997.

                                    /s/  James L. Bryan
                                    James L. Bryan
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of April, 1997.

                                    /s/  Loretta M. Burd
                                    Loretta M. Burd
                                    Director, CUNA Mutual Life Insurance Company




                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Joseph N. Cugini, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 4th day of April, 1997.

                                    /s/  Joseph N. Cugini
                                    Joseph N. Cugini
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert T. Lynch, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 7th day of April, 1997.

                                    /s/  Robert T. Lynch
                                    Robert T. Lynch
                                    Director, CUNA Mutual Life Insurance Company





                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Omer K. Reed, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 4th day of April, 1997.

                                    /s/  Omer K. Reed
                                    Omer K. Reed
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Richard C. Robertson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 4th day of April, 1997.

                                    /s/  Richard C. Robertson
                                    Richard C. Robertson
                                    Director, CUNA Mutual Life Insurance Company





                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Donald F. Roby, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 7th day of April, 1997.

                                    /s/  Donald F. Roby
                                    Donald F. Roby
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 4th day of April, 1997.

                                    /s/  Neil A. Springer
                                    Neil A. Springer
                                    Director, CUNA Mutual Life Insurance Company





                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of April, 1997.

                                    /s/  Farouk D. G. Wang
                                    Farouk D. G. Wang
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 10th day of April, 1997.

                                    /s/  Larry T. Wilson
                                    Larry T.  Wilson
                                    Director, CUNA Mutual Life Insurance Company






                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, W. F. Broxterman, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of January, 1996.

                                       /s/ W. F. Broxterman
                                       W. F. Broxterman
                                       Director, Century Life of America

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of January, 1996.

                                       /s/ Ralph B. Canterbury
                                       Ralph B. Canterbury
                                       Director, Century Life of America






                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of January, 1996.

                                        /s/ Jerald R. Hinrichs
                                        Jerald R. Hinrichs
                                        Director, Century Life of America

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Rosemarie M. Shultz, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 22nd day of January, 1996.

                                        /s/ Rosemarie M. Shultz
                                        Rosemarie M. Shultz
                                        Director, Century Life of America






                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director in May 1999.

WITNESS MY HAND AND SEAL this 11th day of January, 1996.

                                          /s/ James C. Barbre
                                          James C. Barbre
                                          Director, Century Life of America

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James A. Halls, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director in May 1999.

WITNESS MY HAND AND SEAL this 8th day of January, 1996.

                                            /s/ James A. Halls
                                            James A. Halls
                                            Director, Century Life of America






                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director in May 1999.

WITNESS MY HAND AND SEAL this 5th day of January, 1996.

                                      /s/ Michael B. Kitchen
                                      Michael B. Kitchen
                                      Director, Century Life of America

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Gerald J. Ring, a director of Century Life of America, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of Century Life of America on behalf of Century Life of America and Century Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the Century Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director in May 1999.

WITNESS MY HAND AND SEAL this 11th day of January, 1996.

                                       /s/ Gerald J. Ring
                                       Gerald J. Ring
                                       Director, Century Life of America